        As filed with the Securities and Exchange Commission on April 30, 2002
                                                             File Nos. 333-25803
                                                                       811-08189

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                          Pre-Effective Amendment No.                       / /
                         Post-Effective Amendment No. 14                    /X/

                                      and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
                                 Amendment No. 15                           /X/

                         FLEMING MUTUAL FUND GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 522 Fifth Avenue
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                1-800-348-4782
              (Registrant's Telephone Number, Including Area Code)

                                   Copies to:

Judy R. Bartlett                        Sarah E. Cogan, Esq.           John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.     Simpson Thacher & Bartlett     Sullivan & Cromwell
1211 Avenue of the Americas             425 Lexington Avenue           125 Broad Street
New York, NY 10036                      New York, NY 10017             New York, NY 10004

                     (Name and Address of Agent for Service)




It is proposed that this filing will become effective (check appropriate box):
               /x/   Immediately upon filing pursuant to paragraph (b)
               / /   On (date)
               / /   60 days after filing pursuant to paragraph (a)(1)
               / /   On (date), pursuant to paragraph (a)(1)
               / /   75 days after filing pursuant to paragraph (a)(2)
               / /   On (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
               / / this post-effective amendment designates a new effective date for a previously file post-effective amendment.

PROSPECTUS MAY 1, 2002

JPMORGAN U.S. EQUITY FUNDS
CLASS A, CLASS B, AND CLASS C SHARES


BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND (CLASS A AND CLASS B)

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP GROWTH FUND (CLASS A AND CLASS B)

MID CAP VALUE FUND

SMALL CAP EQUITY FUND (CLASS A AND CLASS B)

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

VALUE OPPORTUNITIES FUND (CLASS A AND CLASS B)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Balanced Fund                                                          1

Capital Growth Fund                                                    8

Core Equity Fund                                                      13

Disciplined Equity Fund                                               18

Dynamic Small Cap Fund                                                23

Equity Growth Fund                                                    28

Equity Income Fund                                                    33

Growth and Income Fund                                                38

Mid Cap Growth Fund                                                   43

Mid Cap Value Fund                                                    48

Small Cap Equity Fund                                                 53

Small Cap Growth Fund                                                 58

U.S. Equity Fund                                                      63

Value Opportunities Fund                                              68

The Funds' Management and Administration                              73

How Your Account Works                                                77

   Know Which Classes to Buy                                          77

   About Sales Charges                                                77

   General                                                            78

   Buying Fund Shares                                                 79

   Selling Fund Shares                                                80

   Exchanging Fund Shares                                             81

   Other Information Concerning the Funds                             81

   Distributions and Taxes                                            82

Shareholder Services                                                  83

Risk and Reward Elements                                              84

Financial Highlights                                                  86

How To Reach Us                                               Back cover

JPMORGAN BALANCED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVE

The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks a balance of current income and growth by using the following strategies:
- an active equity management style which focuses on equity securities that it considers most undervalued.
- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.


The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or if they are unrated are deemed by the adviser to be of comparable quality.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that are not in equity or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria.

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities, or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to payments that occur earlier or later than expected and, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities. The issuer may have trouble making principal and interest payment when difficult economic conditions exist.


Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and the Lipper Balanced Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992       5.32%
1993       6.01%
1994      -2.27%
1995      23.83%
1996      11.31%
1997      23.67%
1998      25.04%
1999      13.94%
2000      -2.80%
2001      -5.92%


----------------------------------
BEST QUARTER                13.24%
----------------------------------
                4th quarter, 1998
----------------------------------
WORST QUARTER               -8.06%
----------------------------------
                1st quarter, 2001



* The performance for the period before Class B and Class C were launched on 2/16/01 is based on the performance of Class A Shares of the fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses and may have higher fees than Class A Shares. The performance for the period before Class A was launched on 10/16/98 is based on the performance of the Fund's Select Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*



                                             PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES         -11.31            8.72             8.61
---------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                 -12.15            6.96             7.73
---------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES          -6.52            6.80             7.12
---------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES         -11.02            9.60             9.19
---------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES          -7.41            9.87             9.19
---------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                      -11.88           10.70            12.94
---------------------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)          8.42            7.43             7.23
---------------------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                           -3.24            8.37             9.54
---------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*    See footnote on previous page.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES


The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                             CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*         5.75%              NONE              NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS         NONE               5.00%             1.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                  CLASS A   CLASS B  CLASS C
                                                  SHARES    SHARES   SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.50      0.50     0.50
 DISTRIBUTION (RULE 12b-1) FEES                    0.25      0.75     0.75
 SHAREHOLDER SERVICE FEES                          0.25      0.25     0.25
 OTHER EXPENSES(1)                                 0.57      0.57     0.57
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          1.57      2.07     2.07
 FEE WAIVER AND EXPENSE  REIMBURSEMENT(2)         (0.32)    (0.14)   (0.14)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.25      1.93     1.93
--------------------------------------------------------------------------------


(1) "Other expenses" are based on expenses incurred for the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.93% and 1.93%, respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            695        1,013       1,353       2,309
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           696          935       1,301       2,261***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)           296          635       1,101       2,389
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             196        635         1,101       2,261***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             196        635         1,101       2,389
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 84 -
85.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The securities mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Index, widely recognized market benchmarks. In the past, the Fund compared its performance to the S&P MidCap 400 Index. The Fund now compares its performance to the Russell Midcap(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1992      12.95%
1993      20.17%
1994      -1.31%
1995      22.24%
1996      24.20%
1997      23.37%
1998       5.54%
1999      12.77%
2000      14.17%
2001      -4.52%

------------------------------------
 BEST QUARTER                17.45%
------------------------------------
                 4th quarter, 1998
------------------------------------
 WORST QUARTER              -19.57%
------------------------------------
                 3rd quarter, 1998

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*



                                            PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES      -10.01         8.57           11.86
-----------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                           -10.01         6.44           10.01
-----------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES       -6.09         6.57            9.49
-----------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES       -9.72         9.04           12.09
-----------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES       -5.95         9.15           11.99
-----------------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX
 (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                   -20.15         9.02           11.10
-----------------------------------------------------------------------------------------
 S&P MIDCAP 400 INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)      -0.61        16.11           15.10
-----------------------------------------------------------------------------------------
 LIPPER MID-CAP CORE FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)     -4.90        11.28           12.43
-----------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class B was launched on 11/4/93 is based on the performance of Class A Shares of the Fund. The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund since 11/4/93 and Class A Shares of the Fund prior to that date. During these periods, the actual returns of Class B and Class C shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*           5.75%            NONE              NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS           NONE             5.00%             1.00%
--------------------------------------------------------------------------------


* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                            CLASS A      CLASS B     CLASS C
                                            SHARES       SHARES      SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                             0.40         0.40        0.40
 DISTRIBUTION (RULE 12b-1) FEES              0.25         0.75        0.75
 SHAREHOLDER SERVICE FEES                    0.25         0.25        0.25
 OTHER EXPENSES(1)                           0.47         0.47        0.47
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                    1.37         1.87        1.87
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.02)       (0.02)      (0.02)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                             1.35         1.85        1.85
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            705        982         1,280        2,125
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           688        886         1,209        2,059***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)           288        586         1,009        2,189
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             188        586         1,009        2,059***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             188        586         1,009        2,189
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVE

The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may also invest in investment grade debt securities, high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that is greater than or equal to the equity markets.

In managing the Fund, the adviser, JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994        -4.03%
1995        25.53%
1996        22.54%
1997        33.33%
1998        30.80%
1999        23.59%
2000       -12.19%
2001       -14.41%

-----------------------------------
 BEST QUARTER                22.85%
-----------------------------------
                 4th quarter, 1998
-----------------------------------
 WORST QUARTER              -14.75%
-----------------------------------
                 1st quarter, 2001


* The performance for the period before Class B and Class C were launched on 2/16/01 is based on the performance of Class A Shares of the Fund. During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance for the period before Class A was launched on 9/10/98 is based on the performance of the Fund's Select Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                             PAST 1 YEAR.     PAST 5 YEARS.   LIFE OF FUND
------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES       -19.32            8.83           10.70
------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
 DISTRIBUTIONS                               -19.32            8.24           10.35
------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
 DISTRIBUTIONS AND SALE OF FUND SHARES       -11.77            7.33            9.15
------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES       -19.20            9.71           11.37
------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES       -15.76           10.00           11.37
------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                -11.88           10.70           13.86
------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)     -12.83            9.59           12.09
------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*    See footnote on previous page.
(1) The Fund commenced operations on 4/1/93. Performance for the benchmarks is as of 4/30/93.


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES


The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*        5.75%             NONE              NONE
----------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS        NONE              5.00%             1.00%
----------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                             CLASS A     CLASS B    CLASS C
                                             SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                             0.50        0.50       0.50
 DISTRIBUTION (RULE 12b-1) FEES              0.25        0.75       0.75
 SHAREHOLDER SERVICE FEES                    0.25        0.25       0.25
 OTHER EXPENSES(1)                           0.58        0.57       0.58
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                    1.58        2.07       2.08
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.33)      (0.07)     (0.08)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                             1.25        2.00       2.00
--------------------------------------------------------------------------------



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00% and 2.00%, respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR    3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            695       1,015        1,357       2,319
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           703         942        1,307       2,269***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)           303         644        1,111       2,404
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             203        642         1,107       2,269***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             203        644         1,111       2,404
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVE


The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500.


THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investments.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares or the contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998        31.98%
1999        18.02%
2000       -11.11%
2001        12.14%

------------------------------------
 BEST QUARTER                22.83%
------------------------------------
                 4th quarter, 1998
------------------------------------
 WORST QUARTER              -15.97%
------------------------------------
                 3rd quarter, 2001

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Classes A and B were launched on 9/28/01. The Fund's performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 to 9/28/01 (for the table) and from 9/10/01 through 12/31/01 (for the bar chart). Returns for the period 12/31/97 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A and B Shares) and from 1/3/97 (commencement of operations) to 12/31/97, the institutional feeder (whose investment program was identical to those of Class A and B Shares). During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than the above-referenced class and feeders.
(1)  The fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                            PAST 1 YEAR      LIFE OF FUND
-----------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                      -17.24           8.66
-----------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON DISTRIBUTIONS      -17.55           8.02
-----------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                      -10.50           6.85
-----------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                      -16.41           9.66
-----------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                                   -11.88           9.53
-----------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                          -12.83           8.58
-----------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


 *   See footnote on previous page.
(1)  Performance for the benchmarks is as of 1/31/97.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND B SHARES


The estimated expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES        CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                     5.75%                 NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                     NONE                  5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                               CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                     0.35              0.35
 DISTRIBUTION (RULE 12b-1) FEES                      0.25              0.75
 SHAREHOLDER SERVICE FEES                            0.25              0.25
 OTHER EXPENSES(1)                                   0.39              0.39
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                            1.24              1.74
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.29)            (0.29)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                     0.95              1.45
--------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated amounts for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A and B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% and 1.45%, respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            666        919         1,191       1,965
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           648        820         1,117       1,895***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             148        520          917        1,895***
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMFAM(USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index and the Lipper Small-Cap Growth Funds Index, widely recognized market benchmarks.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1998        13.46%
1999        30.13%
2000        11.42%
2001       -14.33%

-------------------------------------
 BEST QUARTER                24.00%
-------------------------------------
                 4th quarter, 1999
-------------------------------------
 WORST QUARTER              -20.82%
-------------------------------------
                 1st quarter, 2001

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                       PAST 1 YEAR     LIFE OF FUND
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES                 -19.26          13.24
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                         -19.26          12.30
-----------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES                 -11.73          10.96
-----------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES                 -19.14          13.65
-----------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES                 -15.76          13.90
-----------------------------------------------------------------------------------
 S&P SMALLCAP 600/BARRA GROWTH INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)                 -1.18           5.60
-----------------------------------------------------------------------------------
 LIPPER SMALL-CAP GROWTH FUNDS INDEX  (REFLECTS NO
 DEDUCTION FOR TAXES)                                  -12.75           7.32
-----------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



 * The performance for the period before Class C was launched on 1/7/98 is based on the performance for Class B Shares of the fund.
(1) The Fund commenced operations on 5/19/97. Performance for the benchmarks is as of 5/31/97.



INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*        5.75%            NONE              NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS        NONE             5.00%             1.00%
--------------------------------------------------------------------------------


* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS)


                                              CLASS A     CLASS B    CLASS C
                                              SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                              0.65        0.65       0.65
 DISTRIBUTION (RULE 12b-1) FEES               0.25        0.75       0.75
 SHAREHOLDER SERVICE FEES                     0.25        0.25       0.25
 OTHER EXPENSES(1)                            0.49        0.49       0.49
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                     1.64        2.14       2.14
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     (0.14)      (0.02)     (0.02)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                              1.50        2.12       2.12
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred in the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.12% and 2.12%, respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            719        1,050        1,403      2,396
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           715          968        1,347      2,344***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)           315          668        1,147      2,471
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             215         668         1,147      2,344***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             215         668         1,147      2,471
--------------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest any portion of its assets that is not in equities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
       OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM(USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:


- projected earnings growth rate that is greater than or equal to the equity markets in general


- return on assets and return on equity equal to or greater than the equity markets in general


-    market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index, widely recognized market benchmarks. In the past, the Fund compared its performance to the S&P 500/BARRA Growth Index. The Fund now compares its performance to the Russell 1000(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


     1992                   6.43%
     1993                   2.48%
     1994                  -0.90%
     1995                  25.78%
     1996                  20.52%
     1997                  37.20%
     1998                  41.19%
     1999                  31.54%
     2000                 -23.85%
     2001                 -19.06%

----------------------------------
BEST QUARTER               27.32%
----------------------------------
                4th quarter, 1998
----------------------------------
WORST QUARTER             -18.53%
----------------------------------
                1st quarter, 2001


* The performance for the period before Class B and Class C were launched on 2/16/01 is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The performance for the period before Class A was launched on 8/13/98 is based on the performance of the Fund's Select Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*



                                                  PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES            -23.71         8.16            9.27
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                    -25.05         6.84            8.60
----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES            -13.15         6.88            7.99
----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES            -23.21         9.04            9.85
----------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES            -20.36         9.29            9.84
----------------------------------------------------------------------------------------------
 RUSSELL 1000(R) GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        -20.42         8.27           10.80
----------------------------------------------------------------------------------------------
 S&P 500/BARRA GROWTH INDEX (REFLECTS
 NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        -12.73        11.07           12.30
----------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP GROWTH FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)          -23.87         7.50           10.60
----------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* See footnote on previous page.


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                      5.75%              NONE              NONE
---------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                      NONE               5.00%             1.00%
---------------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                 CLASS A   CLASS B   CLASS C
                                                  SHARES    SHARES   SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.50      0.50     0.50
 DISTRIBUTION (RULE 12b-1) FEES                    0.25      0.75     0.75
 SHAREHOLDER SERVICE FEES                          0.25      0.25     0.25
 OTHER EXPENSES                                    0.58      0.60     0.60
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES(1)                       1.58      2.10     2.10
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.33)    (0.12)   (0.12)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.25      1.98     1.98
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.98% and 1.98% respectively, of average daily net assets until 4/30/03. In addition, the fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES* ($)            695        1,015       1,357        2,319
-----------------------------------------------------------------------------
 CLASS B SHARES** ($)           701          946       1,318        2,289***
-----------------------------------------------------------------------------
 CLASS C SHARES** ($)           301          646       1,118        2,422
-----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES ($)             201        646         1,118        2,289***
-----------------------------------------------------------------------------
 CLASS C SHARES ($)             201        646         1,118        2,422
-----------------------------------------------------------------------------



  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JP MORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 84 -
85.


THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may also invest in investment grade debt securities, high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval. The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The Fund seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. * The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index and the Lipper Equity Income Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500 Index. The Fund now compares its performance to the Russell 1000(R) Value Index. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


          1992                   5.61%
          1993                  12.34%
          1994                  -3.37%
          1995                  33.72%
          1996                  17.87%
          1997                  31.05%
          1998                  26.12%
          1999                  12.70%
          2000                  -4.09%
          2001                 -12.76%

---------------------------------------
BEST QUARTER                    18.81%
---------------------------------------
                     4th quarter, 1998
---------------------------------------
 WORST QUARTER                 -11.92%
---------------------------------------
                     1st quarter, 2001


* The performance for the period before Class B and Class C were launched on 2/16/01 is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. The Performance for the period before Class A was launched on 8/24/98 is based on the performance of the fund's select Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*



                                                   PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
---------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES             -17.78        8.00           10.26
---------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                     -17.97        6.50            9.49
---------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES             -10.74        6.62            8.82
---------------------------------------------------------------------------------------------
 CLASS B SHARES-- RETURN BEFORE TAXES              -17.44        8.91           10.87
---------------------------------------------------------------------------------------------
 CLASS C SHARES-- RETURN BEFORE TAXES              -14.00        9.19           10.86
---------------------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)             -5.59       11.13           14.16
---------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)                      -11.88       10.70           12.94
---------------------------------------------------------------------------------------------
 LIPPER EQUITY INCOME FUNDS
 INDEX (REFLECTS NO DEDUCTION FOR TAXES)            -5.20        8.57           11.18
---------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for theses other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* See footnote on previous page.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                            5.75%             NONE             NONE
-------------------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE              5.00%            1.00%
-------------------------------------------------------------------------------------------------


* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                 CLASS A   CLASS B    CLASS C
                                                 SHARES    SHARES     SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.40      0.40     0.40
 DISTRIBUTION (RULE 12b-1) FEES                    0.25      0.75     0.75
 SHAREHOLDER SERVICE FEES                          0.25      0.25     0.25
 OTHER EXPENSES(1)                                 0.65      0.66     0.66
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          1.55      2.06     2.06
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (0.30)    (0.31)   (0.31)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.25      1.75     1.75
--------------------------------------------------------------------------------



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, Respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS A SHARES* ($)            695        1,009       1,344       2,290
----------------------------------------------------------------------------
 CLASS B SHARES** ($)           678          916       1,280       2,234***
----------------------------------------------------------------------------
 CLASS C SHARES** ($)           278          616       1,080       2,365
----------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
 CLASS B SHARES ($)             178        616          1,080      2,234***
----------------------------------------------------------------------------
 CLASS C SHARES ($)             178        616          1,080      2,365
----------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 84 -
85.


THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market condition, it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


     BEFORE YOU INVEST
          INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


INVESTMENT PROCESS

In managing the Fund, JPMFAM(USA), the adviser, applies an active equity management style. The Fund focuses on companies with high quality management, with a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The value of the Fund's convertible securities tends to fall when prevailing interest rates rise. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index and the Lipper Large-Cap Value Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


          1992                  15.06%
          1993                  12.99%
          1994                  -3.41%
          1995                  27.55%
          1996                  19.38%
          1997                  29.53%
          1998                  14.11%
          1999                   8.09%
          2000                   0.48%
          2001                 -13.48%

---------------------------------------
 BEST QUARTER                    16.63%
---------------------------------------
                    4th quarter, 1998
---------------------------------------
 WORST QUARTER                 -14.31%
---------------------------------------
                    3rd quarter, 2001


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*



                                                    PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES              -18.46         5.53           9.61
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                      -18.67         2.94           7.46
-----------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES              -11.24         4.35           7.64
-----------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES              -18.23         6.01           9.81
-----------------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES              -14.76         5.90           9.62
-----------------------------------------------------------------------------------------------
 S&P 500/BARRA VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)             -11.71         9.49          13.10
-----------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP VALUE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   -8.58         9.42          12.05
-----------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund. The performance for the period before Class B was launched on 11/4/93 is based on performance of Class A Shares of the Fund. During this period, the actual returns of Class B and C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares.



INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                  5.75%             NONE             NONE
---------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                  NONE              5.00%            1.00%
---------------------------------------------------------------------------------------


* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES1 (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                      CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
--------------------------------------------------------------------------------------------
 MANAGEMENT FEES                            0.40             0.40                  0.40
 DISTRIBUTION (RULE 12b-1) FEES             0.25             0.75                  0.75
 SHAREHOLDER SERVICE FEES                   0.25             0.25                  0.25
 OTHER EXPENSES2                            0.42             0.42                  0.42
--------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                   1.32             1.82                  1.82
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)   (0.02)           (0.02)                (0.02)
--------------------------------------------------------------------------------------------
 NET EXPENSES(3)                            1.30             1.80                  1.80
--------------------------------------------------------------------------------------------



(1) The Fund has a master/feeder structure as described under The Funds' Management and Administration. This table shows the Class A, B and C expenses and their share of master portfolio expenses, expressed as a percentage of average daily net assets.
(2) "Other" Expenses are based on expenses incurred in the fiscal year ended 10/31/01, after which the fund changed its fiscal year end to 12/31.
(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80%, respectively, of average daily net assets until 4/30/03. In addition, the fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                      1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)                  700       967       1,255    2,072
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)                 683       871       1,183    2,005***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)                 283       571         983    2,136
--------------------------------------------------------------------------------



                                      1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)                   183       571       983      2,005***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)                   183       571       983      2,136
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN MID CAP GROWTH FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 84 -
85.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund invests in companies that the adviser believes have strong earnings growth potential.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search.

The adviser has developed a number of screens for the whole market and, in some cases, for a specific sector. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT RED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

Effective December 3, 2001, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as the H&Q IPO & Emerging Company Fund. This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Russell Midcap(R) Growth Index, the S&P 500 Index and the Lipper Mid-Cap Value Funds Index, widely recognized market benchmarks. In the past, the Fund compared its performance to the S&P 500 Index. The Fund now compares its performance to the Russell Midcap(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's new investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


 2000                         -49.12%
 2001                         -28.30%

--------------------------------------
 BEST QUARTER                  18.50%
--------------------------------------
                    4th quarter, 2001
--------------------------------------
 WORST QUARTER                -42.32%
--------------------------------------
                    4th quarter, 2000


* The performance for the period before 3/23/01 is based on the performance of the Class A and Class B Shares of the H&Q IPO & Emerging Company Fund, A series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the fund prior to 12/3/01. The predecessor's Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001*,(1)



                                                 PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 CLASS A SHARES-- RETURN BEFORE TAXES              -32.42         -28.12
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                     -32.71         -28.27
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES             -19.27         -21.44
--------------------------------------------------------------------------------
 CLASS B SHARES-- RETURN BEFORE TAXES              -32.18         -27.62
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                -11.88          -6.46
--------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)            -20.15          -4.15
--------------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                   6.73           6.88
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*    See footnote on previous page.
(1)  The Fund commenced operations on 10/29/99.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES      CLASS B SHARES
----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                    5.75%               NONE
----------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE                5.00%
----------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                CLASS A SHARES     CLASS B SHARES
---------------------------------------------------------------------------------
 MANAGEMENT FEE                                 0.65               0.65
 DISTRIBUTION (RULE 12b-1) FEES                 0.30               1.00
 SHAREHOLDER SERVICE FEE                        NONE               NONE
 OTHER EXPENSES(1)                              0.40               0.40
---------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES(2)                    1.35               2.05
---------------------------------------------------------------------------------



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Pursuant to a written agreement JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A and B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 2.05%, respectively, of average daily net assets through 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. This example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    total operating expenses for each period.


This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            705        978         1,272       2,105
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           708        943         1,303       2,200***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             208        643         1,103       2,200***
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
       OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998      19.77%
1999      13.87%
2000      35.28%
2001       9.91%

---------------------------------------------
BEST QUARTER                          17.96%
---------------------------------------------
                           4th quarter 1998
---------------------------------------------
WORST QUARTER                        -11.06%
---------------------------------------------
                           3rd quarter 1998
---------------------------------------------

* The performance in the table for the period before Classes A, B and C were launched on 4/30/01 and the Fund's performance in the bar chart are based on the performance of the Fund's Institutional Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                   PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES             3.21          18.23
-----------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                     1.39          14.43
-----------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES             2.36          13.17
-----------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES             3.99          19.52
-----------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES             8.18          19.85
-----------------------------------------------------------------------------
 S&P MIDCAP 400/BARRA VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)            7.14          11.42
-----------------------------------------------------------------------------
 RUSSELL MIDCAP(R) VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)            2.33           7.22
-----------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                 6.73           6.88
-----------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*    See footnote on previous page.

(1) The Fund commenced operations on 11/13/97. Performance for the benchmarks is as of 11/30/97.



INVESTOR EXPENSES FOR CLASSES A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                            CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*        5.75%             NONE             NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS        NONE              5.00%            1.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                                 CLASS A   CLASS B    CLASS C
                                                 SHARES    SHARES     SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                   0.70       0.70      0.70
 DISTRIBUTION (RULE 12b-1) FEES                    0.25       1.00      1.00
 SHAREHOLDER SERVICE FEES                          NONE       NONE      NONE
 OTHER EXPENSES(1)                                 2.77       2.77      2.78
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                          3.72       4.47      4.48
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)          (2.47)     (2.47)    (2.48)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                   1.25       2.00      2.00
--------------------------------------------------------------------------------



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00% and 2.00%, respectively, of the average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses of 1.25%, 2.00% and 2.00% for Classes A, B and C, respectively, through 4/30/03, and 2.25%, 3.00% (2.25% after 4/30/10***)
     and 3.00%, respectively, through 4/30/12.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 CLASS A SHARES* ($)            695        1,147       1,625       2,938
---------------------------------------------------------------------------
 CLASS B SHARES** ($)           703        1,133       1,689       3,070***
---------------------------------------------------------------------------
 CLASS C SHARES** ($)           303          833       1,489       3,247
---------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 CLASS B SHARES ($)             203        833         1,489       3,070***
---------------------------------------------------------------------------
 CLASS C SHARES ($)             203        833         1,489       3,247


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
84 - 85.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.



[CHART]


YEAR-BY-YEAR RETURNS(1)


1995                        54.04%
1996                        28.80%
1997                        17.76%
1998                         3.34%
1999                        13.75%
2000                        14.18%
2001                        -6.23%

-----------------------------------
BEST QUARTER                 19.38%
-----------------------------------
                 4th quarter, 1998
-----------------------------------
WORST QUARTER               -21.13%
-----------------------------------
                 3rd quarter, 1998


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                PAST 1 YEAR    PAST 5 YEARS       LIFE OF FUND
------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES          -11.62          6.91              16.22
------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                  -11.62          5.51              14.95
------------------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES           -7.07          5.46              13.64
------------------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES          -11.67          7.07              16.37
------------------------------------------------------------------------------------------------
 S&P SMALLCAP 600 INDEX
 (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                               6.54         10.60              15.05
------------------------------------------------------------------------------------------------
 LIPPER SMALL-CAP CORE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)                7.13         10.15              14.11
------------------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* The performance for the period before Class B was launched on 3/28/95 is based on performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares.

(1) The Fund commenced operations on 12/20/94. Performance for the benchmarks is as of 12/31/94.



INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A SHARES      CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*                         5.75%               NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                         NONE                5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                              CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                0.65             0.65
 DISTRIBUTION (RULE 12b-1) FEES                 0.25             0.75
 SHAREHOLDER SERVICE FEES                       0.01             0.25
 OTHER EXPENSES(1)                              0.49             0.49
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                       1.40             2.14
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (0.02)           (0.02)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                1.38             2.12
--------------------------------------------------------------------------------


(1) "Other Expenses" are Based On expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A and B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.38% And 2.12%, respectively, of the average daily net assets through 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            707        991         1,295       2,156
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           715        968         1,347       2,283***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             215        668         1,147       2,283***
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 84 -
85.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

Robert Fleming, the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.


The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; or the market capitalization of a security may exceed the guidelines set by the Fund's adviser.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index and the Lipper SmallCap Growth Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares or the contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998     14.86%
1999     46.54%
2000     -7.79%
2001    -10.90%

--------------------------------------
 BEST QUARTER                36.03%
--------------------------------------
                 4th quarter, 2001
--------------------------------------
 WORST QUARTER              -34.24%
--------------------------------------
                 3rd quarter, 2001


* The performance in the table for the period before Classes A, B and C were launched on 4/30/01 and the performance in the bar chart are based on the performance of the Fund's Institutional Class, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                     PAST 1 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES               -16.67       6.96
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS                                       -16.67       3.55
--------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES               -10.15       4.36
--------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES               -15.99       8.16
--------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES               -12.64       8.45
--------------------------------------------------------------------------------
 RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION FOR
 FEES, EXPENSES OR TAXES)                              2.49       4.46
--------------------------------------------------------------------------------
 RUSSELL 2000(R) GROWTH INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)               -9.23       0.50
--------------------------------------------------------------------------------
 LIPPER SMALL CAP GROWTH FUNDS INDEX
 (REFLECT NO DEDUCTION FOR TAXES)                    -12.97       6.27
--------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*    See footnote on previous page
(1) The Fund commenced operations on 11/14/97. Performance for the benchmarks is as of 11/30/97.



INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*       5.75%             NONE              NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS       NONE              5.00%             1.00%
--------------------------------------------------------------------------------


* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                            CLASS A   CLASS B    CLASS C
                                            SHARES    SHARES     SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                              0.80      0.80       0.80
 DISTRIBUTION (RULE 12b-1) FEES               0.25      1.00       1.00
 SHAREHOLDER SERVICE FEES                     NONE      NONE       NONE
 OTHER EXPENSES(1)                           11.12     11.17      11.17
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                    12.17     12.97      12.97
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (10.57)   (10.62)    (10.62)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                              1.60      2.35       2.35
--------------------------------------------------------------------------------



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60%, 2.35% and 2.35%, respectively, of average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses of 1.60%, 2.35% and 2.35% for Classes A, B and C, respectively, through 4/30/03, and 2.60%, 3.35% (2.60% after 4/30/10***) and 3.35%, respectively, through 4/30/12.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            728        1,247       1,792       3,271
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           738        1,237       1,860       3,402***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)           338          937       1,660       3,573
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             238          937       1,660       3,402***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             238          937       1,660       3,573
--------------------------------------------------------------------------------



  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 84 -
85.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992     8.73%
1993    11.02%
1994    -0.61%
1995    32.48%
1996    21.06%
1997    28.41%
1998    24.45%
1999    14.69%
2000    -6.72%
2001    -9.71%

-----------------------------------
 BEST QUARTER                21.33%
-----------------------------------
                 4th quarter, 1998
----------------------------------
 WORST QUARTER              -15.91%
-----------------------------------
                 3rd quarter, 2001


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Classes A, B and C were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, B and C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. During this period, the actual returns of Class B and C Shares would have been lower than shown because Class B and C Shares have higher expenses than the advisor feeder. Returns for the period 7/19/93 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A, B and C Shares) and from 1/1/92 to 7/19/93, The Pierpont Equity Fund, the Fund's predecessor. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the above-referenced predecessor and retail feeder.
(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*



                                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN BEFORE TAXES     -14.89         7.79          10.84
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                          -15.00         4.72           7.46
-------------------------------------------------------------------------------------
 CLASS A SHARES -- RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND SHARES      -9.04         5.57           7.65
-------------------------------------------------------------------------------------
 CLASS B SHARES -- RETURN BEFORE TAXES     -14.98         8.87          11.47
-------------------------------------------------------------------------------------
 CLASS C SHARES -- RETURN BEFORE TAXES     -10.90         9.03          11.48
-------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)              -11.88        10.70          12.94
-------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX
 (REFLECTS NO DEDUCTION FOR TAXES)         -12.83         9.59          11.47
-------------------------------------------------------------------------------------



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*    See footnote on previous page.



INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, and the estimated expenses of Class B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*           5.75%             NONE             NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS           NONE              5.00%            1.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                            CLASS A      CLASS B      CLASS C
                                            SHARES(1)    SHARES(2)    SHARES(2)
--------------------------------------------------------------------------------
 MANAGEMENT FEES                             0.40        0.40          0.40
 DISTRIBUTION (RULE 12b-1) FEES              0.25        0.75          0.75
 SHAREHOLDER SERVICE FEES                    0.25        0.25          0.25
 OTHER EXPENSES                              0.58        0.58          0.58
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                    1.48        1.98          1.98
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)    (0.43)      (0.23)        (0.23)
--------------------------------------------------------------------------------
 NET EXPENSES(3)                             1.05        1.75          1.75
--------------------------------------------------------------------------------



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.
(2) "Other Expenses" are based on estimated expenses for the most recent fiscal year.
(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.05%, 1.75% and 1.75% respectively, of average daily net assets until 4/30/05 with respect to Class A Shares and until 4/30/03 with respect to Class B and Class C Shares. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05 with respect to Classes A shares, and through 4/30/03 with respect to Class B and C shares, and total operating expenses thereafter.



The example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)            676        890         1,214       2,131
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)           678        899         1,246       2,159***
--------------------------------------------------------------------------------
 CLASS C SHARES** ($)           278        599         1,046       2,288
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)             178        599         1,046       2,159***
--------------------------------------------------------------------------------
 CLASS C SHARES ($)             178        599         1,046       2,288
--------------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a detailed discussion of the Fund's main risks, please see pages 84 - 85.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge against various market risks. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies, but not its objective, without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN  INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and the other changes noted above, the Fund's past performance record is not considered pertinent for investors considering whether to purchase shares of the Fund. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Class A and B Shares, and for comparison purposes, the performance of an appropriate broad-based index will also be included.

Unlike an entirely new mutual fund, the Fund currently holds various investments all of which would be permissible investments for the Fund under its new investment objective and policies. The adviser expects to modify the Fund's current holdings, over time, to more closely conform to its investment management style, including investment in companies without regard to geographic location. This will result in higher turnover and higher brokerage commissions than the Fund has historically experienced, as well as the potential realization of increased capital gains. The Fund's turnover rate averaged 12% over the past five years; the turnover rate for the upcoming fiscal year is expected to be higher than such average as the adviser anticipates selling 15% to 25% of the Fund's current assets.

INVESTOR EXPENSES FOR CLASS A AND B SHARES

The expenses of Class A and B Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   CLASS A SHARES       CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF
 THE OFFERING PRICE*               5.75%                NONE
--------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS               NONE                 5.00%
--------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                         CLASS A   CLASS B
                                                         SHARES    SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES(1)                                      0.50      0.50
 DISTRIBUTION (RULE 12b-1) FEES                          0.25      0.75
 SHAREHOLDER SERVICE FEES                                NONE      0.25
 OTHER EXPENSES                                          0.64      0.64
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                1.39      2.14
--------------------------------------------------------------------------------



(1) MANAGEMENT FEES REFLECT NEW ADVISORY AGREEMENT EFFECTIVE DECEMBER 31, 2001. THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,
- 5% return each year, and

- the Fund's operating expenses remain the same


The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS A SHARES* ($)             708         990       1,292        2,148
--------------------------------------------------------------------------------
 CLASS B SHARES** ($)            717         970       1,349        2,282***
--------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 CLASS B SHARES ($)              217         670       1,149        2,282***
--------------------------------------------------------------------------------



  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Balanced, Core Equity, Equity Growth, Equity Income and Mid Cap Growth Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity and U.S. Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

The Growth and Income Fund is also a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, U.S. Equity and Value Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Growth and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.


Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                                FISCAL
 FUND                           YEAR END          %
--------------------------------------------------------
 BALANCED FUND                  12/31/01        0.50
--------------------------------------------------------
 CAPITAL GROWTH FUND            12/31/01        0.40
--------------------------------------------------------
 CORE EQUITY FUND               12/31/01        0.50
--------------------------------------------------------
 DISCIPLINED EQUITY FUND        12/31/01        0.35
--------------------------------------------------------
 DYNAMIC SMALL CAP FUND         12/31/01        0.65
--------------------------------------------------------
 EQUITY GROWTH FUND             12/31/01        0.50
--------------------------------------------------------
 EQUITY INCOME FUND             12/31/01        0.37
--------------------------------------------------------
 GROWTH AND INCOME FUND         12/31/01        0.40
--------------------------------------------------------
 MID CAP GROWTH FUND            12/31/01        0.65
--------------------------------------------------------
 MID CAP VALUE FUND             12/31/01        0.00
--------------------------------------------------------
 SMALL CAP EQUITY FUND          12/31/01        0.65
--------------------------------------------------------
 SMALL CAP GROWTH FUND          12/31/01        0.00
--------------------------------------------------------
 U.S. EQUITY FUND               12/31/01        0.40
--------------------------------------------------------
 VALUE OPPORTUNITIES FUND       12/31/01        0.50
--------------------------------------------------------



THE PORTFOLIO MANAGERS

BALANCED FUND

The portfolio management team for the equity portion of the Fund's portfolio is comprised of a team of research analysts who select stocks in their respective sectors using the investment strategy described earlier in this prospectus. Anne Lester, Vice President of the adviser, is responsible for overseeing the management of the Fund's overall portfolio. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the equity portion of the portfolio. Ms. Lester has been at JPMFAM (USA) or one of its affiliates since 1992. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. The fixed-income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).


CAPITAL GROWTH FUND

Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of (JPMFAM (USA), the adviser, since 1982. He is currently a Director of the adviser and is head of the adviser's small company team.


CORE EQUITY FUND
Thomas Luddy, Managing Director of the adviser, is responsible for the management of the Fund. Mr. Luddy is head of the U.S. Equity Research Group. Mr. Luddy has been employed at JPMFAM (USA) or one of its affiliates since 1976 and has held numerous key positions in the firm, including such roles as Global Head of Equity and Chief Investment Officer.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President of the adviser, Timothy J. Devlin, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Mr. Gill has been at JPMIM since 1996. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.


DYNAMIC SMALL CAP FUND

The portfolio management team is led by Juliet Ellis, Vice President of the adviser and CFA. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999.


EQUITY GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.


EQUITY INCOME FUND
Bradford L. Frishberg, Vice President of the adviser, oversees the Fund and has been employed at JPMFAM (USA) or one of its affiliates since 1996. Mr. Frishberg is a portfolio manager in the equity and balanced groups.

GROWTH AND INCOME FUND

Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the adviser since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.


MID CAP GROWTH FUND

Mr. Jones serves as portfolio manager of the Fund. Information on Mr. Jones is discussed earlier in this prospectus.


MID CAP VALUE FUND

Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.


SMALL CAP EQUITY FUND

Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since August 1999. Information on Ms. Ellis is discussed earlier in this prospectus.


SMALL CAP GROWTH FUND

Mr. Jones serves as portfolio manager to the Fund. Information on Mr. Jones is discussed earlier in this prospectus.


U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Russo and Ms. Bao are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Russo and Ms. Bao is discussed earlier in this prospectus.

VALUE OPPORTUNITIES FUND
Bradford L. Frishberg, CFA, and Jonathan N. Golub, CFA , Vice Presidents at JPMIM, are responsible for the investment management of the Fund. Mr. Frishberg is a portfolio manager in the U.S. Active Equity Group. An employee since 1996, he has been a portfolio manager in the London and Tokyo offices before returning to New York in 2000. Previously, Mr. Frishberg managed portfolios for Aetna Investment Management in Hong Kong. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining the firm, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT.


THE FUNDS' ADMINISTRATORS


JPMorgan Chase Bank (Administrator) provides administrative services for and oversees the other service providers of each Fund, except for the Value Opportunities Fund, The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Value Opportunities
Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. The Business Manager, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception in 1985 and provides similar services to three other mutual funds with combined assets of approximately $50 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Shares of each Fund held by investors serviced by the shareholder servicing agent. The Mid Cap Value and Small Cap Growth Fund and Small Cap Equity Fund (Class A Shares) can only pay fees to shareholder servicing agents other than JPMorgan Chase Bank.


The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY


Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Funds. Each class may have different requirements for whom may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES


You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to Class B or C Shares of the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:


- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. Shareholders of the former J.P. Morgan U.S. Equity Fund - Advisor Series who received their Class A Shares as a result of a fund reorganization in September 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund into which such shareholders may subsequently exchange.


TOTAL SALES CHARGE

                                AS % OF THE             AS %
                                OFFERING                OF NET
 AMOUNT OF                      PRICE                   AMOUNT
 INVESTMENT                     PER SHARE               INVESTED
-------------------------------------------------------------------
 LESS THAN $100,000             5.75                    6.10
-------------------------------------------------------------------
 $100,000 BUT UNDER $250,000    3.75                    3.90
-------------------------------------------------------------------
 $250,000 BUT UNDER $500,000    2.50                    2.56
-------------------------------------------------------------------
 $500,000 BUT UNDER
 $1 MILLION                     2.00                    2.04
-------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
-------------------------------------------
 1                   5%
-------------------------------------------
 2                   4%
-------------------------------------------
 3                   3%
-------------------------------------------
 4                   3%
-------------------------------------------
 5                   2%
-------------------------------------------
 6                   1%
-------------------------------------------
 7                   NONE
-------------------------------------------
 8                   NONE
-------------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, Class B Shares may be the most economical choice.


Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.


If you plan to buy less than $100,000 of shares, Class B Shares or Class C Shares will generally be the most economical choice.


Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
--------------------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
--------------------------------------------------------------------------------
 1-800-348-4782
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

 TYPE OF                        INITIAL           ADDITIONAL
 ACCOUNT                        INVESTMENT        INVESTMENTS
---------------------------------------------------------------
 REGULAR ACCOUNT                $ 2,500            $ 100
---------------------------------------------------------------
 SYSTEMATIC INVESTMENT
 PLAN(1)                        $ 1,000            $ 100
---------------------------------------------------------------
 IRAS                           $ 1,000            $ 100
---------------------------------------------------------------
 SEP-IRAS                       $ 1,000            $ 100
---------------------------------------------------------------
 EDUCATION IRAS                 $   500            $ 100
---------------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C shares.


SELLING FUND SHARES


You can sell your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.


We will need the names of the registered shareholders and your account number before we can sell your shares.


Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


DISTRIBUTIONS AND TAXES


The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Balanced, Core Equity, Disciplined Equity, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Mid Cap Growth, Mid Cap Value, Small Cap Equity, Small Cap Growth and Value Opportunities Funds generally distribute any net investment income at least annually.


You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.


FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge but, you must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


==================================================================================================================================
POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities before      -  The Funds can take advantage of         -  The Funds segregate liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING
-  Increased trading could raise a         -  The Funds could realize gains in a      -  The Funds generally avoid short-term
   Fund's brokerage and related costs         short period of time                       trading, except to take advantage of
-  Increased short-term capital gains      -  The Funds could protect against losses     attractive or unexpected opportunities or
   distributions could raise                  if a stock is overvalued and its value     to meet demands generated by shareholder
   shareholders' income tax liability         later falls                                activity

DERIVATIVES
-  Derivatives such as futures,            -  Hedges that correlate well with         -  The Funds use derivatives for hedging and
   options, swaps, and forward foreign        underlying positions can reduce or         for risk management (i.e., to establish or
   currency contracts(1) that are used        eliminate losses at low cost               adjust exposure to particular securities,
   for hedging the portfolio or specific   -  A Fund could make money and protect        markets or currencies); risk management
   securities may not fully offset the        against losses if management's             may include management of a Fund's
   underlying positions and this could        analysis proves correct                    exposure relative to its benchmark.
   result in losses to a Fund that would   -  Derivatives that involve leverage          Certain Funds may also use derivatives to
   not have otherwise occurred                could generate substantial gains at        increase the Fund's gain
-  Derivatives used for risk management       low cost                                -  A Fund only establishes hedges that it
   or to increase a Fund's gain may not                                                  expects will be highly correlated with
   have the intended effects and may                                                     underlying positions
   result in losses or missed                                                         -  While the Funds may use derivatives that
   opportunities                                                                         incidentally involve leverage, they do not
-  The counterparty to a derivatives                                                     use them for the specific purpose of
   contract could default                                                                leveraging their portfolio
-  Derivatives that involve leverage
   could magnify losses
-  Certain types of derivatives involve
   costs to a Fund which can reduce
   returns
-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses
----------------------------------------------------------------------------------------------------------------------------------



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

==================================================================================================================================
POTENTIAL RISKS                            POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-  When a Fund lends a security, there     -  The Funds may enhance income through    -  Each adviser maintains a list of approved
   is a risk that the loaned securities       the investment of the collateral           borrowers
   may not be returned if the borrower        received from the borrower              -  The Funds receive collateral equal to at
   or the lending agent defaults                                                         least 100% of the current value of the
-  The collateral will be subject to the                                                 securities loaned plus accrued interest
   risks of the securities in which it                                                -  The lending agents indemnify the Funds
   is invested                                                                           against borrower default
                                                                                      -  Each adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize
                                                                                         losses
                                                                                      -  Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

MARKET CONDITIONS
-  Each Fund's share price and             -  Stocks have generally outperformed      -  Under normal circumstances each Fund plans
   performance will fluctuate in response     more stable investments (such as           to remain fully invested in accordance
   to stock and/or bond market movements      bonds and cash equivalents) over the       with its policies. Equity investments may
-  Adverse market conditions may from         long term                                  include common stocks, convertible
   time to time cause a Fund to take       -  With respect to the Diversified and        securities, preferred stocks, depositary
   temporary defensive positions that         Balanced Funds, a diversified,             receipts, (such as ADRs and EDRs), trust
   are inconsistent with its principal        balanced portfolio should mitigate         or partnership interests, warrants, rights
   investment strategies and may hinder       the effects of wide market                 and investment company securities
   the Fund from achieving its investment     fluctuations, especially when stock     -  Each Fund seeks to limit risk and enhance
   objective                                  and bond prices move in different          performance through active management
                                              directions                                 and/or diversification
                                                                                      -  During severe market downturns, each Fund
                                                                                         has the option of investing up to 100% of
                                                                                         assets in high quality short-term
                                                                                         instruments

MANAGEMENT CHOICES
-  A Fund could underperform its           -  A Fund could outperform its benchmark   -  The advisers focus their active management
   benchmark due to its securities and        due to these same choices                  on securities selection, the area where
   asset allocation choices                                                              they believe their commitment to research
                                                                                         can most enhance returns

FOREIGN INVESTMENTS
-  Currency exchange rate movements        -  Favorable exchange rate movements       -  The Funds anticipate that total foreign
   could reduce gains or create losses        could generate gains or reduce losses      investments will not exceed 20% of total
-  A Fund could lose money because of      -  Foreign investments, which represent       assets (30% for Diversified Fund, 30% for
   foreign government actions, political      a major portion of the world's             Equity Growth Fund and 10% for Small Cap
   instability or lack of adequate and        securities, offer attractive               Growth Fund)
   accurate information                       potential performance and               -  The Funds actively manage the currency
-  Currency and investment risks tend         opportunities for diversification          exposure of their foreign investments
   to be higher in emerging markets;       -  Emerging markets can offer higher          relative to their benchmarks, and may
   these markets also present higher          returns                                    hedge back into the U.S. dollar from time
   liquidity and valuation risks                                                         to time (see also "Derivatives"); these
                                                                                         currency management techniques may not be
                                                                                         available for certain emerging markets
                                                                                         investments

ILLIQUID HOLDINGS
-  Each Fund could have difficulty         -  These holdings may offer more           -  No Fund may invest more than 15% of net
   valuing these holdings precisely           attractive yields or potential growth      assets in illiquid holdings
-  Each Fund could be unable to sell          than comparable widely traded           -  To maintain adequate liquidity to meet
   these holdings at the time or price        securities                                 redemptions, each Fund may hold high
   it desires                                                                            quality short-term securities (including
                                                                                         repurchase agreements and reverse
                                                                                         repurchase agreements) and, for temporary
                                                                                         or extraordinary purposes, may borrow from
                                                                                         banks up to 33 1/3% of the value of its
                                                                                         total assets or draw on a line of credit
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information for the Value Opportunities Fund has been audited by Johnson Lambert & Co. whose reports, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.

All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^



                                                                CLASS A~                           CLASS B     CLASS C
                                                  ---------------------------------------------   ---------   ---------
                                                         YEAR       YEAR       YEAR   10/16/98*   02/16/01*   02/16/01*
                                                        ENDED      ENDED      ENDED     THROUGH     THROUGH     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/01   12/31/00   12/31/99    12/31/98    12/31/01    12/31/01
-----------------------------------------------------------------------------------------------   ---------   ---------
Net asset value, beginning of period                 $  30.23   $  38.46   $  34.51   $   31.87   $   29.69   $   29.69
-----------------------------------------------------------------------------------------------   ---------   ---------
  Income from investment operations:
    Net investment income                                0.47@      0.76@      0.70@       0.10        0.24@       0.24@
    Net gains or losses in securities
      (both realized and unrealized)                    (2.29)     (1.96)      4.05        3.95       (1.69)      (1.69)
                                                     --------   --------   --------   ---------   ---------   ---------

    Total from investment operations                    (1.82)     (1.20)      4.75        4.05       (1.45)      (1.45)
  Distributions to shareholders from:
    Dividends from net investment income                 0.32       1.28       0.61        0.16        0.20        0.20
    Distributions from capital gains                     0.65       5.75       0.19        1.25        0.65        0.65
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                    0.97       7.03       0.80        1.41        0.85        0.85
-----------------------------------------------------------------------------------------------   ---------   ---------
Net asset value, end of period                       $  27.44   $  30.23   $  38.46   $   34.51   $   27.39   $   27.39
-----------------------------------------------------------------------------------------------   ---------   ---------

TOTAL RETURN(1)                                         (5.92%)    (2.80%)    13.94%      12.78%      (4.79%)     (4.80%)
===============================================================================================   =========   =========

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------   ---------   ---------
Net assets, end of period (millions)                 $     71   $      2   $      2   $       1   $      19   $       1
-----------------------------------------------------------------------------------------------   ---------   ---------

RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------   ---------   ---------
   Net expenses                                          1.25%      1.25%      1.25%       1.25%       1.93%       1.93%
-----------------------------------------------------------------------------------------------   ---------   ---------
   Net investment income                                 1.68%      1.99%      1.94%       1.84%       1.00%       1.00%
-----------------------------------------------------------------------------------------------   ---------   ---------
  Expenses without waivers, reimbursements
    and earnings credits                                 1.57%      2.75%      3.34%     107.16%       2.07%       2.07%
-----------------------------------------------------------------------------------------------   ---------   ---------
  Net investment income without waivers,
    reimbursements and earnings credits                  1.36%      0.49%     (0.15%)   (104.07%)      0.86%       0.86%
-----------------------------------------------------------------------------------------------   ---------   ---------
Portfolio turnover rate                                   166%       134%        45%         58%        166%        166%
-----------------------------------------------------------------------------------------------   ---------   ---------



(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Chase Balanced Fund.
 ~  Formerly Investor Shares.
 *  Commencement of offering of class of shares.
 @  Calculated based upon average shares outstanding.
 #  Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^



                                                                                 CLASS A
                                                     ------------------------------------------------------------------
                                                     11/01/01       YEAR       YEAR        YEAR        YEAR        YEAR
                                                      THROUGH      ENDED      ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/01   10/31/01   10/31/00    10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  35.37   $  47.91   $  42.85   $   41.22   $   46.76   $   41.60
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.03)     (0.19)@    (0.14)@     (0.20)@     (0.12)      (0.02)@
    Net gains or losses in securities
      (both realized and unrealized)                     4.76      (6.87)     10.11        5.75       (0.52)      10.13
                                                     --------   --------   --------   ---------   ---------   ---------
    Total from investment operations                     4.73      (7.06)      9.97        5.55       (0.64)      10.11

  Distributions to shareholders from:
    Dividends from net investment income                   --         --         --          --          --        0.15
    Distributions from capital gains                       --       5.48       4.91        3.92        4.90        4.80
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                      --       5.48       4.91        3.92        4.90        4.95
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  40.10   $  35.37   $  47.91   $   42.85   $   41.22   $   46.76
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         13.37%    (15.86%)    25.81%      14.30%      (1.60%)     26.47%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                 $    495   $    426   $    523   $     577   $     728   $     839
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net Expenses                                           1.35%      1.35%      1.35%       1.30%       1.27%       1.31%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                 (0.40%)    (0.47%)    (0.32%)     (0.48%)     (0.24%)     (0.05%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements            1.35%      1.37%      1.35%       1.30%       1.27%       1.31%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) without waivers
    and reimbursements                                  (0.40%)    (0.49%)    (0.32%)     (0.48%)     (0.24%)     (0.05%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                  2%        43%        66%         86%        104%         67%
-----------------------------------------------------------------------------------------------------------------------



 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load. ^ Formerly Chase Vista Capital Growth Fund. The Fund changed its fiscal year end from October 31 to December 31.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
 #  Short periods have been annualized.

                                                                                 CLASS B
                                                    -------------------------------------------------------------------
                                                     11/01/01       YEAR       YEAR        YEAR        YEAR        YEAR
                                                      THROUGH      ENDED      ENDED       ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/01   10/31/01   10/31/00    10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  33.75   $  46.20   $  41.67   $   40.38   $   46.11   $   41.21
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.06)     (0.38)@    (0.35)@     (0.40)@     (0.29)      (0.23)@
    Net gains or losses in securities
      (both realized and unrealized)                     4.55      (6.59)      9.79        5.61       (0.54)      10.01
                                                     --------   --------   --------   ---------   ---------   ---------
    Total from investment operations                     4.49      (6.97)      9.44        5.21       (0.83)       9.78

  Distributions to shareholders from:
    Dividends from net investment income                   --         --         --          --          --        0.08
    Distributions from capital gains                       --       5.48       4.91        3.92        4.90        4.80
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                      --       5.48       4.91        3.92        4.90        4.88
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  38.24   $  33.75   $  46.20   $   41.67   $   40.38   $   46.11
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         13.30%    (16.30%)    25.21%      13.71%      (2.08%)     25.85%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                 $    170   $    164   $    318   $     338   $     405   $     422
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net Expenses                                           1.85%      1.85%      1.85%       1.80%       1.77%       1.81%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                 (0.93%)    (0.97%)    (0.82%)     (0.98%)     (0.74%)     (0.56%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements            1.85%      1.87%      1.85%       1.80%       1.77%       1.81%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) without waivers
    and reimbursements                                  (0.93%)    (0.99%)    (0.82%)     (0.98%)     (0.74%)     (0.56%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                  2%        43%        66%         86%        104%         67%
-----------------------------------------------------------------------------------------------------------------------



 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
 ^ Formerly Chase Vista Capital Growth Fund. The Fund changed its fiscal year end from October 31 to December 31.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
 #  Short periods have been annualized.

                                                                            CLASS C
                                                    ----------------------------------------------------------
                                                     11/01/01       YEAR       YEAR        YEAR    01/02/98**
                                                      THROUGH      ENDED      ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/01   10/31/01   10/31/00    10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  33.38   $  45.76   $  41.31   $   40.03   $   42.81
--------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.05)     (0.37)@    (0.35)@     (0.39)@     (0.09)
    Net gains or losses in securities
      (both realized and unrealized)                     4.49      (6.53)      9.71        5.59       (2.69)
                                                     --------   --------   --------   ---------   ---------
    Total from investment operations                     4.44      (6.90)      9.36        5.20       (2.78)
--------------------------------------------------------------------------------------------------------------

  Distributions to shareholders from:
    Dividends from net investment income                   --         --         --          --          --
    Distributions from capital gains                       --       5.48       4.91        3.92          --
                                                     --------   --------   --------   ---------   ---------
    Total dividends and distributions                      --       5.48       4.91        3.92          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  37.82   $  33.38   $  45.76   $   41.31   $   40.03
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         13.30%    (16.30%)    25.25%      13.81%      (6.49%)
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $      5   $      4   $      5   $       6   $       4
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
  Net Expenses                                           1.85%      1.85%      1.85%       1.80%       1.73%
--------------------------------------------------------------------------------------------------------------
  Net investment income                                 (0.91%)    (0.97%)    (0.82%)     (0.97%)     (0.59%)
--------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements            1.85%      1.87%      1.85%       1.80%       1.73%
--------------------------------------------------------------------------------------------------------------
  Net investment income (loss) without waivers
    and reimbursements                                  (0.91%)    (0.99%)    (0.82%)     (0.97%)     (0.59%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                  2%        43%        66%         86%        104%
--------------------------------------------------------------------------------------------------------------



 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund. The Fund changed its fiscal year end from October 31 to December 31.
  # Short periods have been annualized.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND^



                                                                     CLASS A**                     CLASS B     CLASS C
                                                    -------------------------------------------   ---------   ---------
                                                                                      09/10/98*   02/16/01*   02/16/01*
                                                               YEAR ENDED               THROUGH     THROUGH     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/01   12/31/00   12/31/99    12/31/98    12/31/01    12/31/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  26.30   $  32.19   $  26.52   $   21.49   $   25.46   $   25.46
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.04)@    (0.05)     (0.05)@        --       (0.19)@     (0.19)@
    Net gains or losses in securities
    (both realized and unrealized)                      (3.75)     (3.96)      6.28        6.22       (2.90)      (2.89)
                                                     --------   --------   --------   ---------   ---------   ---------
    Total from investment operations                    (3.79)     (4.01)      6.23        6.22       (3.09)      (3.08)

  Distributions to shareholders from:
    Dividends from net investment income                   --         --       0.01        0.02          --          --
    Distributions from capital gains                       --       1.88       0.55        1.17          --          --
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                      --       1.88       0.56        1.19          --          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  22.51   $  26.30   $  32.19   $   26.52   $   22.37   $   22.38
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                        (14.41%)   (12.19%)    23.59%      29.08%     (12.14%)    (12.10%)
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                 $     25   $      9   $      6   $       1   $      20   $       7
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net expenses                                           1.27%      1.24%      1.24%       1.23%       2.01%       2.01%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                 (0.19%)    (0.25%)    (0.13%)     (0.03%)     (0.94%)     (0.94%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements            1.58%      1.80%      3.02%     140.46%       2.07%       2.08%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers
    and reimbursements                                  (0.50%)    (0.81%)    (1.89%)   (139.26%)     (1.00%)     (1.01%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    40%        37%        11%~        32%         40%         40%
-----------------------------------------------------------------------------------------------------------------------



(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Chase Core Equity Fund.
**  Formerly Investor Shares.
 *  Commencement of offering of class of shares.
 @  Calculated based upon average shares outstanding.
 #  Short periods have been annualized.
 ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all of the Fund's investable assets were invested in Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.

JPMORGAN DISCIPLINED EQUITY FUND



                                                                                                CLASS A         CLASS B
                                                                                              ---------       ---------
                                                                                              09/28/01*        09/28/01*
                                                                                                THROUGH         THROUGH
PER SHARE OPERATING PERFORMANCE:                                                               12/31/01        12/31/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $   12.85       $   12.85
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                                          0.01@             --@
    Net gains or losses in securities (both realized and unrealized)                               1.39            1.40
                                                                                              ---------       ---------
    Total from investment operations                                                               1.40            1.40
  Distributions to shareholders from:
    Dividends from net investment income                                                           0.08            0.07
    Distributions from capital gains                                                                 --              --
                                                                                              ---------       ---------
    Total dividends and distributions                                                              0.08            0.07
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $   14.17       $   14.18
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                   10.93%          10.86%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                          $       2       $      --+
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net expenses                                                                                     0.95%           1.45%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                            0.42%          (0.12%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits                                   11.02%!!        11.52%!!
-----------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings credits                      (9.65%)!!      (10.19%)!!
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                              33%             33%
-----------------------------------------------------------------------------------------------------------------------



 *  Commencement of offering of class of shares.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 +  Amounts round to less than one million.
 #  Short periods have been annualized.
!! Due to the size of the net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN DYNAMIC SMALL CAP FUND^



                                                                                 CLASS A
                                                     ------------------------------------------------------------------
                                                     11/01/01       YEAR       YEAR        YEAR        YEAR   05/19/97*
                                                      THROUGH      ENDED      ENDED       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/01   10/31/01   10/31/00    10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  14.21   $  24.54   $  15.98   $   12.79   $   13.85   $   10.00
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                        (0.03)     (0.24)     (0.22)@     (0.15)      (0.09)      (0.04)
    Net gains or losses in securities
     (both realized and unrealized)                      1.54      (6.71)      8.78        3.34       (0.97)       3.89
                                                     --------   --------   --------   ---------   ---------   ---------
    Total from investment operations                     1.51      (6.95)      8.56        3.19       (1.06)       3.85

  Distributions to shareholders from:
    Dividends from net investment income                   --         --         --          --          --          --
    Distributions from capital gains                       --      (3.38)        --          --          --          --
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                      --      (3.38)        --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  15.72   $  14.21   $  24.54   $   15.98   $   12.79   $   13.85
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         10.63%    (30.60%)    53.57%      24.94%      (7.65%)     38.50%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $    125   $    120   $    154   $      78   $      62   $      43
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net Expenses                                           1.50%      1.50%      1.50%       1.49%       1.50%       1.49%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                          (1.21%)    (1.13%)    (0.99%)     (0.95%)     (0.91%)     (1.16%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements
    and earnings credits                                 1.63%      1.64%      1.76%       1.89%       1.83%       2.38%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) without
    waivers, reimbursements and earnings credits        (1.34%)    (1.27%)    (1.25%)     (1.35%)     (1.24%)     (2.05%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8%        57%        87%         92%         68%          7%
-----------------------------------------------------------------------------------------------------------------------


 *  Commencement of operations.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

 ^ Formerly Chase Vista Small Cap Opportunities Fund. The Fund changed its fiscal year end from October 31 to December 31.

 #  Short periods have been annualized.

                                                                                CLASS B
                                                     ------------------------------------------------------------------
                                                     11/01/01       YEAR       YEAR        YEAR        YEAR   05/19/97*
                                                      THROUGH      ENDED      ENDED       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/01   10/31/01   10/31/00    10/31/99    10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  13.72   $  23.96   $  15.71   $   12.67   $   13.81   $   10.00
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                        (0.04)     (0.23)     (0.40)@     (0.27)      (0.17)      (0.06)
    Net gains or losses in securities
     (both realized and unrealized)                      1.48      (6.63)      8.65        3.31       (0.97)       3.87
                                                     --------   --------   --------   ---------   ---------   ---------
    Total from investment operations                     1.44      (6.86)      8.25        3.04       (1.14)       3.81

  Distributions to shareholders from:
    Dividends from net investment income                   --         --         --          --          --          --
    Distributions from capital gains                       --      (3.38)        --          --          --          --
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                      --      (3.38)        --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  15.16   $  13.72   $  23.96   $   15.71   $   12.67   $   13.81
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         10.50%    (31.02%)    52.51%      23.99%      (8.25%)     38.10%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $     72   $     67   $    110   $      66   $      57   $      38
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net Expenses                                           2.12%      2.13%      2.20%       2.23%       2.24%       2.24%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                          (1.83%)    (1.75%)    (1.69%)     (1.69%)     (1.65%)     (1.93%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and
    earnings credits                                     2.12%      2.14%      2.26%       2.39%       2.33%       2.88%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) without waivers,
    reimbursements and earnings credits                 (1.83%)    (1.76%)    (1.75%)     (1.85%)     (1.74%)     (2.57%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8%        57%        87%         92%         68%          7%
-----------------------------------------------------------------------------------------------------------------------


 *  Commencement of operations.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

 ^ Formerly Chase Vista Small Cap Opportunities Fund. The Fund changed its fiscal year end from October 31 to December 31.

 #  Short periods have been annualized.

                                                                                 CLASS C
                                                     ------------------------------------------------------------------
                                                                11/01/01       YEAR        YEAR        YEAR   01/07/98**
                                                                 THROUGH      ENDED       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE                                 12/31/01   10/31/01    10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  13.70   $  23.93   $   15.69   $   12.66   $   13.17
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                          (0.04)     (0.23)      (0.35)@     (0.26)      (0.08)
    Net gains or losses in securities
     (both realized and unrealized)                                 1.47      (6.62)       8.59        3.29       (0.43)
                                                                --------   --------   ---------   ---------   ---------
    Total from investment operations                                1.43      (6.85)       8.24        3.03       (0.51)

  Distributions to shareholders from:
    Dividends from net investment income                              --         --          --          --          --
    Distributions from capital gains                                  --       3.38          --          --          --
                                                                --------   --------   ---------   ---------   ---------
    Total dividends and distributions                                 --       3.38          --          --          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  15.13   $  13.70   $   23.93   $   15.69   $   12.66
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    10.44%    (31.02%)     52.52%      23.93%      (3.87%)
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $     11   $     10   $      14   $       6   $       5
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                     2.12%      2.13%       2.20%       2.23%       2.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income                                           (1.83%)    (1.76%)     (1.69%)     (1.69%)     (1.55%)
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
    earnings credits                                                2.12%      2.14%       2.26%       2.39%       2.29%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
    reimbursements and earnings credits                            (1.83%)    (1.77%)     (1.75%)     (1.85%)     (1.60%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                8%        57%         87%         92%         68%
-----------------------------------------------------------------------------------------------------------------------



 **  Commencement of offering class of shares.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load. ^ Formerly Chase Vista Small Cap Opportunities Fund. The Fund changed its fiscal year end from October 31 to December 31.
  #  Short periods have been annualized.

JPMORGAN EQUITY GROWTH FUND^



                                                                      CLASS A**                    CLASS B     CLASS C
                                                     ------------------------------------------   ---------   ---------
                                                         YEAR       YEAR       YEAR   08/13/98*   02/16/01*   02/16/01*
                                                        ENDED      ENDED      ENDED     THROUGH     THROUGH     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/01   12/31/00   12/31/99    12/31/98    12/31/01    12/31/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  43.12   $  67.85   $  52.30   $   45.57   $   41.84   $   41.84
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                               (0.18)@    (0.42)@    (0.29)@     (0.02)      (0.36)@     (0.37)@
    Net gains or losses in securities
      (both realized and unrealized)                    (8.03)    (16.14)     16.75        8.53       (6.76)      (6.79)
                                                     --------   --------   --------   ---------   ---------   ---------
    Total from investment operations                    (8.21)    (16.56)     16.46        8.51       (7.12)      (7.16)

  Distributions to shareholders from:
    Dividends from net investment income                   --         --         --          --          --          --
    Distributions from capital gains                     3.04       8.17       0.91        1.78        3.04        3.04
                                                     --------   --------   --------   ---------   ---------   ---------
    Total dividends and distributions                    3.04       8.17       0.91        1.78        3.04        3.04
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  31.87   $  43.12   $  67.85   $   52.30   $   31.68   $   31.64
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                        (19.06%)   (23.85%)    31.54%      18.80%     (17.07%)    (17.17%)
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                 $     32   $     24   $     15   $       1   $      15   $       2
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------
  Net expenses                                           1.24%      1.24%      1.24%       1.25%       1.99%       1.99%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income                                 (0.50%)    (0.65%)    (0.48%)     (0.19%)     (1.24%)     (1.25%)
-----------------------------------------------------------------------------------------------------------------------
  Expenses without waivers and reimbursements            1.58%      1.64%      2.34%       5.88%       2.10%       2.10%
-----------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers and
   reimbursements                                       (0.84%)    (1.05%)    (1.58%)      4.82%      (1.35%)     (1.36%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    98%        58%        15%~        35%         98%         98%
-----------------------------------------------------------------------------------------------------------------------



(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Chase Equity Growth Fund.
 *  Commencement of offering of class of shares.
**  Formerly Investor Shares.
 @  Calculated based upon average shares outstanding.
 #  Short periods have been annualized.
 ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all of the Fund's investable assets were invested in Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.

JPMORGAN EQUITY INCOME FUND^



                                                             CLASS A~                     CLASS B      CLASS C
                                         --------------------------------------------   ---------    ---------
                                               YEAR       YEAR       YEAR   08/24/98*   02/16/01*    02/16/01*
                                              ENDED      ENDED      ENDED     THROUGH     THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE            12/31/01   12/31/00   12/31/99    12/31/98    12/31/01     12/31/01
-------------------------------------------------------------------------------------   ---------    ---------
Net asset value, beginning of period     $    35.35   $  49.83   $  46.23   $   40.49   $   34.41    $   34.41
-------------------------------------------------------------------------------------   ---------    ---------
   Income from investment operations:
     Net investment income                     0.10@      0.17@      0.20@       0.06       (0.06)@      (0.05)@
     Net gains or losses in securities
       (both realized and unrealized)         (4.62)     (2.66)      5.63        5.89       (3.64)       (3.66)
                                         ----------   --------   --------   ---------   ---------    ---------
     Total from investment operations         (4.52)     (2.49)      5.83        5.95       (3.70)       (3.71)
   Distributions to shareholders from:
     Dividends from net investment
       income                                  0.09       0.18       0.23        0.07          --           --
     Distributions from capital gains          0.17      11.81       2.00        0.14        0.17         0.17
                                         ----------   --------   --------   ---------   ---------    ---------
     Total dividends and distributions         0.26      11.99       2.23        0.21        0.17         0.17
-------------------------------------------------------------------------------------   ---------    ---------
Net asset value, end of period           $    30.57   $  35.35   $  49.83   $   46.23   $   30.54    $   30.53
-------------------------------------------------------------------------------------   ---------    ---------
TOTAL RETURN(1)                              (12.76%)    (4.09%)    12.70%      14.70%     (10.74%)     (10.76%)
=====================================================================================   ======================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------   ---------    ---------
Net assets, end of period (millions)     $       28   $      5   $      4   $       1   $      14    $       4
-------------------------------------------------------------------------------------   ---------    ---------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------   ---------    ---------
   Net expenses                                1.25%      1.25%      1.24%       1.18%       1.75%        1.75%
-------------------------------------------------------------------------------------   ---------    ---------
   Net investment income                       0.30%      0.34%      0.42%       0.57%      (0.20%)      (0.20%)
-------------------------------------------------------------------------------------   ---------    ---------
   Expenses without waivers,
     reimbursements and earnings
     credits                                   1.55%      1.94%      3.33%      37.61%       2.06%        2.06%
-------------------------------------------------------------------------------------   ---------    ---------
   Net investment income without
     waivers, reimbursements and
     earnings credits                          0.00%     (0.35%)    (1.67%)    (35.86%)     (0.51%)      (0.51%)
-------------------------------------------------------------------------------------   ---------    ---------
Portfolio turnover rate                           4%        15%        16%          3%          4%           4%
-------------------------------------------------------------------------------------   ---------    ---------



(1) Total return figures do not include the effect of any front-end or deferred sales load.
^    Formerly Chase Equity Income Fund.
~    Formerly Investor Shares.
*    Commencement of offering of class of shares.
@    Calculated based upon average shares outstanding.
#    Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^


                                                                        CLASS A
                                         ---------------------------------------------------------------------
                                           11/01/01       YEAR       YEAR        YEAR        YEAR         YEAR
                                            THROUGH      ENDED      ENDED       ENDED       ENDED        ENDED
PER SHARE OPERATING PERFORMANCE            12/31/01   10/31/01   10/31/00    10/31/99    10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    26.95   $  40.71   $  43.65   $   43.24   $   46.21    $   39.21
--------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.03       0.19       0.09@       0.18@       0.19@        0.35@
     Net gains or losses in securities
       (both realized and unrealized)          1.88      (8.04)      3.31        5.07        3.59        10.18
                                         ----------   --------   --------   ---------   ---------    ---------
     Total from investment operations          1.91      (7.85)      3.40        5.25        3.78        10.53
   Distributions to shareholders from:
     Dividends from net investment
       income                                  0.03       0.21       0.03        0.17        0.19         0.38
     Distributions from capital gains            --       5.70       6.31        4.67        6.56         3.15
                                         ----------   --------   --------   ---------   ---------    ---------
     Total dividends and distributions         0.03       5.91       6.34        4.84        6.75         3.53
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    28.83   $  26.95   $  40.71   $   43.65   $   43.24    $   46.21
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                7.09%    (21.50%)     8.88%      12.82%       9.09%       28.84%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)     $      876   $    833   $  1,131   $   1,385   $   1,499    $   1,497
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
   Net Expenses                                1.30%      1.30%      1.30%       1.26%       1.25%        1.27%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                0.62%      0.59%      0.23%       0.41%       0.44%        0.82%
--------------------------------------------------------------------------------------------------------------
   Expenses without waivers and
     reimbursements                            1.30%      1.32%      1.30%       1.26%       1.25%        1.27%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers and reimbursements                0.62%      0.57%      0.23%       0.41%       0.44%        0.82%
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover~                               0%        12%        30%        125%        113%          62%
--------------------------------------------------------------------------------------------------------------



 @   Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
 ^ Formerly Chase Vista Growth and Income Fund. The Fund changed its fiscal year end from October 31 to December 31.
 #   Short periods have been annualized.
 ~ The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.

                                                                        CLASS B
                                         ---------------------------------------------------------------------
                                           11/01/01       YEAR       YEAR        YEAR        YEAR         YEAR
                                            THROUGH      ENDED      ENDED       ENDED       ENDED        ENDED
PER SHARE OPERATING PERFORMANCE            12/31/01   10/31/01   10/31/00    10/31/99    10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    26.48   $  40.09   $  43.25   $   42.92   $   45.96    $   39.02
--------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.01       0.02      (0.11)@     (0.04)@     (0.02)@       0.13@
     Net gains or losses in securities
     (both realized and unrealized)            1.83      (7.89)      3.26        5.04        3.54        10.13
                                         ----------   --------   --------   ---------   ---------    ---------
     Total from investment operations          1.84      (7.87)      3.15        5.00        3.52        10.26
   Distributions to shareholders from:
     Dividends from net investment
       income                                    --       0.04         --          --          --         0.17
     Distributions from capital gains            --       5.70       6.31        4.67        6.56         3.15
                                         ----------   --------   --------   ---------   ---------    ---------
     Total dividends and distributions           --       5.74       6.31        4.67        6.56         3.32
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    28.32   $  26.48   $  40.09   $   43.25   $   42.92    $   45.96
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                6.95%    (21.90%)     8.32%      12.29%       8.52%       28.20%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)     $      180   $    185   $    409   $     528   $     542    $     489
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------
   Net Expenses                                1.80%      1.80%      1.80%       1.76%       1.75%        1.77%
--------------------------------------------------------------------------------------------------------------
   Net investment income                       0.12%      0.10%     (0.27%)     (0.09%)     (0.06%)       0.31%
--------------------------------------------------------------------------------------------------------------
   Expenses without waivers and
     reimbursements                            1.80%      1.82%      1.80%       1.76%       1.75%        1.77%
--------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers and reimbursements                0.12%      0.08%     (0.27%)     (0.09%)     (0.06%)       0.31%
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover~                               0%        12%        30%        125%        113%          62%
--------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
^ Formerly Chase Vista Growth and Income Fund. The Fund changed its fiscal year end from October 31 to December 31.
#    Short periods have been annualized.
~ The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.

                                                                  CLASS C
                                         --------------------------------------------------------
                                           11/01/01       YEAR       YEAR        YEAR   01/02/98**
                                            THROUGH      ENDED      ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE            12/31/01   10/31/01   10/31/00    10/31/99    10/31/98
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    25.68   $  39.10   $  42.34   $   42.13   $   41.64
-------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.01       0.05      (0.11)@     (0.03)@     (0.02)@
     Net gains or losses in securities
       (both realized and unrealized)          1.78      (7.70)      3.18        4.94        0.68
                                         ----------   --------   --------   ---------   ---------
     Total from investment operations          1.79      (7.65)      3.07        4.91        0.66
   Distributions to shareholders from:
     Dividends from net investment
       income                                    --       0.07         --        0.03        0.09
     Distributions from capital gains            --       5.70       6.31        4.67        0.08
                                         ----------   --------   --------   ---------   ---------
     Total dividends and distributions           --       5.77       6.31        4.70        0.17
-------------------------------------------------------------------------------------------------
Net asset value, end of period           $    27.47   $  25.68   $  39.10   $   42.34   $   42.13
-------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                6.97%   (21.89%)      8.31%      12.29%       1.55%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of period (millions)     $        7   $      7   $      9   $      10   $       5
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
   Net Expenses                                1.80%      1.80%      1.80%       1.76%       1.72%
-------------------------------------------------------------------------------------------------
   Net investment income                       0.12%      0.09%     (0.27%)     (0.07%)     (0.05%)
-------------------------------------------------------------------------------------------------
   Expenses without waivers and
     reimbursements                            1.80%      1.82%      1.80%       1.76%       1.72%
-------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers and reimbursements                0.12%      0.07%     (0.27%)     (0.07%)     (0.05%)
-------------------------------------------------------------------------------------------------
Portfolio Turnover~                               0%        12%        30%        125%        113%
-------------------------------------------------------------------------------------------------



**   Commencement of offering class of shares.
 @   Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
 ^ Formerly Chase Vista Growth and Income Fund. The Fund changed its fiscal year end from October 31 to December 31.
 #   Short periods have been annualized.
 ~ The percentages reflect the portfolio turnover of The Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN MID CAP GROWTH FUND^



                                                     CLASS A                                CLASS B
                                         ----------------------------------   ---------------------------------
                                           10/01/01   10/01/00   10/29/99**   10/01/01   10/01/00    10/29/99**
                                            THROUGH    THROUGH      THROUGH    THROUGH    THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE            12/31/01   09/30/01     09/30/00   12/31/01   09/30/01      09/30/00
---------------------------------------------------------------------------   ---------------------------------
Net asset value, beginning of period     $     4.27   $  12.51   $    10.00   $   4.22   $  12.43    $    10.00
---------------------------------------------------------------------------   ---------------------------------
   Income from investment operations:
     Net investment income                    (0.01)     (0.02)@      (0.09)     (0.02)     (0.07)@       (0.17)
     Net gains or losses in securities
       (both realized and unrealized)          0.80      (8.06)        2.60       0.79      (7.98)         2.60
                                         ----------   --------   ----------   --------   --------    ----------
     Total from investment operations          0.79      (8.08)        2.51       0.77      (8.05)         2.43
   Distributions to shareholders from:
     Dividends from net investment
       income                                    --         --           --         --         --            --
     Distribution from capital gains             --       0.16           --         --       0.16            --
                                         ----------   --------   ----------   --------   --------    ----------
     Total dividends and distributions           --       0.16           --         --       0.16            --
---------------------------------------------------------------------------   ---------------------------------
Net asset value, end of period           $     5.06   $   4.27   $    12.51   $   4.99   $   4.22    $    12.43
---------------------------------------------------------------------------   ---------------------------------
TOTAL RETURN                                  18.50%    (65.10%)      25.12%     18.25%    (65.30%)       24.31%
===========================================================================   =================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------   ---------------------------------
Net assets, end of period (millions)     $      101   $     94   $       33   $      5   $      6    $       25
---------------------------------------------------------------------------   ---------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------   ---------------------------------
   Net expenses                                1.35%      1.30%        1.16%      2.05%      2.00%         1.86%
---------------------------------------------------------------------------   ---------------------------------
   Net investment income                      (0.84%)    (0.54%)      (0.68%)    (1.53%)    (1.22%)       (1.38%)
---------------------------------------------------------------------------   ---------------------------------
   Expenses without waivers and
     reimbursements                            1.35%      1.30%        1.20%      2.05%      2.00%         1.91%
---------------------------------------------------------------------------   ---------------------------------
   Net investment income without
     waivers and reimbursements               (0.84%)    (0.54%)      (0.72%)    (1.53%)    (1.22%)       (1.43%)
---------------------------------------------------------------------------   ---------------------------------
Portfolio turnover rate                         135%       159%         147%       135%       159%          147%
---------------------------------------------------------------------------   ---------------------------------



^ Formerly H&Q IPO & Emerging Company Fund. The Fund changed its fiscal year from September 30 to December 31.
**   Commencement of operations.
#    Short periods have been annualized.
@    Calculated based upon average shares outstanding.

JPMORGAN MID CAP VALUE FUND^



                                                CLASS A                  CLASS B                   CLASS C
                                         -----------------------   ---------------------   ----------------------
                                           10/01/01   04/30/01**   10/01/01   04/30/01**   10/01/01    04/30/01**
                                            THROUGH      THROUGH    THROUGH      THROUGH    THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE            12/31/01     09/30/01   12/31/01     09/30/01   12/31/01      09/30/01
----------------------------------------------------------------   ---------------------   ----------------------
Net asset value, beginning of period     $    13.43   $    14.24    $ 13.40   $    14.24    $ 13.41   $     14.24
----------------------------------------------------------------   ---------------------   ----------------------
   Income from investment operations:
     Net investment income                     0.02@        0.04@     (0.01)@         --@     (0.01)@          --@
     Net gains or losses in securities
       (both realized and unrealized)          1.48        (0.85)      1.47        (0.84)      1.48         (0.83)
                                         ----------   ----------    -------   ----------    -------   -----------
     Total from investment operations          1.50        (0.81)      1.46        (0.84)      1.47         (0.83)
   Distributions to shareholders from:
     Dividends from net investment
       income                                  0.08           --       0.05           --       0.04            --
     Distributions from capital gains          0.75           --       0.75           --       0.75            --
                                         ----------   ----------    -------   ----------    -------   -----------
     Total dividends and distributions         0.83           --       0.80           --       0.79            --
----------------------------------------------------------------   ---------------------   ----------------------
Net asset value, end of period           $    14.10   $    13.43    $ 14.06   $    13.40    $ 14.09   $     13.41
----------------------------------------------------------------   ---------------------   ----------------------
TOTAL RETURN                                  11.20%       (5.69%)+   10.94%       (5.90%)+   11.05%        (5.83%)+
================================================================   =====================   ======================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------   ---------------------   ----------------------
Net assets, end of period (millions)     $        5   $        2    $     3   $        1    $     3   $         2
----------------------------------------------------------------   ---------------------   ----------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------   ---------------------   ----------------------
   Net expenses                                1.25%        1.30%      1.99%        2.03%      1.99%         2.04%
----------------------------------------------------------------   ---------------------   ----------------------
   Net investment income                       0.47%        0.71%     (0.27%)       0.01%     (0.30%)        0.03%
----------------------------------------------------------------   ---------------------   ----------------------
   Expenses without waivers,
     reimbursements, and earnings
     credits                                   3.72%       15.30%      4.47%       16.00%      4.48%        15.95%
----------------------------------------------------------------   ---------------------   ----------------------
   Net investment income without
     waivers, reimbursements, and
     earnings credits                         (2.00%)     (13.29%)    (2.75%)     (13.96%)    (2.79%)      (13.88%)
----------------------------------------------------------------   ---------------------   ----------------------
Portfolio turnover rate                          15%          98%        15%         98%         15%           98%
----------------------------------------------------------------   ---------------------   ----------------------



**   Commencement of offering of class of shares.
*    Commencement of operations.
^    The Fund changed its fiscal year end from September 30 to December 31.
@    Calculated based on average shares outstanding.
+    Not annualized.
#    Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^



                                                                        CLASS A
                                         ----------------------------------------------------------------------
                                           11/01/01        YEAR       YEAR        YEAR        YEAR         YEAR
                                            THROUGH       ENDED      ENDED       ENDED       ENDED        ENDED
PER SHARE OPERATING PERFORMANCE            12/31/01    10/31/01   10/31/00    10/31/99    10/31/98     10/31/97
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    19.64   $   27.89   $  22.77   $   20.40    $  23.57    $   19.19
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                    (0.03)@     (0.10)     (0.20)@     (0.13)@     (0.11)       (0.05)
     Net gains or losses in securities
       (both realized and unrealized)          1.92       (4.26)      7.97        2.67       (2.42)        4.72
                                         ----------   ---------   --------   ---------    --------    ---------
     Total from investment operations          1.89       (4.36)      7.77        2.54       (2.53)        4.67
   Distributions to shareholders from:
     Dividends from net investment
       income                                    --          --         --          --          --           --
     Distributions from capital gains            --        3.89       2.65        0.17        0.64         0.29
                                         ----------   ---------   --------   ---------    --------    ---------
     Total dividends and distributions           --        3.89       2.65        0.17        0.64         0.29
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    21.53   $   19.64   $  27.89   $   22.77    $  20.40    $   23.57
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                9.62%     (16.62%)    37.10%      12.49%     (10.93%)      24.61%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)     $       71   $      67   $     93   $      98    $    133    $     174
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
   Net Expenses                                1.38%       1.39%      1.44%       1.40%       1.38%        1.45%
---------------------------------------------------------------------------------------------------------------
   Net investment income                      (0.81%)     (0.80%)    (0.77%)     (0.59%)     (0.43%)      (0.23%)
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers,
     reimbursements and earnings
     credits                                   1.38%       1.40%      1.44%       1.40%       1.38%        1.45%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and
     earnings credits                         (0.81%)     (0.81%)    (0.77%)     (0.59%)     (0.43%)      (0.23%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           6%         47%        75%         92%         74%          55%
---------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end or sales load.
^ Formerly Chase Vista Small Cap Equity Fund. The Fund changed its fiscal year end from October 31 to December 31.
#    Short periods have been annualized.

                                                                        CLASS B
                                         ----------------------------------------------------------------------
                                           11/01/01        YEAR       YEAR        YEAR        YEAR         YEAR
                                            THROUGH       ENDED      ENDED       ENDED       ENDED        ENDED
PER SHARE OPERATING PERFORMANCE            12/31/01    10/31/01   10/31/00    10/31/99    10/31/98     10/31/97
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $    18.50   $   26.73   $  22.06   $   19.91    $  23.19    $   19.00
---------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                    (0.05)@     (0.09)     (0.37)@     (0.28)@     (0.31)       (0.27)
     Net gain or losses in securities
       (both realized and unrealized)          1.81       (4.25)      7.69        2.60       (2.33)        4.75
                                         ----------   ---------   --------   ---------    --------    ---------
     Total from investment operations          1.76       (4.34)      7.32        2.32       (2.64)        4.48
   Distributions to shareholders from:
     Dividends from net investment
       income                                    --          --         --          --          --           --
     Distributions from capital gains            --        3.89       2.65        0.17        0.64         0.29
                                         ----------   ---------   --------   ---------    --------    ---------
     Total dividends and distributions           --        3.89       2.65        0.17        0.64         0.29
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $    20.26   $   18.50   $  26.73   $   22.06    $  19.91    $   23.19
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                9.51%     (17.37%)    36.17%      11.69%     (11.60%)      23.84%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)     $       42   $      39   $     57   $      57    $     80    $     100
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------
   Net Expenses                                2.12%       2.13%      2.17%       2.12%       2.10%        2.16%
---------------------------------------------------------------------------------------------------------------
   Net investment income                      (1.55%)     (1.54%)    (1.50%)     (1.31%)     (1.15%)      (0.94%)
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers,
     reimbursements and earnings
     credits                                   2.12%       2.14%      2.17%       2.12%       2.10%        2.16%
---------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without
     waivers, reimbursements and
     earnings credits                         (1.55%)     (1.55%)    (1.50%)     (1.31%)     (1.15%)      (0.94%)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           6%         47%        75%         92%         74%          55%
---------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
^ Formerly Chase Vista Small Cap Equity Fund. The Fund changed its fiscal year end from October 31 to December 31.
#    Short periods have been annualized.

JPMORGAN SMALL CAP GROWTH FUND^



                                                CLASS A                  CLASS B                   CLASS C
                                         -----------------------   ---------------------   ----------------------
                                           10/01/01   04/30/01**   10/01/01   04/30/01**   10/01/01    04/30/01**
                                            THROUGH      THROUGH    THROUGH      THROUGH    THROUGH       THROUGH
PER SHARE OPERATING PERFORMANCE            12/31/01     09/30/01   12/31/01     09/30/01   12/31/01      09/30/01
----------------------------------------------------------------   ---------------------   ----------------------
Net asset value, beginning of period     $     6.80   $     9.20   $   6.80   $     9.20   $   6.79    $     9.20
----------------------------------------------------------------   ---------------------   ----------------------
   Income from investment operations:
     Net investment income (loss)             (0.01)       (0.05)@    (0.02)       (0.08)@    (0.01)        (0.08)@
     Net gains or losses in securities
       (both realized and unrealized)          2.46        (2.35)      2.47        (2.32)      2.45         (2.33)
                                         ----------   ----------   --------   ----------   --------    ----------
     Total from investment operations          2.45        (2.40)      2.45        (2.40)      2.44         (2.41)
   Distributions to shareholders from:
     Dividends from net investment
       income                                    --           --         --           --         --            --
     Distributions from capital gains            --           --         --           --         --            --
                                         ----------   ----------   --------   ----------   --------    ----------
     Total distributions                         --           --         --           --         --            --
----------------------------------------------------------------   ---------------------   ----------------------
Net asset value, end of period           $     9.25   $     6.80   $   9.25   $     6.80   $   9.23    $     6.79
----------------------------------------------------------------   ---------------------   ----------------------
TOTAL RETURN                                  36.03%      (26.09%)    36.03%      (26.09%)    35.94%       (26.20%)
================================================================   =====================   ======================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------   ---------------------   ----------------------
Net assets, end of period (millions)     $        -!  $        -!  $      -!  $        -!  $      -!   $        -!
----------------------------------------------------------------   ---------------------   ----------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------   ---------------------   ----------------------
   Net expenses                                1.54%        1.60%      2.35%        2.38%      2.35%         2.35%
----------------------------------------------------------------   ---------------------   ----------------------
   Net investment income                      (1.27%)      (1.37%)    (2.09%)      (2.11%)    (2.11%)       (2.11%)
----------------------------------------------------------------   ---------------------   ----------------------
   Expenses without reimbursements            12.17%       11.04%     12.97%       12.16%     12.97%        10.97%
----------------------------------------------------------------   ---------------------   ----------------------
   Net investment income without
     reimbursements                          (11.90%)     (10.81%)   (12.71%)     (11.89%)   (12.73%)      (10.73%)
----------------------------------------------------------------   ---------------------   ----------------------
Portfolio turnover rate                          25%          71%        25%          71%        25%           71%
----------------------------------------------------------------   ---------------------   ----------------------



**   Commencement of offering of class of shares.
^    The Fund changed its fiscal year end from September 30 to December 31.
@    Calculated based on average shares outstanding.
#    Short periods have been annualized.
!    Amounts round to less than one million.

JPMORGAN U.S. EQUITY FUND



                                                CLASS A^+           CLASS B      CLASS C
                                         -----------------------   ----------------------
                                           06/01/01   09/15/00**   09/10/01*    09/10/01*
                                            THROUGH      THROUGH     THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE            12/31/01     05/31/01    12/31/01     12/31/01
----------------------------------------------------------------   ---------   ----------
Net asset value, beginning of period     $    11.16   $    12.86   $    9.67   $     9.67
----------------------------------------------------------------   ---------   ----------
   Income from investment operations:
     Net investment income                     0.02@        0.03       (0.01)@      (0.01)@
     Net gains or losses in securities
       (both realized and unrealized)         (0.69)       (1.72)       0.79         0.80
                                         ----------   ----------   ---------   ----------
     Total from investment operations         (0.67)       (1.69)       0.78         0.79
   Distributions to shareholders from:
     Dividends from net investment
       income                                  0.02         0.01          --           --
     Distributions from capital gains          0.02           --        0.02         0.02
     Total dividends and distributions         0.04         0.01        0.02         0.02
----------------------------------------------------------------   ---------   ----------
Net asset value, end of period           $    10.45   $    11.16   $   10.43   $    10.44
----------------------------------------------------------------   ---------   ----------
TOTAL RETURN(1)                               (5.96%)     (13.10%)      8.07%        8.18%
================================================================   =========   ==========
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------   ---------   ----------
Net assets, end of period (millions)     $       54   $        3   $      19   $        1
----------------------------------------------------------------   ---------   ----------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------   ---------   ----------
   Net expenses                                1.05%        1.05%       1.75%        1.75%
----------------------------------------------------------------   ---------   ----------
   Net investment income                       0.30%        0.22%      (0.40%)      (0.39%)
----------------------------------------------------------------   ---------   ----------
   Expenses without waivers,
     reimbursements and earnings
     credits                                   1.44%        7.05%       1.85%        1.85%
----------------------------------------------------------------   ---------   ----------
   Net investment income without
     waivers, reimbursements and
     earnings credits                        (0.09%)       (5.78%)     (0.50%)      (0.49%)
----------------------------------------------------------------   ---------   ----------
Portfolio turnover rate -                        48%          81%         48%          48%
----------------------------------------------------------------   ---------   ----------



^ Formerly J.P. Morgan U.S. Equity Fund - Advisor Series. The fund changed its fiscal year end from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior period has been restated to reflect the split.
*    Commencement of operations of class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
- Prior to September 10, 2001, USEF invested all of its investible assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN VALUE OPPORTUNITIES FUND(1)



                                               YEAR         YEAR        YEAR         YEAR       YEAR
                                              ENDED        ENDED       ENDED        ENDED      ENDED
PER SHARE OPERATING PERFORMANCE:           12/31/01     12/31/00    12/31/99     12/31/98   12/31/97
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $    28.05   $    28.83   $   30.86   $    26.09   $  20.00
-------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                      .02          .04         .08          .08        .09
     Net realized and unrealized gain
       (loss) on investment                   (4.28)         .10       (1.36)        5.95       7.20
                                         ----------   ----------   ---------   ----------   -----------
     Total from investment operations         (4.26)         .14       (1.28)        6.03       7.29
   Less distributions:
     Dividends (from net investment
       income)                                 (.02)        (.05)       (.08)        (.07)      (.09)
     Distributions (from capital gains)       (2.91)        (.87)       (.67)       (1.19)     (1.11)
                                         ----------   ----------   ---------   ----------   -----------
     Total distributions                      (2.93)        (.92)       (.75)       (1.26)     (1.20)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year             $    20.86   $    28.05   $   28.83   $    30.86   $  26.09
-------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                              (15.31)%        .65%      (4.15)%      23.22%     36.56%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
   Net assets, end of year
     (in thousands)                      $   51,253   $   62,075   $  69,741   $   77,868   $ 61,649
-------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net
     assets                                    1.39%        1.25%       1.18%        1.24%      1.25%
-------------------------------------------------------------------------------------------------------
   Ratio of net income to average net
     assets                                     .09%         .21%        .30%         .26%       .35%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       14.42%       11.73%       8.07%       11.17%     13.03%
-------------------------------------------------------------------------------------------------------



(1)  Operated as The Growth Fund of Washington through 2001.
(2)  Excludes maximum sales charge of 5.75% of the Fund's offering price.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC

WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

           The Investment Company Act File Nos. for each Fund are:

           JPMorgan Balanced Fund                      811-5526
           JPMorgan Capital Growth Fund                811-5151
           JPMorgan Core Equity Fund                   811-5526
           JPMorgan Disciplined Equity Fund            811-7342
           JPMorgan Dynamic Small Cap Fund             811-5151
           JPMorgan Equity Growth Fund                 811-5526
           JPMorgan Equity Income Fund                 811-5526
           JPMorgan Growth and Income Fund             811-5151
           JPMorgan Mid Cap Growth Fund                811-5526
           JPMorgan Mid Cap Value Fund                811-08189
           JPMorgan Small Cap Equity Fund              811-5151
           JPMorgan Small Cap Growth Fund             811-08189
           JPMorgan U.S. Equity Fund                   811-7342
           JPMorgan Value Opportunities Fund           811-4321



            (c) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                    PR-EQABC-502

PROSPECTUS MAY 1, 2002

JPMORGAN U.S. EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMARTINDEX(TM) FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                                   1

Disciplined Equity Value Fund                             5

Diversified Fund                                          8

Mid Cap Value Fund                                       13

Small Cap Growth Fund                                    17

SmartIndex(TM) Fund                                      21

U.S. Equity Fund                                         25

U.S. Small Company Fund                                  30

The Funds' Management and Administration                 35

How Your Account Works                                   37

  Buying Fund Shares                                     37

  Selling Fund Shares                                    37

  Exchanging Fund Shares                                 38

  Other Information Concerning the Funds                 38

  Distributions and Taxes                                39

Risk and Reward Elements                                 40

Financial Highlights                                     42

How To Reach Us                                  Back cover

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998            32.35%
1999            18.32%
2000           -10.87%
2001           -11.71%

-----------------------------------
BEST QUARTER                 22.85%
-----------------------------------
                 4th quarter, 1998
-----------------------------------
WORST QUARTER               -15.96%
-----------------------------------
                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(2)



                                                    PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES     -11.71        10.25
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                      -11.96         9.19
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES               -7.13         8.04
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                    -11.88         9.53
--------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                  -12.83         8.58
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/3/97 (commencement of operations) to 9/10/01.
(1) The Fund's fiscal year end is 12/31.
(2) Performance for the benchmarks is as of 1/31/97.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                                       0.35
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.19
------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              0.64
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.19)
------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.45
------------------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     46         144         297         741
--------------------------------------------------------------------------------

     JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
40-41.


THE FUND'S OBJECTIVE


The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000(R) Value Index.


THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 1000(R) Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight sectors relative to the Russell 1000(R) Value Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the index over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period often -- as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000(R) VALUE INDEX OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


The Fund was launched on 9/28/01 and therefore has no reportable performance. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares, and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                     0.35
 DISTRIBUTION (RULE 12b-1) FEES                      NONE
 SHAREHOLDER SERVICE FEES                            0.10
 OTHER EXPENSES(1)                                   0.44
------------------------------------------------------------
 TOTAL OPERATING EXPENSES                            0.89
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.44)
------------------------------------------------------------
 NET EXPENSES(2)                                     0.45
------------------------------------------------------------



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.


The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                                       1 YEAR      3 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                          46          144
-----------------------------------------------------------------------------

     JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY


Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:


- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.


Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

The Fund may also invest up to 25% of its total assets in high yield, non-investment grade securities in the rating categories BB by S&P or the equivalent by another national rating organization, or if they are unrated are deemed by the adviser to be of comparable quality (junk bonds).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.


The Fund may invest any portion of its assets that are not in stocks or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS


In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.


Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.


The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, the S&P 500 Index and the Lipper Balanced Funds Index, widely recognized market benchmarks. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and MSCI EAFE (10%) indices.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994             0.93%
1995            26.84%
1996            13.68%
1997            18.89%
1998            18.60%
1999            14.23%
2000            -3.97%
2001            -5.54%

--------------------------------------
BEST QUARTER                   13.48%
--------------------------------------
                   4th quarter, 1998
--------------------------------------
WORST QUARTER                  -9.55%
--------------------------------------
                   3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(2)



                                       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                      -5.54         7.88          9.62
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS      -6.32         5.66          7.27
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                  -3.38         5.54          6.90
--------------------------------------------------------------------------------
 FUND BENCHMARK (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)             -5.34         8.92         10.49
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)            -11.88        10.70         13.85
--------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                  -3.24         8.37          9.34
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 9/10/93 (commencement of operations) to 9/10/01.
(1) The Fund's fiscal year end is 12/31.
(2) Performance for the benchmarks is as of 9/30/93.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                         0.55
 DISTRIBUTION (RULE 12b-1) FEES                          NONE
 SHAREHOLDER SERVICE FEES                                0.10
 OTHER EXPENSES(1)                                       0.25
-----------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                0.90
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                (0.25)
-----------------------------------------------------------------
 NET EXPENSES(2)                                         0.65
-----------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    66         208         421         1,035
--------------------------------------------------------------------------------

     JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.


The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998            19.77%
1999            13.87%
2000            35.28%
2001             9.91%

---------------------------------------
BEST QUARTER                     17.96%
---------------------------------------
                     4th quarter, 1998
---------------------------------------
WORST QUARTER                   -11.06%
---------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)



                                                     PAST 1 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES   9.91          20.04
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                    7.92          16.18
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            6.47          14.70
-------------------------------------------------------------------------------
 S&P MIDCAP 400/BARRA VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              7.14          11.42
-------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              2.33           7.22
-------------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                6.73           6.88
-------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) The Fund commenced operations on 11/13/97. Performance for the benchmarks is as of 11/30/97.
(2) The Fund's fiscal year end is 12/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES


The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                                    0.70
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           NONE
 OTHER EXPENSES(1)                                                  2.60
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           3.30
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (2.55)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.75
-----------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 0.75% through 4/30/03, and 1.75% through 4/30/12.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     77         453         855         1,979
--------------------------------------------------------------------------------

     JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
      - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
      - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Robert Fleming, the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.


The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; or the market capitalization of a security may exceed the guidelines set by the Fund's adviser.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST


     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998            14.86%
1999            46.54%
2000            -7.79%
2001           -10.90%

-----------------------------------
BEST QUARTER                 36.66%
-----------------------------------
                 4th quarter, 2001
-----------------------------------
WORST QUARTER               -34.17%
-----------------------------------
                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)



                                                      PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES     -10.90        8.70
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      -10.90        5.24
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES               -6.64        5.77
---------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                            2.49        4.46
---------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                           -9.23        0.50
---------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                  -12.97        6.27
---------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) The Fund commenced operations on 11/14/97. Performance for the benchmarks is as of 11/30/97.
(2) The Fund's fiscal year end is 12/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES


The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                         0.80
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                NONE
OTHER EXPENSES(1)                                                       5.86
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                6.66
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (5.81)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.85
-------------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.


The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 0.85% through 4/30/03, and 1.85% through 4/30/12.


The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   87         484         907         2,087
----------------------------------------------------------------------------

     JPMORGAN SMARTINDEX(TM) FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities of large and medium capitalization U.S. and foreign companies included in the S&P 500. While the Fund seeks to invest in a portfolio of equity securities with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in equity securities which are not part of the index. The Fund's sector weightings are expected to be similar to those of the S&P 500.

Within each sector, the Fund may moderately overweight equity securities that appear undervalued or fairly valued and underweight or not hold equity securities that appear overvalued. Accordingly, the Fund's performance is expected to differ from that of the S&P 500. The Fund expects to ordinarily hold a portfolio of approximately 325 stocks. The Fund generally considers selling equity securities that appear significantly overvalued.


By controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.


Although the Fund intends to invest primarily in equity securities, it may also invest in high quality money market instruments and repurchase agreements.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1999             19.61%
2000            -11.01%
2001            -11.95%

-----------------------------------------
BEST QUARTER                   12.97%
-----------------------------------------
                   4th quarter, 1999
-----------------------------------------
WORST QUARTER                -15.21%
-----------------------------------------
                   3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)



                                                     PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES    -11.95        -2.20

---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                     -12.28        -2.57
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES              -7.28        -1.92
---------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                   -11.88        -1.03
---------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                 -12.83        -1.23
---------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) The Fund commenced operations on 12/31/98.


(2) The Fund's fiscal year end is 12/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                   0.25
DISTRIBUTION (RULE 12b-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          0.10
OTHER EXPENSES(1)                                                 0.21
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          0.56
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.21)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                   0.35
-------------------------------------------------------------------------


(1) Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.


The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    36         113         247         638
----------------------------------------------------------------------------

     JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's share. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992           8.73%
1993          11.06%
1994          -0.32%
1995          32.83%
1996          21.22%
1997          28.58%
1998          24.79%
1999          14.88%
2000          -6.37%
2001          -9.30%

-------------------------------------
BEST QUARTER                 21.46%
-------------------------------------
                 4th quarter, 1998
-------------------------------------
WORST QUARTER               -15.70%
-------------------------------------
                 3rd quarter, 2001


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class) from 9/17/93 to 9/10/01. Returns for the period 7/19/93 through 9/17/93 reflect the performance of the retail feeder (whose investment program was identical to that of the Institutional Class) and from 1/1/92 through 7/19/93, the performance of The Pierpont Equity Fund, the predecessor of the Fund.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*



                                        PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.

INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                      -9.30        9.38         11.74
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS      -9.45        5.56          8.51
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                  -5.63        6.78          8.75
-------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)            -11.88       10.70         12.94
-------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)       -12.83        9.59         11.47
-------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                       0.40
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.10
OTHER EXPENSES(1)                                                     0.24
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              0.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.10)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.64
-------------------------------------------------------------------------------

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.64% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXAMPLE


The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   65         205         380         889
---------------------------------------------------------------------------

     JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

The Fund may invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992       18.98%
1993        8.59%
1994       -5.81%
1995       31.88%
1996       20.84%
1997       22.70%
1998       -5.28%
1999       44.30%
2000       -9.59%
2001       -8.85%

------------------------------------
BEST QUARTER                34.75%
------------------------------------
                 4th quarter, 1999
------------------------------------
WORST QUARTER             -22.61%
------------------------------------
                 3rd quarter, 2001


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class) from 11/4/93 to 9/10/01. Returns for the period 7/19/93 through 11/4/93 reflect the performance of the retail feeder (whose investment program was identical to that of the Institutional Class) and from 1/1/92 to 7/19/93, the performance of the Pierpont Capital Appreciation Fund, the predecessor of the Fund.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*



                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                     -8.85         6.69         10.36
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS     -8.95         4.66          8.51
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                 -5.39         4.92          8.06
---------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)   2.49         7.52         11.51
---------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)        7.13        10.15         12.61
---------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                       0.60
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.10
OTHER EXPENSES(1)                                                     0.20
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.83
----------------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.83% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXAMPLE


The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        85          265         477      1,087
-----------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value and SmartIndex(TM) Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISERS


JPMIM and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), U.S. Equity and U.S. Small Company Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                                FISCAL
FUND                            YEAR END    %
-------------------------------------------------
DISCIPLINED EQUITY FUND         12/31/01   0.35
-------------------------------------------------
DISCIPLINED EQUITY VALUE FUND   12/31/01   0.05
-------------------------------------------------
DIVERSIFIED FUND                12/31/01   0.55
-------------------------------------------------
MID CAP VALUE FUND              12/31/01   0.00
-------------------------------------------------
SMALL CAP GROWTH FUND            2/31/01   0.00
-------------------------------------------------
SMART INDEX(TM) FUND            12/31/01   0.24
-------------------------------------------------
U.S. EQUITY FUND                12/31/01   0.40
-------------------------------------------------
U.S. SMALL COMPANY FUND         12/31/01   0.60
-------------------------------------------------



THE PORTFOLIO MANAGERS


DISCIPLINED EQUITY FUND


The portfolio management team is led by Joseph Gill, Vice President of the adviser, Timothy J. Devlin, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Mr. Gill has been at JPMIM since 1996. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.


DISCIPLINED EQUITY VALUE FUND


The portfolio management team is led by Messrs. Devlin, Gill and Raffaele Zingone, Vice Presidents of the adviser. Mr. Zingone has been at JPMIM since 1991. Information on Messrs. Devlin and Gill is discussed earlier in this prospectus.


DIVERSIFIED FUND


The portfolio management team is led by John M. Devlin, Vice President of the adviser, who joined the team in December 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President of the adviser, who joined the team in June 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed-income and currency trader and as a portfolio manager in Milan.


MID CAP VALUE FUND


Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.


SMALL CAP GROWTH FUND


Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the adviser since 1982. He is currently a Director of the adviser and is head of the adviser's Small Company Investment Team.


SMARTINDEX(TM) FUND


The portfolio management team is led by Messrs. Devlin and Gill, and Ms. Buziak. Information on Messrs. Devlin, Gill and Ms. Buziak is discussed earlier in this prospectus.

U.S. EQUITY FUND


The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager.


U.S. SMALL COMPANY FUND


The portfolio management team is led by Marian U. Pardo, Managing Director of the adviser and Carolyn Jones, Vice President of the adviser. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The administrator for the Mid Cap Value and Small Cap Growth Funds receives 0.10% as a percentage of each Fund's average daily net assets.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund (except the Mid Cap Value and Small Cap Growth Funds) held by investors serviced by the shareholder servicing agent.


The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day that the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.


You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.


To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS


Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.


THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER


Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), and U.S. Equity Funds generally distribute any net investment income at least quarterly. The MidCap Value, Small Cap Growth and U.S. Small Company Funds generally distribute net investment income at least annually. Net capital gains, if any are distributed annually.


You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before       - The Funds can take advantage of         - The Funds segregate liquid assets to offset
  issue or for delayed delivery, it          attractive transaction opportunities      leverage risks
  could be exposed to leverage risk
  if it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's   - The Funds could realize gains in a      - The Funds generally avoid short-term trading,
  broker age and related costs               short period of time                      except to take advantage of attractive or
- Increased short-term capital gains       - The Funds could protect against losses    unexpected opportunities or to meet demands
  distributions could raise shareholders'    if a stock is overvalued and its value    generated by shareholder activity
  income tax liability                       later falls

DERIVATIVES
- Derivatives such as futures, options,    - Hedges that correlate well with         - The Funds use derivatives for hedging and for
  swaps, and forward foreign currency        underlying positions can reduce or        risk management (i.e., to establish or
  contracts(1) that are used for hedging     eliminate losses at low cost              adjust exposure to particular securities,
  the portfolio or specific securities     - The Funds could make money and            markets or currencies); risk management may
  may not fully offset the underlying        protect against losses if                 include management of a Fund's exposure
  positions and this could result in         management's analysis proves correct      relative to its benchmark. Certain Funds may
  losses to a Fund that would not have     - Derivatives that involve leverage         also use derivatives to increase the Fund's
  otherwise occurred                         could generate substantial gains at       gain
- Derivatives used for risk management or    low cost                                - A Fund only establishes hedges that it
  to increase a Fund's gain may not have                                               expects will be highly correlated with
  the intended effects and may result in                                               underlying positions
  losses or missed opportunities                                                     - While the Funds may use derivatives that
- The counterparty to a derivatives                                                    incidentally involve leverage, they do not
  contract could default                                                               use them for the specific purpose of
- Derivatives that involve leverage could                                              leveraging their portfolio
  magnify losses
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns
- Derivitives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets,
  and defer recognition of certain of a
  Fund's losses.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security, there is   - The Funds may enhance income through    - Each adviser maintains a list of approved
  a risk that the loaned securities may      the investment of the collateral          borrowers
  not be returned if the borrower or the     received from the borrower              - The Funds receive collateral equal to at
  lending agent defaults                                                               least 100% of the  current value of the
- The collateral will be subject to the                                                securities loaned plus accrued interest
  risks of the securities in which it is                                             - The lending agents indemnify the Funds
  invested                                                                             against borrower default
                                                                                     - Each adviser's collateral investment
                                                                                       guidelines limit the quality and duration of
                                                                                       collateral investment to minimize losses
                                                                                     - Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

MARKET CONDITIONS
- Each Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances each Fund plans to
  will fluctuate in response to stock        more stable investments (such as bonds    remain fully invested in accordance with its
  and/or bond market movements               and cash equivalents) over the long       policies. Equity investments may include
- Adverse market conditions may from time    term                                      common stocks, convertible securities,
  to time cause a Fund to take temporary   - With respect to the Diversified Fund,     preferred stocks, depositary receipts (such
  defensive positions that are               a diversified, balanced portfolio         as ADRs and EDRs), trust or partnership
  inconsistent with its principal            should mitigate the effects of wide       interests, warrants, rights and investment
  investment strategies and may hinder       market fluctuations, especially when      company securities
  the Fund from achieving its investment     stock and bond prices move in           - Each Fund seeks to limit risk and enhance
  objective                                  different directions                      performance through active management and/or
                                                                                       diversification
                                                                                     - During severe market downturns, each Fund has
                                                                                       the option of investing up to 100% of assets
                                                                                       in high quality short-term investments

MANAGEMENT CHOICES
- A Fund could underperform its benchmark  - A Fund could outperform its benchmark   - The advisers focus their active management
  due to its securities and asset            due to these same choices                 on securities selection, the area where they
  allocation choices                                                                   believe their commitment to research can most
                                                                                       enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could   - Favorable exchange rate movements could - Each Fund anticipates that its total foreign
  reduce gains or create losses              generate gains or reduce losses           investments will not exceed 20% of total
- A Fund could lose money because of       - Foreign investments, which represent a    assets (10% for Small Cap Growth Fund and 30%
  foreign government actions, political      major portion of the world's              for Diversified Fund)
  instability or lack of adequate and        securities, offer attractive potential  - The Funds actively manage the currency
  accurate information                       performance and opportunities for         exposure of their foreign investments
- Currency and investment risks tend to      diversification                           relative to their benchmarks, and may hedge
  be higher in emerging markets; these     - Emerging markets can offer higher         back into the U.S. dollar from time to time
  markets also present higher liquidity      returns                                   (see also "Derivatives"); these currency
  and valuation risks                                                                  management techniques may not be available
                                                                                       for certain emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing  - These holdings may offer more           - No Fund may invest more than 15% of net
  these holdings precisely                   attractive yields or potential growth     assets in illiquid holdings
- Each Fund could be unable to sell these    than comparable widely traded           - To maintain adequate liquidity to meet
  holdings at the time or price it           securities                                redemptions, each Fund may hold high quality
  desires                                                                              short-term securities (including repurchase
                                                                                       agreements and reverse repurchase agreements)
                                                                                       and, for temporary or extraordinary purposes,
                                                                                       may borrow from banks up to 33 1/3% of the
                                                                                       value of its total assets or draw on a line
                                                                                       of credit

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal periods, or the life of the Fund, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund for the fiscal year ended 9/30/00 and prior has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN DISCIPLINED EQUITY FUND^



                                                                            6/01/01     YEAR     YEAR     YEAR     YEAR 1/3/97**
                                                                            THROUGH    ENDED    ENDED    ENDED    ENDED  THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/01  5/31/01  5/31/00  5/31/99  5/31/98  5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $15.65   $17.54   $17.57   $14.96   $11.47   $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.07@    0.14     0.17     0.17     0.12     0.04
      Net gains or losses in securities (both realized and unrealized)        (1.44)   (1.89)    0.81     3.18     3.62     1.43
                                                                              ------   ------    ----     ----     ----     -----
      Total from investment operations                                        (1.37)   (1.75)    0.98     3.35     3.74     1.47
   Distributions to shareholders from:
      Dividends from net investment income                                     0.09     0.14     0.18     0.15     0.12       --
      Distributions from capital gains                                           --       --     0.83     0.59     0.13       --

      Total dividends and distributions                                        0.09     0.14     1.01     0.74     0.25       --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $14.19   $15.65   $17.54   $17.57   $14.96   $11.47
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  (8.73%)  (9.99%)   5.54%   23.07%   32.98%   14.70%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $1,162   $1,210   $1,476   $1,008   $  296   $   50
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.45%    0.45%    0.45%    0.45%    0.45%    0.45%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.86%    0.85%    1.04%    1.14%    1.27%    1.58%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               0.60%    0.55%    0.55%    0.60%    0.72%    1.34%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits  0.71%    0.75%    0.94%    0.99%    1.00%    0.69%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                        33%      72%      56%      51%      61%      20%
---------------------------------------------------------------------------------------------------------------------------------



 ^ Formerly J.P. Morgan Institutional Disciplined Equity Fund. The Fund changed its fiscal year from May 31 to December 31.
** Commencement of operations.
 @ Calculated based upon average shares outstanding.
 # Short periods have been annualized.
 - Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

DISCIPLINED EQUITY VALUE FUND



                                                                                    9/28/01*
                                                                                     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                    12/31/01
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $15.00
---------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                             0.06@
      Net gains or losses in securities (both realized and unrealized)                  1.08
                                                                                      -------
      Total from investment operations                                                  1.14
   Distributions to shareholders from:
      Dividends from net investment income                                              0.02
      Distributions from capital gains                                                    --
                                                                                      -------
      Total dividends and distributions                                                 0.02
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $16.12
---------------------------------------------------------------------------------------------

TOTAL RETURN                                                                            7.61%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                  $   27
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------
   Net expenses                                                                         0.44%
---------------------------------------------------------------------------------------------
   Net investment income                                                                1.50%
---------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                        0.99%
---------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits           0.95%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   22%
---------------------------------------------------------------------------------------------



  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN DIVERSIFIED FUND^


                                                                             7/1/01     YEAR     YEAR     YEAR     YEAR      YEAR
                                                                            THROUGH    ENDED    ENDED    ENDED    ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                           12/31/01  6/30/01  6/30/00  6/30/99  6/30/98   6/30/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.20   $14.93   $14.69   $14.18   $13.39   $12.02
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.14@    0.39     0.38     0.38     0.39     0.37
      Net gains or losses in securities (both realized and unrealized)        (0.50)   (1.38)    0.61     1.44     1.89     1.96
                                                                             ------   ------   ------   ------   ------   ------
      Total from investment operations                                        (0.36)   (0.99)    0.99     1.82     2.28     2.33
   Distributions to shareholders from:
      Dividends from net investment income                                     0.19     0.38     0.27     0.39     0.59     0.36
      Distributions from capital gains                                           --     0.36     0.48     0.92     0.90     0.60
                                                                             ------   ------   ------   ------   ------   ------
      Total dividends and distributions                                        0.19     0.74     0.75     1.31     1.49     0.96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $12.65   $13.20   $14.93   $14.69   $14.18   $13.39
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  (2.71%)  (6.69%)   6.88%   13.77%   18.42%   20.72%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $  505   $  582   $  622   $  609   $  332     $237
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.65%    0.65%    0.65%    0.65%    0.65%    0.65%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       2.21%    2.75%    2.48%    2.55%    3.12%    3.34%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               0.87%    0.83%    0.80%    0.84%    0.88%    0.98%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                   1.99%    2.57%    2.33%    2.36%    2.89%    3.01%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                       107%     185%     217%     144%      82%     100%
---------------------------------------------------------------------------------------------------------------------------------



  ^ Formerly J.P. Morgan Institutional Diversified Fund. The Fund changed its fiscal year end from June 30 to December 31.
  - Prior to September 10, 2001, DF invested all of its investible assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.

JPMORGAN MID CAP VALUE FUND^^



                                                                            10/1/01     YEAR     YEAR     YEAR  11/13/97*
                                                                            THROUGH    ENDED    ENDED    ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/01  9/30/01  9/30/00  9/30/99    9/30/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.47   $13.06   $13.56   $10.62     $10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.03@    0.15     0.11     0.02       0.11
      Net gains or losses in securities (both realized and unrealized)         1.48     1.28     2.59     3.20       0.54
                                                                             ------   ------   ------   ------     ------
      Total from investment operations                                         1.51     1.43     2.70     3.22       0.65
   Distributions to shareholders from:
      Dividends from net investment income                                     0.09     0.15     0.09     0.10       0.03
      Distributions from capital gains                                         0.75     0.87     3.11     0.18         --
                                                                             ------   ------   ------   ------     ------
      Total dividends and distributions                                        0.84     1.02     3.20     0.28       0.03
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $14.14   $13.47   $13.06   $13.56     $10.62
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  11.30%   11.19%   23.76%   30.41%      6.50%+
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $    4   $    4   $    5   $    4     $    3
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                0.75%    0.75%    0.97%    1.25%      1.25%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.94%    1.07%    0.84%    0.06%      0.73%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements, and earnings credits              3.30%    3.25%    4.24%    5.11%      7.72%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements, and earnings
     credits                                                                  (1.61%)  (1.43%)  (2.43%)  (3.80%)    (5.74%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          15%      98%      99%     109%        73%
--------------------------------------------------------------------------------------------------------------------------



  * Commencement of operations.
  @ Calculated based on average shares outstanding.
  + Not annualized.
  # Short periods have been annualized.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.

JPMORGAN SMALL CAP GROWTH FUND^^



                                                                            10/1/01      YEAR      YEAR      YEAR   11/14/97*
                                                                            THROUGH     ENDED     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/01   9/30/01   9/30/00   9/30/99     9/30/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  6.83   $ 15.12   $ 13.45   $  9.47   $   10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income (loss)                                               --     (0.07)    (0.08)     0.08        0.08
      Net gains or losses in securities (both realized and unrealized)         2.49     (6.07)     4.34      4.28       (0.59)
                                                                            -------   -------   -------   -------   ---------
      Total from investment operations                                         2.49     (6.14)     4.26      4.36       (0.51)
   Distributions to shareholders from:
      Dividends from net investment income                                       --        --      0.04      0.09        0.02
      Distributions from net realized gain                                       --      2.15      2.55      0.29          --
                                                                            -------   -------   -------   -------   ---------
      Total dividends and distributions                                          --      2.15      2.59      0.38        0.02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  9.32   $  6.83   $ 15.12   $ 13.45   $    9.47
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  36.46%   (45.44%)   36.33%    46.61%      (5.15%)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                        $     2   $     2   $     4   $     2   $       1
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.85%     0.85%     1.05%     1.35%       1.35%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      (0.62%)   (0.53%)   (0.61%)   (0.68%)     (0.30%)
------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               6.66%     5.82%     5.47%    10.19%      13.84%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                  (6.43%)   (5.50%)   (5.03%)   (9.52%)    (12.79%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          25%       71%       88%       71%         35%
------------------------------------------------------------------------------------------------------------------------------



 * Commencement of operations.
 # Short periods have been annualized.
^^ The Fund changed its fiscal year end from September 30 to December 31.

JPMORGAN SMARTINDEX(TM) FUND^



                                                                             6/1/01      YEAR      YEAR   12/31/98*
                                                                            THROUGH     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE                                            12/31/01   5/31/01   5/31/00     5/31/99
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  15.02   $ 17.07   $ 16.06   $   15.00
--------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.08      0.16      0.14        0.07
      Net gains or losses in securities (both realized and unrealized)        (1.35)    (2.06)     1.02        1.02
                                                                           --------  --------   -------   ---------
      Total from investment operations                                        (1.27)    (1.90)     1.16        1.09
   Distributions to shareholders from:
      Dividends from net investment income                                     0.12      0.15      0.14        0.03
      Distributions from capital gains                                           --        --      0.01          --
                                                                           --------  --------   -------   ---------
      Total dividends and distributions                                        0.12      0.15      0.15        0.03
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  13.63   $ 15.02   $ 17.07   $   16.06
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (8.44%)  (11.21%)    7.25%       7.27%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                       $    480   $   483   $   401   $      5
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.35%     0.35%     0.35%       0.35%
--------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.98%     1.00%     1.26%       1.13%
--------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                                 0.52%     0.49%     0.58%       5.44%
--------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements                    0.81%     0.86%     1.03%      (3.96%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          21%       67%       45%         19%
--------------------------------------------------------------------------------------------------------------------



  ^ Formerly J.P. Morgan SmartIndex(TM) Fund. The fund changed its fiscal year end from May 31 to December 31.
  * Commencement of operations.
  # Short periods have been annualized.

JPMORGAN U.S. EQUITY FUND^



                                                                            6/1/01      YEAR      YEAR      YEAR      YEAR     YEAR
                                                                           THROUGH     ENDED     ENDED     ENDED     ENDED    ENDED
PER SHARE OPERATING PERFORMANCE:                                          12/31/01   5/31/01   5/31/00   5/31/99   5/31/98  5/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  11.12   $ 12.79   $ 15.08   $ 16.73   $ 15.66   $14.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                   0.03@     0.08      0.11      0.16      0.15     0.17
      Net gains or losses in securities (both realized and unrealized)       (0.66)    (0.96)     0.26      2.39      3.81     3.02
                                                                          --------   -------   -------   -------   -------    -----
      Total from investment operations                                       (0.63)    (0.88)     0.37      2.55      3.96     3.19
   Distributions to shareholders from:
      Dividends from net investment income                                    0.03      0.08      0.11      0.17      0.18     0.25
      Distributions from capital gains                                        0.02      0.71      2.55      4.03      2.71     1.28
                                                                          --------   -------   -------   -------   -------    -----
      Total dividends and distributions                                       0.05      0.79      2.66      4.20      2.89     1.53
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  10.44   $ 11.12   $ 12.79   $ 15.08   $ 16.73   $15.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                 (5.63%)   (6.99%)    2.45%    18.66%    28.53%   25.21%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                      $     90   $   151   $   241   $   278   $   379   $  330
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                               0.65%     0.62%     0.60%     0.60%     0.60%    0.60%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      0.55%     0.57%     0.76%     0.89%     0.89%    1.33%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits              0.70%     0.64%     0.63%     0.63%     0.63%    0.65%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                  0.50%     0.55%     0.73%     0.86%     0.86%    1.28%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                       48%       81%       89%       84%      106%      99%
------------------------------------------------------------------------------------------------------------------------------------



  ^ Formerly J.P. Morgan Institutional U.S. Equity Fund. The fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.
  - Prior to September 10, 2001, USEF invested all of its investible assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN U.S. SMALL COMPANY FUND^



                                                                            6/1/01      YEAR      YEAR      YEAR      YEAR      YEAR
                                                                           THROUGH     ENDED     ENDED     ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                          12/31/01   5/31/01   5/31/00   5/31/99   5/31/98   5/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  13.34   $ 15.11   $ 11.98   $ 15.30   $ 14.09   $13.97
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                   0.05      0.08      0.04      0.08      0.09     0.10
      Net gains or losses in securities (both realized and unrealized)       (0.78)     0.03      3.10     (1.83)     3.04     1.07
                                                                          --------   -------   -------   -------   -------   ------
      Total from investment operations                                       (0.73)     0.11      3.14     (1.75)     3.13     1.17
   Distributions to shareholders from:
      Dividends from net investment income                                    0.04      0.09      0.01      0.08      0.08     0.13
      Distributions from capital gains                                          --      1.79        --      1.49      1.84     0.92
                                                                          --------   -------   -------   -------   -------   ------
      Total dividends and distributions                                       0.04      1.88      0.01      1.57      1.92     1.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  12.57   $ 13.34   $ 15.11   $ 11.98   $ 15.30   $14.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                 (5.50%)    0.94%    26.23%   (10.79%)   23.55%    9.44%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                      $    269   $   410   $   358   $   345   $   420   $  402
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                               0.82%     0.82%     0.80%     0.80%     0.80%    0.80%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      0.57%     0.54%     0.26%     0.55%     0.55%    0.81%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits              0.86%     0.82%     0.82%     0.85%     0.85%    0.85%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                  0.53%     0.54%     0.24%     0.50%     0.50%    0.76%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                       48%      110%      104%      104%       96%      98%
------------------------------------------------------------------------------------------------------------------------------------



  ^ Formerly J.P. Morgan Institutional U.S. Small Company Fund. The Fund changed its fiscal year end from May 31 to December 31.
  # Short periods have been annualized.
  - Prior to September 10, 2001, USSCF invested all of its investible assets in The U.S. Small Company Portfolio ("USSCP").
    The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

                       This page intentionally left blank.

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Investment Company Act File Nos. for each Fund are:
                 JPMorgan Disciplined Equity Fund        811-7342
                 JPMorgan Disciplined Equity Value Fund  811-7795
                 JPMorgan Diversified Fund               811-7342
                 JPMorgan Mid Cap Value Fund             811-8189
                 JPMorgan Small Cap Growth Fund          811-8189
                 JPMorgan SmartIndex(TM) Fund            811-7795
                 JPMorgan U.S. Equity Fund               811-7342
                 JPMorgan U.S. Small Company Fund        811-7342


            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                      PR-EQI-502

PROSPECTUS MAY 1, 2002

JPMorgan U.S. EQUITY FUNDS

SELECT SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMorgan FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Balanced Fund                                                 1

Capital Growth Fund                                           7

Core Equity Fund                                             12

Disciplined Equity Fund                                      17

Diversified Fund                                             22

Dynamic Small Cap Fund                                       28

Equity Growth Fund                                           33

Equity Income Fund                                           38

Growth and Income Fund                                       43

Mid Cap Value Fund                                           48

Small Cap Equity Fund                                        53

Small Cap Growth Fund                                        58

U.S. Equity Fund                                             63

U.S. Small Company Fund                                      68

U.S. Small Company Opportunities Fund                        73

The Funds' Management and Administration                     78

How Your Account Works                                       82

  Buying Fund Shares                                         82

  Selling Fund Shares                                        83

  Exchanging Fund Shares                                     83

  Other Information Concerning the Funds                     84

  Distributions and Taxes                                    84

Risk and Reward Elements                                     86

Financial Highlights                                         88

How To Reach Us                                      Back cover

JPMorgan BALANCED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on equity securities that it considers most undervalued.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.


The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard &Poor's Corporation (S&P), Fitch Investor's Service Inc. (Fitch), or the equivalent by another national rating organization, or if they are unrated are deemed by the adviser to be of comparable quality.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that are not in equity or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria.

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-related investments involve risk of losses due to payments that occur earlier or later than expected and, like any bond, due to default.

The Fund's performance will also depend on the credit quality of its investments. Securities in the ratings categories Baa3 by Moody's or BBB- by S&P or the equivalent by another national rating organization may have fewer protective provisions and are generally more risky than higher-rated investment grade securities. The issuer may have trouble making principal and interest payment when difficult economic conditions exist.


Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS


   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and the Lipper Balanced Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1992                     5.32%
1993                     6.01%
1994                    -2.27%
1995                    23.83%
1996                    11.31%
1997                    23.67%
1998                    25.15%
1999                    14.23%
2000                    -2.55%
2001                    -5.51%

---------------------------------------
BEST QUARTER                    13.34%
---------------------------------------
                    4th quarter, 1998
---------------------------------------
WORST QUARTER                   -7.87%
---------------------------------------
                    1st quarter, 2001


(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001



                                              PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
-----------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES       -5.51       10.24        9.37
-----------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                              -6.46        8.40        8.45
-----------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES      -2.96        8.04        7.77
-----------------------------------------------------------------------------------
 S&P 500 INDEX(REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                     -11.88       10.70       12.94
-----------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)         8.42        7.43        7.23
-----------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX (REFLECTS NO
   DEDUCTION FOR TAXES)                          -3.24        8.37        9.54
-----------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                            0.50
 DISTRIBUTION (RULE 12b-1) FEES                             None
 SHAREHOLDER SERVICE FEES                                   0.25
 OTHER EXPENSES(1)                                          0.37
---------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                   1.12
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.12)
---------------------------------------------------------------------
 NET EXPENSES(2)                                            1.00
---------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOURCOST ($)
 (with or without redemption)     102        344         605         1,352
--------------------------------------------------------------------------------

JPMorgan CAPITAL GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.


   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The securities mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P MidCap 400 Index, but in the future, the Fund intends to compare its performance to the Russell Midcap(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992                    12.95%
1993                    20.17%
1994                    -1.31%
1995                    22.24%
1996                    24.64%
1997                    23.88%
1998                     5.93%
1999                    13.23%
2000                    14.60%
2001                    -3.76%

----------------------------------------
BEST QUARTER                     17.56%
----------------------------------------
                     4th quarter, 1998
----------------------------------------
WORST QUARTER                   -19.49%
----------------------------------------
                     3rd quarter, 1998


* The Fund's performance for the period before the Select Class was launched on 1/25/96 is based on the performance of the Fund's Class A, which invests in the same portfolio of securities, but whose shares are not being offered in this prospectus.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*



                                               PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES       -3.76      10.38         12.83
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                              -3.76       8.23         10.95
------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES      -2.29       8.08         10.34
------------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) GROWTH INDEX (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)    -20.15       9.02         11.10
------------------------------------------------------------------------------------
 S&P MIDCAP 400 INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                  -0.61      16.11         15.10
------------------------------------------------------------------------------------
 LIPPER MID-CAP CORE FUNDS INDEX (REFLECTS
   NO DEDUCTION FOR TAXES)                       -4.90      11.28         12.43
------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*See footnote on previous page.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


 MANAGEMENT FEES                                             0.40
 DISTRIBUTION (RULE 12b-1) FEES                              NONE
 SHAREHOLDER SERVICE FEES                                    0.25
 OTHER EXPENSES(1)                                           0.53
--------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                    1.18
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.25)
--------------------------------------------------------------------
 NET EXPENSES(2)                                             0.93
--------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred in the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.93% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     95         350         625         1,410
--------------------------------------------------------------------------------

JPMorgan CORE EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.


THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may also invest in investment grade debt securities, high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that is greater than or equal to the equity markets.

In managing the Fund, the adviser, JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.


   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT


   - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO


   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


1994                     -4.03%
1995                     25.53%
1996                     22.54%
1997                     33.33%
1998                     30.95%
1999                     23.89%
2000                    -11.99%
2001                    -14.16%

-------------------------------------
BEST QUARTER                   22.97%
-------------------------------------
                   4th quarter, 1998
-------------------------------------
WORST QUARTER                 -14.65%
-------------------------------------
                   1st quarter, 2001
-------------------------------------


(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001(1)



                                                                       LIFE
                                              PAST 1 YR.  PAST 5 YRS.  OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES      -14.16     10.32       11.56
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                             -14.16      9.70       11.20
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES      -8.62      8.58        9.91
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                 -11.88     10.70       13.86
--------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX
   (REFLECTS NO DEDUCTION FOR TAXES)            -12.83      9.59       12.09
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) The Fund commenced operations on 4/1/93. Performance for the benchmark is as oF 4/30/93.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


 MANAGEMENT FEES                                         0.50
 DISTRIBUTION (RULE 12b-1) FEES                          NONE
 SHAREHOLDER SERVICE FEES                                0.25
 OTHER EXPENSES(1)                                       0.30
---------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                1.05
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                (0.05)
---------------------------------------------------------------
 NET EXPENSES(2)                                         1.00
---------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXPENSE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                 1 YR.      3 YRS.      5 YRS.      10 YRS.
-----------------------------------------------------------------------------
 YOURCOST ($)
 (WITH OR WITHOUT REDEMPTION)    102        329         575         1,278
-----------------------------------------------------------------------------

JPMorgan DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE


The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500.


THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investments.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998                     31.98%
1999                     18.02%
2000                    -11.11%
2001                    -12.14%


----------------------------------
BEST QUARTER              22.83%
----------------------------------
              4th quarter, 1998
----------------------------------
WORST QUARTER            -15.97%
----------------------------------
              3rd quarter, 2001


* Prior to a merger effective 9/7/01, the fund operated in a master-feeder structure. The fund's performance for the period before the Select Class was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/31/97 to 9/10/01. Returns for the period 1/3/97 (commencement of operations) to 12/31/97 reflect the performance of the institutional feeder (whose investment program was identical to that of the Select Class). During this period the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the institutional feeder.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS(%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                        PAST 1 YR.  LIFE OF FUND
-------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES               -12.14         9.97
-------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                      -12.44         9.33
-------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES               -7.39         7.96
-------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                    -11.88         9.53
-------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO
   DEDUCTION FOR TAXES)                                  -12.83         8.58
-------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) The Fund commenced operations on 1/3/97. Performance for the benchmarks is as of 1/31/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                          0.35
 DISTRIBUTION (RULE 12b-1) FEES                           NONE
 SHAREHOLDER SERVICE FEES                                 0.25
 OTHER EXPENSES(1)                                        0.21
-------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                 0.81
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.06)
-------------------------------------------------------------------
 NET EXPENSES2                                            0.75
-------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% Of its average daily net assets until 4/30/05. The total annual operating expenses are not expected to exceed 0.73% for Select Class Shares due to contractual caps on other classes of shares which require fund level subsidies. This arrangement may end when these fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.       3 YRS.      5 YRS.       10 YRS.
-------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   77          240         431          984
-------------------------------------------------------------------------------

JPMorgan DIVERSIFIED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 86 -
87.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY


Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:


- 52% medium-and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.


Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

The Fund may also invest up to 25% of its total assets in high yield, non-investment grade securities in the rating categories BB by S&P or the equivalent by another national rating organization, or if they are unrated are deemed by the adviser to be of comparable quality (junk bonds).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.


The Fund may invest any portion of its assets that are not in stocks or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.


The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.


Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.


The Fund may invest in mid- and smallcapitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


  - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS


  - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, the S&P 500 Index and the Lipper Balanced Funds Index, widely recognized market benchmarks. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell
2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1994                     0.60%
1995                    26.47%
1996                    13.42%
1997                    18.47%
1998                    18.29%
1999                    13.87%
2000                    -4.24%
2001                    -5.89%


-----------------------------------
BEST QUARTER              13.39%
-----------------------------------
              4th quarter, 1998
-----------------------------------
WORST QUARTER             -9.65%
-----------------------------------
              3rd quarter, 2001


* Prior to a merger effective 9/7/01, the fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/15/93 to 9/10/01. Returns for the period 9/10/93 to 12/15/93 are based on the performance of the institutional feeder (whose investment program was identical to the investment program of the Select Class Shares). During this period, the actual returns of select class shares would have been lower than those shown because Select Class Shares have higher expenses than the institutional feeder.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                            PAST 1 YR. PAST 5 YRS. LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES     -5.89       7.54       9.25
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                            -7.02       5.75       7.44
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES    -3.59       5.43       6.86
--------------------------------------------------------------------------------
 FUND BENCHMARK (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                -5.34       8.92      10.49
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)               -11.88      10.70      13.85
--------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX (REFLECTS
   NO DEDUCTION FOR TAXES)                     -3.24       8.37       9.34
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) The Fund commenced operations on 9/10/93. Performance for the benchmarks is as of 9/30/93.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                         0.55
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                       0.26
-------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                1.06
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.08)
-------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         0.98
-------------------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.98% Of its average daily net assets until 4/30/05. The total annual operating expenses are not expected to exceed 0.91% For Select Class Shares due to contractual caps on other classes of shares which require Fund level subsidies. This arrangement may end when these fund level subsidies are no longer required. In addition, the fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   100        312         560         1,271
-----------------------------------------------------------------------------

JPMorgan DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.


   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMFAM(USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.


   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU
   INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.


   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index and the Lipper Small-Cap Growth Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998                     13.46%
1999                     30.19%
2000                     11.91%
2001                    -13.92%


------------------------------------
BEST QUARTER               24.06%
------------------------------------
               4th quarter, 1999
------------------------------------
WORST QUARTER             -20.75%
------------------------------------
               1st quarter, 2001


* The Fund's performance for the period before the Select Class was launched on 4/5/99 is based on the performance of the Fund's Class A, which is invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*,(1)



                                                                    LIFE
                                                    PAST 1 YR.      OF FUND
----------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES            -13.92        14.94
----------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                   -13.92        14.00
----------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES            -8.48        12.42
----------------------------------------------------------------------------
 S&P SMALLCAP 600/BARRA GROWTH INDEX (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -1.18         5.60
----------------------------------------------------------------------------
 LIPPER SMALL-CAP GROWTH FUNDS INDEX (REFLECTS
   NO DEDUCTION FOR TAXES)                            -12.75         7.32
----------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) The Fund commenced operations on 5/19/97. Performance for the benchmarks is as of 5/31/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


 MANAGEMENT FEES                                                         0.65
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(1)                                                      11.31
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                               12.21
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (11.11)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                         1.10
--------------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred in the fiscal year ended 10/31/01, after which the fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% Of its average daily net assets until 4/30/03. In addition, the fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.10% through 4/30/03, and 2.10% thereafter through 4/30/12.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
-------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   112        561         1,037       2,352
-------------------------------------------------------------------------------

JPMorgan EQUITY GROWTH FUND

RISK/RETURNSUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVES
The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest any portion of its assets that is not in equities or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:


   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.


   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMFAM(USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:


- projected earnings growth rate that is greater than or equal to the equity markets in general


- return on assets and return on equity equal to or greater than the equity markets in general


- market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL REVERSE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT


   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO


   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS


   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500/BARRA Growth Index, but in the future, the Fund intends to compare its performance to the Russell 1000(R) Growth Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1992                      6.43%
1993                      2.48%
1994                     -0.90%
1995                     25.78%
1996                     20.52%
1997                     37.20%
1998                     41.38%
1999                     31.85%
2000                    -23.65%
2001                    -18.86%


----------------------------------------
BEST QUARTER                  27.40%
----------------------------------------
                  4th quarter, 1998
----------------------------------------
WORST QUARTER                -18.49%
----------------------------------------
                  1st quarter, 2001


(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001



                                                   PAST 1 YR.       PAST 5 YRS.    PAST 10 YRS.
------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES          -18.86             9.64         10.01
------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                 -20.28             8.31          9.34
------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES         -10.13             8.13          8.66
------------------------------------------------------------------------------------------------
 RUSSELL 1000(R) GROWTH INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)           -20.42             8.27         10.80
------------------------------------------------------------------------------------------------
 S&P 500/BARRA GROWTH INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)           -12.73            11.07         12.30
------------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP GROWTH FUNDS INDEX (REFLECTS
   NO DEDUCTION FOR TAXES)                          -23.87             7.50         10.60
------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                  0.50
 DISTRIBUTION (RULE 12b-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                         0.25
 OTHER EXPENSES(1)                                                0.30
------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                         1.05
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                         (0.05)
------------------------------------------------------------------------------
 NET EXPENSES(2)                                                  1.00
------------------------------------------------------------------------------



(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% Of its average daily net assets until 4/30/03. In addition, the fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
-------------------------------------------------------------------------------
 YOURCOST ($)
 (WITH OR WITHOUT REDEMPTION)     102        329         575         1,278
-------------------------------------------------------------------------------

JPMorgan EQUITY INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may also invest in investment grade debt securities, high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The Fund seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.


   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS


    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, S&P 500 Index and the Lipper Equity Income Funds Index, widely recognized market benchmarks. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the Russell 1000(R) Value Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1992                      5.61%
1993                     12.34%
1994                     -3.37%
1995                     33.72%
1996                     17.87%
1997                     31.05%
1998                     26.20%
1999                     13.06%
2000                     -3.85%
2001                    -12.43%


-------------------------------------------------
BEST QUARTER                       18.89%
-------------------------------------------------
                       4th quarter, 1998
-------------------------------------------------
WORST QUARTER                     -11.83%
-------------------------------------------------
                       1st quarter, 2001
-------------------------------------------------

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001



                                                           PAST 1 YR.          PAST 5 YRS.        PAST 10 YRS.
---------------------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                  -12.43                9.50              11.02
---------------------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                         -12.74                7.90              10.21
---------------------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES                  -7.48                7.85               9.49
---------------------------------------------------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                    -5.59               11.13              14.16
---------------------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES OR TAXES)                                 -11.88               10.70              12.94
---------------------------------------------------------------------------------------------------------------------------
 LPPER EQUITY INCOME FUNDS INDEX (REFLECTS
   NO DEDUCTION FOR TAXES)                                   -5.20                8.57              11.18
---------------------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(%)(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS
ASSETS)



 MANAGEMENT FEES                                                 0.40
 DISTRIBUTION (RULE 12b-1) FEES                                  NONE
 SHAREHOLDER SERVICE FEES                                        0.25
 OTHER EXPENSES(1)                                               0.33
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                        0.98
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.08)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                                                 0.90
-----------------------------------------------------------------------------


(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,


- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
-------------------------------------------------------------------------------
 YOURCOST ($)
 (WITH OR WITHOUT REDEMPTION)     92         304         534         1,194
-------------------------------------------------------------------------------

JPMorgan GROWTH AND INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market condition, it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.


    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


INVESTMENT PROCESS


In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style. The Fund focuses on companies with high quality management, with a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The value of the Fund's convertible securities tends to fall when prevailing interest rates rise. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.


    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index and the Lipper Large-Cap Value Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992                     15.06%
1993                     12.99%
1994                     -3.41%
1995                     27.55%
1996                     19.86%
1997                     30.07%
1998                     14.50%
1999                      8.52%
2000                      0.86%
2001                    -11.81%

----------------------------------------------
BEST QUARTER                      16.76%
----------------------------------------------
                      4th quarter, 1998
----------------------------------------------
WORST QUARTER                    -14.23%
----------------------------------------------
                      3rd quarter, 2001


* The Fund's performance for the period before the Select Class was launched on 1/24/96 is based on the performance of the Fund's Class A, which is invested in the same portfolio of securities as the Select Class, but whose shares are not being offered in this prospectus.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2001*



                                                    PAST 1 YR.       PAST 5 YRS.   PAST 10 YRS.
-------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES            -11.81             7.53         10.68
-------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                   -12.03             4.81          8.46
-------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES            -7.19             5.92          8.53
-------------------------------------------------------------------------------------------------
 S&P 500/BARRA VALUE INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES                        -11.71             9.49         13.10
-------------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP VALUE FUNDS INDES (REFLECTS
   NO DEDUCTION FOR TAXES)                             -8.58             9.42         12.05
-------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*See footnote on previous page.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                       0.40
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(2)                                                     1.42
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              2.07
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                              (1.17)
--------------------------------------------------------------------------------
 NET EXPENSES(3)                                                       0.90
--------------------------------------------------------------------------------



(1) The fund has a master/feeder structure as described under The Funds' Management and Administration later in this prospectus. This table shows the Select Class expenses and its share of master portfolio expenses, expressed as a percentage of average daily net assets.
(2) "Other Expenses" are based on expenses incurred in the fiscal year ended 10/31/01, after which the fund changed its fiscal year end to 12/31.
(3) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
-----------------------------------------------------------------------------
 YOURCOST ($)
 (WITH OR WITHOUT REDEMPTION)     92         536         1,006       2,307
-----------------------------------------------------------------------------

JPMorgan MID CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.


    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.


The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998                    19.77%
1999                    13.87%
2000                    35.28%
2001                     9.91%


--------------------------------------------
BEST QUARTER                   17.96%
--------------------------------------------
                   4th quarter, 1998
--------------------------------------------
WORST QUARTER                 -11.06%
--------------------------------------------
                   3rd quarter, 1998
--------------------------------------------


* The Select Class was launched on 10/31/01. The Fund's performance from 11/13/97 (commencement of operations) to 10/31/01 (for the table) and from 11/13/97 through 12/31/01 (for the bar chart) is based on the performance of the Fund's Institutional Class, which invests in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because select class shares have higher expenses than Institutional Class Shares.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                  PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES        9.87          20.04
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                               7.90          16.17
--------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES       6.44          14.69
--------------------------------------------------------------------------------
 S&P MIDCAP 400/BARRA VALUE INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)         7.14          11.42
--------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) VALUE INDEX  (REFLECTS
   NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      2.33           7.22
--------------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS INDEX (REFLECTS NO
   DEDUCTION FOR TAXES)                           6.73           6.88
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) Performance for the benchmarks is as of 11/30/97.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


 MANAGEMENT FEES                                                      0.70
 DISTRIBUTION (RULE 12b-1) FEES                                       NONE
 SHAREHOLDER SERVICE FEES                                             NONE
 OTHER EXPENSES(1)                                                    2.80
-------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                             3.50
-------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (2.50)
-------------------------------------------------------------------------------
 NET EXPENSES(2)                                                      1.00
-------------------------------------------------------------------------------


(1) "Other Expenses" are based on estimated amounts for the current fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.00% through 4/30/03, and 2.00% thereafter through 4/30/12.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
-------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     102        531         985         2,247
-------------------------------------------------------------------------------

JPMorgan SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.


    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*, (1)


1995                    54.04%
1996                    29.18%
1997                    18.15%
1998                     3.71%
1999                    14.37%
2000                    14.80%
2001                    -5.68%

----------------------------------------
BEST QUARTER                 19.51%
----------------------------------------
                 4th quarter, 1998
----------------------------------------
WORST QUARTER               -21.04%
----------------------------------------
                 3rd quarter, 1998


* The fund's performance for the period before the Select Class was launched on 5/7/96 is based on the performance of the Fund's Class A, which invests in the same portfolio of securities, but whose shares are not being offered in this prospectus, from 12/20/94 (commencement of operations) to 5/7/96.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                       PAST 1 YR.          PAST 5 YRS.        LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES               -5.68                 8.70               17.65
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                      -5.68                 7.31               16.38
----------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES              -3.46                 6.96               14.92
----------------------------------------------------------------------------------------------------------------
 S&P SMALLCAP 600 INDEX (REFLECTS NO
   DEDUCTION FOR FEES, EXPENSES OR TAXES)                 6.54                10.60               15.05
----------------------------------------------------------------------------------------------------------------
 LIPPER SMALL-CAP CORE CORE FUNDS
   INDEX (REFLECTS NO DEDUCTION FOR TAXES)                7.13                10.15               14.11
----------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) Performance for the benchmarks is as of 12/31/94.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                     0.65
 DISTRIBUTION (RULE 12b-1) FEES                                      NONE
 SHAREHOLDER SERVICE FEES                                            0.25
 OTHER EXPENSES(1)                                                   0.22
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                            1.12
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                            (0.27)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                     0.85
--------------------------------------------------------------------------------



(1) "Other expenses" are based on expenses incurred during the fiscal year ended 10/31/01, after which the Fund changed its fiscal year end to 12/31.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                  1 YR.      3 YRS.      5 YRS.      10 YRS.
-------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     87         329         591         1,339
-------------------------------------------------------------------------------

JPMorgan SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS
Robert Fleming, the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.


The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; or the market capitalization of a security may exceed the guidelines set by the Fund's adviser.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.


    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index and Lipper Small Cap Growth Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998                     14.86%
1999                     46.54%
2000                     -7.79%
2001                    -10.90%


---------------------------------------------
BEST QUARTER                   36.36%
---------------------------------------------
                   4th quarter, 2001
---------------------------------------------
WORST QUARTER                 -34.17%
---------------------------------------------
                   3rd quarter, 2001


* The Select Class was launched on 10/31/01. The Fund's performance from 11/14/97 (commencement of operations) to 10/31/01 (for the table) and from 11/14/97 through 12/31/01 (for the bar chart) is based on the performance of the Fund's Institutional Class, which invests in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of the Select Class Shares would have been lower than those shown because the Select Class Shares have higher expenses than Institutional Class Shares.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                          PAST 1 YR.  LIFE OF FUND
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                  -11.09       8.65
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                         -11.09       5.18
----------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES                  -6.75       5.73
----------------------------------------------------------------------------------------
 RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                               2.49       4.46
----------------------------------------------------------------------------------------
 RUSSELL 2000(R) GROWTH INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                              -9.23       0.50
----------------------------------------------------------------------------------------
 LIPPER SMALL CAP GROWTH FUNDS INDEX (REFLECTS NO
   DEDUCTION FOR TAXES)                                     -12.97       6.27
----------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) Performance for the benchmarks is as of 11/30/97.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                      0.80
 DISTRIBUTION (RULE 12b-1) FEES                                       NONE
 SHAREHOLDER SERVICE FEES                                             NONE
 OTHER EXPENSES(1)                                                    5.27
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                             6.07
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (4.97)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                                                      1.10
-----------------------------------------------------------------------------



(1) "Other Expenses" are based on estimated amounts for the current fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXAMPLE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.10% through 4/30/03, and 2.10% thereafter through 4/30/12.


The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                    1 YR.       3 YRS.     5 YRS.       10 YRS.
----------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)       112         561        1,037        2,352
----------------------------------------------------------------------------------

JPMorgan U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market cpitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992                     8.73%
1993                    11.02%
1994                    -0.61%
1995                    32.48%
1996                    21.06%
1997                    28.41%
1998                    24.45%
1999                    14.69%
2000                    -6.61%
2001                    -9.43%

-----------------------------------------------
BEST QUARTER                    21.33%
-----------------------------------------------
                    4th quarter, 1998
-----------------------------------------------
WORST QUARTER                  -15.75%
-----------------------------------------------
                    3rd quarter, 2001


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. the Fund's performance for the period before the Select Class was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 7/19/93 to 9/10/01. returns for the period from 1/1/92 to 7/19/93 reflect the performance of the pierpont equity fund, the predecessor of the Fund.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*



                                                        PAST 1 YR.         PAST 5 YRS.          PAST 10 YRS.
--------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                 -9.43              9.16                 11.55
--------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                        -9.73              5.77                  8.00
--------------------------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES                -5.61              6.66                  8.24
--------------------------------------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                           -11.88             10.70                 12.94
--------------------------------------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX
   (REFLECTS NO DEDUCTION FOR TAXES)                      -12.83              9.59                 11.47
--------------------------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* See footnote on previous page.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


 MANAGEMENT FEES                                                      0.40
 DISTRIBUTION (RULE 12b-1) FEES                                       NONE
 SHAREHOLDER SERVICE FEES                                             0.25
 OTHER EXPENSES(1)                                                    0.24
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                             0.89
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (0.10)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                      0.79
--------------------------------------------------------------------------------

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.79% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXPENSE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   81         252         462         1,067
------------------------------------------------------------------------------

JPMorgan U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

The Fund may invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on nearterm expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rakings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS


     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1992                    18.98%
1993                     8.58%
1994                    -5.89%
1995                    31.86%
1996                    20.75%
1997                    22.75%
1998                    -5.49%
1999                    44.00%
2000                    -9.80%
2001                    -8.96%

-------------------------------------------------
BEST QUARTER                           34.68%
-------------------------------------------------
                           4th quarter, 1999
-------------------------------------------------
WORST QUARTER                         -22.61%
-------------------------------------------------
                           3rd quarter, 2001


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class was launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 7/19/93 to 9/10/01. Returns for the period from 1/1/92 through 7/19/93 reflect the performance of the Pierpont Capital Appreciation Fund, the predecessor of the fund.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*



                                                  PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES           -8.96       6.53       10.26
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                  -9.20       4.56        7.52
--------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES          -5.38       4.75        7.36
--------------------------------------------------------------------------------------------
 RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                       2.49       7.52       11.51
--------------------------------------------------------------------------------------------
 LIPPER SMALL-CAP CORE FUNDS INDEX
   (REFLECTS NO DEDUCTION FOR TAXES)                  7.13      10.15       12.61
--------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*See footnote on previous page.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.23
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.08
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.07)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       1.01
--------------------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.01% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.



EXAMPLE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                      1 YR.      3 YRS.      5 YRS.      10 YRS.
-------------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)         103        322         574         1,297
-------------------------------------------------------------------------------------

JPMorgan U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
86 - 87.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies whose market capitalizations are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. While the Fund holds stocks in many sectors to reduce the impact of poor performance in any one sector, it tends to emphasize sectors with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000(R) Growth Index.


In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, it may invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.


     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.


Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000(R) Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998                      5.21%
1999                     61.63%
2000                    -21.63%
2001                    -24.77%


--------------------------------------------
BEST QUARTER                   42.58%
--------------------------------------------
                   4th quarter, 1999
--------------------------------------------
WORST QUARTER                 -32.13%
--------------------------------------------
                   3rd quarter, 2001


* Prior to a merger effective 9/7/01, the fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class was launched on 9/10/01 is based on the performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 6/16/97 (commencement of operations) to 9/10/01.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(1)



                                                         PAST 1 YR.   LIFE OF FUND
------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN BEFORE TAXES                 -24.77       3.85
------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS                                        -24.77       3.09
------------------------------------------------------------------------------------------
 SELECT CLASS SHARES - RETURN AFTER TAXES
   ON DISTRIBUTIONS AND SALE OF FUND SHARES                -15.08       2.99
------------------------------------------------------------------------------------------
 RUSSELL 2000(R) GROWTH INDEX (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR TAXES)                             -9.23       2.03
------------------------------------------------------------------------------------------
 LIPPER SMALL-CAP GROWTH FUNDS INDEX
   (REFLECTS NO DEDUCTION FOR TAXES)                       -12.97       7.56
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



*   See footnote on previous page.
(1) Performance of the benchmark is as of 6/30/97.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



 MANAGEMENT FEES                                                       0.60
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.26
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.11
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.09)
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       1.02
--------------------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.02% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.


                                    1 YR.      3 YRS.      5 YRS.      10 YRS.
----------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)       104        325         584         1,326
----------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

The Growth and Income Fund is also a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity,Dynamic SmallCap, Equity Growth, Equity Income, Growth and Income and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid CapValue and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                                                            FISCAL
 FUND                                                       YEAR END     %
--------------------------------------------------------------------------------
 BALANCED FUND                                              12/31/01     0.50
--------------------------------------------------------------------------------
 CAPITAL GROWTH FUND                                        12/31/01     0.40
--------------------------------------------------------------------------------
 CORE EQUITY FUND                                           12/31/01     0.50
--------------------------------------------------------------------------------
 DISCIPLINED EQUITY FUND                                    12/31/01     0.35
--------------------------------------------------------------------------------
 DIVERSIFIED FUND                                           12/31/01     0.55
--------------------------------------------------------------------------------
 DYNAMIC SMALL CAP FUND                                     12/31/01     0.65
--------------------------------------------------------------------------------
 EQUITY GROWTH FUND                                         12/31/01     0.50
--------------------------------------------------------------------------------
 EQUITY INCOME FUND                                         12/31/01     0.37
--------------------------------------------------------------------------------
 GROWTH AND INCOME FUND                                     12/31/01     0.40
--------------------------------------------------------------------------------
 MID CAP VALUE FUND                                         12/31/01     0.00
--------------------------------------------------------------------------------
 SMALL CAP EQUITY FUND                                      12/31/01     0.65
--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND                                      12/31/01     0.00
--------------------------------------------------------------------------------
 U.S. EQUITY FUND                                           12/31/01     0.40
--------------------------------------------------------------------------------
 U.S. SMALL COMPANY FUND                                    12/31/01     0.60
--------------------------------------------------------------------------------
 U.S. SMALL COMPANY OPPORTUNITIES FUND                      12/31/01     0.60
--------------------------------------------------------------------------------



THE PORTFOLIO MANAGERS


BALANCED FUND


The portfolio management team for the equity portion of the Fund's portfolio is comprised of a team of research analysts who select stocks in their respective sectors using the investment strategy described earlier in this prospectus. Anne Lester, Vice President of the adviser, is responsible for overseeing the management of the Fund's overall portfolio. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the equity portion of the portfolio. Ms. Lester has been at JPMFAM(USA) or one of its affiliates since 1992. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. The fixed-income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).


CAPITAL GROWTH FUND


Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM (USA), the adviser, since 1982. He is currently a Director of the adviser and is head of the adviser's small company team.


CORE EQUITY FUND
Thomas Luddy, Managing Director of the adviser, is responsible for the management of the Fund. Mr. Luddy is head of the U.S. Equity Research Group. Mr. Luddy has been employed at JPMFAM (USA) or one of its affiliates since 1976 and has held numerous key positions in the firm, including such roles as Global Head of Equity and Chief Investment Officer.

DISCIPLINED EQUITY FUND


The portfolio management team is led by Joseph Gill, Vice President of the adviser, Timothy J. Devlin, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Mr. Gill has been at JPMIM since 1996. Mr. Devlin has been at JPMIM since 1996. Ms Buziak has been at JPMIM since 1997.

DIVERSIFIED FUND


The portfolio management team is led by John M. Devlin, Vice President of the adviser, who joined the team in December 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President of the adviser, who joined the team in June 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group as a fixed income and currency trader and as a portfolio manager in Milan.


DYNAMIC SMALL CAP FUND


The portfolio management team is led by Juliet Ellis, Vice President of the adviser and CFA. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999.


EQUITY GROWTH FUND


The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.


EQUITY INCOME FUND
Bradford L. Frishberg, Vice President of the adviser, oversees the Fund and has been employed at JPMFAM (USA) or one of its affiliates since 1996. Mr. Frishberg is a portfolio manager in the equity and balanced groups.

GROWTH AND INCOME FUND


Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the adviser since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.


MID CAP VALUE FUND


Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.


SMALL CAP EQUITY FUND


Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since August 1999. Information on Ms. Ellis is discussed earlier in this prospectus.


SMALL CAP GROWTH FUND


Mr. Jones serves as portfolio manager to the Fund. Information on Mr. Jones is discussed earlier in this prospectus.


U.S. EQUITY FUND


The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Russo and Ms. Bao are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Russo and Ms. Bao is discussed earlier in this prospectus.


U.S. SMALL COMPANY FUND


The portfolio management team is led by Marian U. Pardo, Managing Director of the adviser, and Carolyn Jones, Vice President of the adviser. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the

Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.


U.S. SMALL COMPANY OPPORTUNITIES FUND


The portfolio management team is led by Ms. Pardo and Ms. Jones. Information on Ms. Pardo and Ms. Jones is discussed earlier in this prospectus.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.


The advisers and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE  FUNDS' DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.


You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMorgan FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan FUNDS SERVICE CENTER


P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of the Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.


SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE. We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center.


THROUGH THE JPMorgan FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Balanced Fund, Core Equity Fund, Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                         POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
--------------------------------------  ----------------------------------------------  ------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When a Fund buys securities          -  The Funds can take advantage of attractive   -  The Fund segregates liquid assets to
   before issue or for delayed             transaction opportunities                       offset leverage risks
   delivery, it could be exposed
   to leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING
-  Increased trading could raise        -  The Funds could realize gains in a short     -  The Funds generally avoids short-term
   a Fund's brokerage and related          period of time                                  trading, except to take advantage of
   costs                                                                                   attractive or unexpected opportunities
-  Increased short-term capital         -  The Funds could protect against losses if       or to meet demands generated by
   gains distributions could raise         a stock is overvalued and its value later       shareholder activity
   shareholders' income tax liability      falls

DERIVATIVES
-  Derivatives such as futures,         -  Hedges that correlate well with              -  The Funds uses derivatives, for hedging
   options, swaps, and forward             underlying positions can reduce or              and for risk management (i.e., to
   foreign currency contracts(1)           eliminate losses at low cost                    establish or adjust exposure to
   that are used for hedging the        -  The Funds could make money and protect          particular securities, markets or
   portfolio or specific securities        against losses if management's analysis         currencies); risk management may include
   may not fully offset the                proves correct                                  management of a Fund's exposure
   underlying positions and this        -  Derivatives that involve leverage could         relative to its benchmark. Certain Funds
   could result in losses to               generate substantial gains at low cost          may also use derivatives to increase the
   a Fund that would not have                                                              Fund's gain.
   otherwise occurred                                                                   -  A Fund only establishes hedges that it
-  Derivatives used for risk                                                               expects will be highly correlated with
   management or to increase the                                                           underlying positions
   Fund's gain may not have the                                                         -  While the Funds may use derivatives that
   intended effects and may result in                                                      incidentally involve leverage, they do
   losses or missed opportunities                                                          not use them for the specific purpose of
-  The counterparty to a derivatives                                                       leveraging their portfolio
   contract could default
-  Derivatives that involve leverage
   could magnify losses
-  Certain types of derivatives
   involve costs to the Fund which
   can reduce returns
-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a
   Fund's assets, and defer
   recognition of certain of a Fund's
   losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency conract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                         POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
--------------------------------------  ----------------------------------------------  --------------------------------------------
SECURITIES LENDING
-  When a Fund lends a security, there  -   The Funds may enhance income through the    -  Each adviser maintains a list of
   is a risk that the loaned securities     investment of the collateral received from     approved borrowers
   may not be returned if the borrower      the borrower                                -  The Funds receive collateral equal to at
   or the lending agent defaults                                                           least 100% of the current value of the
-  The collateral will be subject to                                                       securities loaned plus accrued interest
   the risks of the securities in which                                                 -  The lending agents indemnify the Funds
   it is invested                                                                          against borrower default
                                                                                        -  Each adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                        -  Upon recall, the borrower must return
                                                                                           the securities loaned within the normal
                                                                                           settlement period

MARKET CONDITIONS
-  Each Fund's share price and          -   Stocks have generally outperformed more     -  Under normal circumstances the Funds
   performance will fluctuate in            stable investments (such as bonds and          plan to invest in accordance with
   response to stock and/or bond market     cash equivalents) over the long term           its policies. Equity investments in
   market movements                     -   With respect to the Diversified and            stocks may include U.S. and foreign
-  Adverse market conditions may from       Balanced Funds, a diversified,                 common stocks, convertible securities,
   time to time cause a Fund to take        balanced portfolio should mitigate             preferred stocks, trust or partnership
   temporary defensive positions that       the effects of wide market                     interests, warrants, rights, REIT
   are inconsistent with its principal      fluctuations, especially when stock            interests and investment company
   investment strategies and may            and bond prices move in different              securities
   hinder the Fund from achieving its       directions                                  -  Each Fund seeks to limit risk and
   investment objective                                                                    enhance performance through active
                                                                                           management and/or diversification
                                                                                        -  During severe market downturns,each Fund
                                                                                           has the option of investing up to 100%
                                                                                           of assets in high quality short-term
                                                                                           securities

MANAGEMENT CHOICES
-  A Fund could underperform its        -   A Fund could outperform its                 -  The advisers focus their active
   benchmark due to its securities          benchmark due to these same choices            management on securities selection, the
   and asset allocation choices                                                            area where they believe their commitment
                                                                                           to research can most enhance returns

FOREIGN INVESTMENTS
-  Currency exchange rate movements     -   Favorable exchange rate movements could     -  The Funds anticipate that total foreign
   could reduce gains or create losses      generate gains or reduce losses                investments will not exceed 20% of
-  A Fund could lose money because      -   Foreign investments, which represent a         assets (30% for Diversified
   foreign government actions,              major portion of the world's securities,       Fund, 30% for Equity Growth Fund and 10%
   political instability or lack of         offer attractive potential performance and     for Small Cap GrowthFund)
   adequate and accurate information        opportunities for diversification           -  The Funds actively manage the currency
-  Currency and investment risks tend   -   Emerging markets can offer higher returns      exposure of their foreign investments
   to be higher in emerging markets;                                                       relative to their benchmarks, and may
   these markets also present higher                                                       hedge back into the U.S. dollar from
   liquidity and valuation risks                                                           time to time (see also "Derivatives");
                                                                                           these currency management techniques may
                                                                                           not be available for certain emerging
                                                                                           markets  investments

ILLIQUID HOLDINGS
-  Each Fund could have difficulty      -   These holdings may offer more attractive    -  No Fund may invest more than 15% of net
   valuing these holdings precisely         yields or potential growth than comparable     assets in illiquid holdings
-  Each Fund could be unable to sell        widely traded securities                    -  To maintain adequate liquidity to meet
   these holdings at the time or                                                           redemptions, each Fund may hold high
   price it desires                                                                        quality short-term securities (including
                                                                                           repurchase agreements and reverse
                                                                                           repurchase agreements) and, for
                                                                                           temporary or extraordinary purposes,
                                                                                           may borrow from banks up to 33 1/3% of
                                                                                           the value of its total assets or draw
                                                                                           on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMorgan BALANCED FUND^~



PER SHARE OPERATING PERFORMANCE:                                                                     YEAR ENDED
                                                                              ------------------------------------------------------
                                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 30.27    $ 38.50    $ 34.54    $ 29.26    $ 23.66
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                       0.55@      0.86@      0.78@      0.73       0.74
      Net gains or losses in securities (both realized and unrealized)           (2.25)     (1.96)      4.07       6.53       4.86
                                                                               -------    -------    -------    -------    -------

      Total from investment operations                                           (1.70)     (1.10)      4.85       7.26       5.60
   Distributions to shareholders from:
      Dividends from net investment income                                        0.37       1.38       0.70       0.73         --
      Distributions from capital gains                                            0.65       5.75       0.19       1.25         --
                                                                               -------    -------    -------    -------    -------
      Total dividends and distributions                                           1.02       7.13       0.89       1.98         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 27.55    $ 30.27    $ 38.50    $ 34.54    $ 29.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     (5.51%)    (2.55%)    14.23%     25.15%     23.67%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)                                           $    40    $    61    $   103    $    59    $    36
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Net expenses                                                                   1.00%      1.00%      1.00%      1.00%      1.00%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                          1.94%      2.23%      2.19%      2.32%      2.73%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                  1.12%      1.06%      1.19%      1.28%      1.28%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits     1.82%      2.17%      2.00%      2.04%      2.45%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            166%       134%        45%        58%        64%
------------------------------------------------------------------------------------------------------------------------------------



^  Formerly Chase Balanced Fund.
~  Formerly Institutional Shares, formerly Premier Shares.
@  Calculated based upon average shares outstanding.

JPMorgan CAPITAL GROWTH FUND^


PER SHARE OPERATING PERFORMANCE:                               11/01/01
                                                                THROUGH                   YEAR ENDED
                                                              -----------------------------------------------------------------
                                                               12/31/01   10/31/01   10/31/00   10/31/99   10/31/98   10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 36.37    $ 48.76    $ 43.36    $ 41.53    $ 46.90    $ 41.65
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                        0.01          -+      0.04@     (0.05)@     0.07       0.13@
      Net gains or losses in securities
       (both realized and unrealized)                              4.88      (6.91)     10.27       5.80      (0.54)     10.17
                                                                -------    -------    -------    -------    -------    -------
      Total from investment operations                             4.89      (6.91)     10.31       5.75      (0.47)     10.30
   Distributions to shareholders from:
      Dividends from net investment income                            -          -          -          -          -       0.25
      Distributions from capital gains                                -       5.48       4.91       3.92       4.90       4.80
                                                                -------    -------    -------    -------    -------    -------
      Total dividends and distributions                               -       5.48       4.91       3.92       4.90       5.05
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 41.26    $ 36.37    $ 48.76    $ 43.36    $ 41.53    $ 46.90
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      13.45%    (15.20%)    26.34%     14.71%     (1.20%)    26.98%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $     3    $     3    $    15    $    18    $    52    $    52
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                    0.93%      0.93%      0.94%      0.92%      0.91%      0.91%
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                           0.01%     (0.01%)     0.09%     (0.11%)     0.11%      0.31%
-------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                     2.06%      1.18%      1.06%      0.99%      0.91%      0.91%
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers and
    reimbursements                                                (1.12%)    (0.26%)    (0.03%)    (0.18%)     0.11%      0.31%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(A)                                            2%        43%        66%        86%       104%        67%
-------------------------------------------------------------------------------------------------------------------------------



  @ Calculated based upon average shares outstanding.
  ^ Formerly Chase Vista Capital Growth Fund. The Fund changed its fiscal year end from October 31 to December 31.
  # Short periods have been annualized.
(A) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  + Amount rounds to less than one cent per share.

JPMorgan CORE EQUITY FUND^*



PER SHARE OPERATING PERFORMANCE:                                                          YEAR ENDED
                                                                  --------------------------------------------------------
                                                                   12/31/01    12/31/00   12/31/99   12/31/98   12/31/97
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 26.41    $ 32.24    $ 26.52    $ 21.25    $ 15.94
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                             0.02          -       0.04@      0.09       0.14
      Net gains or losses in securities
        (both realized and unrealized)                                 (3.76)     (3.95)      6.27       6.44       5.17
                                                                     -------    -------    -------    -------    -------
      Total from investment operations                                 (3.74)     (3.95)      6.31       6.53       5.31
   Distributions to shareholders from:
      Dividends from net investment income                                 -          -       0.04       0.09          -
      Distributions from capital gains                                     -       1.88       0.55       1.17          -
                                                                     -------    -------    -------    -------    -------
      Total dividends and distributions                                    -       1.88       0.59       1.26          -
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 22.67    $ 26.41    $ 32.24    $ 26.52    $ 21.25
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          (14.16%)   (11.99%)    23.89%     30.95%     33.33%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $    99    $   143    $   181    $    89    $    51
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                         1.01%      1.00%      1.00%      1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                0.09%     (0.01%)     0.13%      0.39%      0.74%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                          1.05%      1.05%      1.11%      1.18%      1.20%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements             0.05%     (0.06%)     0.02%      0.21%      0.54%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   40%        37%        11%~       32%        24%
--------------------------------------------------------------------------------------------------------------------------



^  Formerly Chase Core Equity Fund.
*  Formerly Institutional Shares, formerly Premier Shares.
@  Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.

JPMorgan DISCIPLINED EQUITY FUND^+



PER SHARE OPERATING PERFORMANCE:
                                                                    06/01/01            YEAR ENDED              12/31/97*
                                                                    THROUGH   --------------------------------   THROUGH
                                                                    12/31/01   05/31/01   05/31/00   05/31/99   05/31/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 15.70    $ 17.85    $ 17.42    $ 14.30    $ 12.41
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                             0.05@      0.09       0.12       0.11       0.03
      Net gains or losses in securities (both realized and
       unrealized)                                                     (1.44)     (1.94)      0.78       3.14       1.88
                                                                     -------    -------    -------    -------    -------
      Total from investment operations                                 (1.39)     (1.85)      0.90       3.25       1.91
   Distributions to shareholders from:
      Dividends from net investment income                              0.12       0.11       0.12       0.09       0.02
      Distributions from capital gains                                     -       0.19       0.35       0.04         --
                                                                     -------    -------    -------    -------    -------
      Total dividends and distributions                                 0.12       0.30       0.47       0.13       0.02
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 14.19    $ 15.70    $ 17.85    $ 17.42    $ 14.30
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           (8.88%)   (10.43%)     5.19%     22.86%     15.33%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $   132    $   128    $   160    $   121    $    18
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                         0.72%      0.77%      0.75%      0.75%      0.75%
------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                0.56%      0.53%      0.76%      0.89%      1.00%
------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits        0.77%      0.77%      0.78%      0.86%      3.28%
------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and
    earnings credits                                                    0.51%      0.53%      0.73%      0.78%     (1.53%)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                 33%        72%        56%        51%        61%
------------------------------------------------------------------------------------------------------------------------



^ Formerly J.P. Morgan Disciplined Equity Fund. The Fund changed its fiscal year from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization.Prior periods have been restated to reflect the split.
*  Commencement of offering of class of shares.
@  Calculated based upon average shares outstanding.
#  Short periods have been annualized.
- Prior to September 10, 2001, DEF invested all of its investible assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

JPMorgan DIVERSIFIED FUND^+



PER SHARE OPERATING PERFORMANCE:
                                                                    07/01/01                      YEAR ENDED
                                                                     THROUGH  -----------------------------------------------------
                                                                    12/31/01   06/30/01   06/30/00   06/30/99   06/30/98   06/30/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 13.36    $ 15.15    $ 14.92    $ 13.74    $ 12.67   $  11.15
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                             0.13@      0.35       0.33       0.31       0.30       0.34
      Net gains or losses in securities (both realized and
       unrealized)                                                     (0.52)     (1.41)      0.63       1.47       1.85       1.83
                                                                     -------    -------    -------    -------    -------   --------

      Total from investment operations                                 (0.39)     (1.06)      0.96       1.78       2.15       2.17
   Distributions to shareholders from:
      Dividends from net investment income                              0.32       0.35       0.24       0.33       0.48       0.29
      Distribution from capital gains                                      -       0.38       0.49       0.27       0.60       0.36
                                                                     -------    -------    -------    -------    -------   --------
      Total dividends and distributions                                 0.32       0.73       0.73       0.60       1.08       0.65
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 12.65    $ 13.36    $ 15.15    $ 14.92    $ 13.74   $  12.67
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                           (2.90%)    (7.01%)     6.61%     13.35%     18.06%     20.52%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $   343    $   360    $   359    $   266    $   227   $     70
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                         0.93%      0.98%      0.96%      0.98%      0.98%      0.98%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                1.96%      2.42%      2.19%      2.22%      2.81%      3.00%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits        1.03%      1.01%      0.98%      1.01%      1.07%      1.25%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and
    earnings credits                                                    1.86%      2.39%      2.17%      2.19%      2.72%      2.73%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                107%       185%       217%       144%        82%       100%
-----------------------------------------------------------------------------------------------------------------------------------



^ Formerly J.P. Morgan Diversified Fund. The Fund changed its fiscal year end from June 30 to December 31.
+ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
@  Calculated based upon average shares outstanding.
#  Short periods have been annualized.
- Prior to September 10, 2001, DF invested all of its investible assets in The Diversified Portfolio ("DP").
   The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

PHMORGAN DYNAMIC SMALL CAP FUND^


PER SHARE OPERATING PERFORMANCE:                                               11/01/01                         04/15/99**
                                                                                THROUGH       YEAR ENDED         THROUGH
                                                                               12/31/01   10/31/01   10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 14.37    $ 24.65    $ 15.98    $ 14.11
------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                       (0.02)     (0.21)     (0.13)@    (0.05)
      Net gains or losses in securities (both realized and unrealized)             1.54      (6.69)      8.80       1.92
      Total from investment operations                                             1.52      (6.90)      8.67       1.87
                                                                                -------    -------    -------    -------
   Distributions to shareholders from:
      Dividends from net investment income                                            -          -          -          -
      Distributions from capital gains                                                -       3.38          -          -
                                                                                -------    -------    -------    -------
      Total dividends and distributions                                               -       3.38          -          -
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 15.89    $ 14.37    $ 24.65    $ 15.98
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      10.58%    (30.20%)    54.26%     13.25%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $     8    $     -+   $     -+   $     -+
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                    1.10%      1.12%      1.10%      1.91%
------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                          (0.82%)    (0.76%)    (0.59%)    (0.96%)
------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                  10.33%     12.21%&    15.48%&    34.70%&
------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers, reimbursements and earnings
    credits                                                                      (10.05%)   (11.86%)&  (14.97%)&  (33.75%)&
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               8%        57%        87%        92%
------------------------------------------------------------------------------------------------------------------------



** Commencement of offering class of shares.
@  Calculated based upon average shares outstanding.
^ Formerly Chase Vista Small Cap Opportunities Fund. The Fund changed its fiscal year end from October 31 to December 31.
#  Short periods have been annualized.
+  Amounts round to less than one million.
& Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMorgan EQUITY GROWTH FUND^*



PER SHARE OPERATING PERFORMANCE:                                                               YEAR ENDED
                                                                        ------------------------------------------------------------
                                                                         12/31/01    12/31/00    12/31/99  12/31/98       12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $43.44     $ 68.09     $ 52.36    $ 38.36       $ 27.95
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                 (0.10)@     (0.26)@     (0.14)@     0.03          0.07
     Net gains or losses in securities (both realized and unrealized)      (8.09)     (16.22)      16.78      15.78         10.34
                                                                          ------     -------     -------    -------       -------
     Total from investment operations                                      (8.19)     (16.48)      16.64      15.81         10.41
   Distributions to shareholders from:
     Dividends from net investment income                                      -           -           -       0.03             -
     Distributions from capital gains                                       3.04        8.17        0.91       1.78             -
                                                                          ------     -------     -------    -------       -------
     Total dividends and distributions                                      3.04        8.17        0.91       1.81             -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $32.21     $ 43.44     $ 68.09    $ 52.36       $ 38.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (18.86%)    (23.65%)     31.85%     41.38%        37.20%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                      $   86     $   179     $   320    $   179       $    74
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                             1.00%       1.00%       1.00%      1.00%         1.00%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   (0.28%)     (0.40%)     (0.24%)     0.05%         0.20%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                              1.05%       1.02%       1.03%      1.09%         1.11%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements                (0.33%)     (0.42%)     (0.27%)    (0.04%)        0.09%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       98%         58%         15%~       35%           35%
------------------------------------------------------------------------------------------------------------------------------------



^ Formerly Chase Equity Growth Fund.
* Formerly Institutional Shares, formerly Premier Shares.
@ Calculated based upon average shares outstanding.
# Short periods have been annualized.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
  After August 11, 1999, all of the Fund's investable assets were invested in Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.

JPMorgan EQUITY INCOME FUND^~



PER SHARE OPERATING PERFORMANCE:                                                                   YEAR ENDED
                                                                             -------------------------------------------------------
                                                                              12/31/01  12/31/00    12/31/99  12/31/98    12/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $ 35.33    $ 49.80    $ 46.14    $ 36.97    $ 28.21
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                       0.22@      0.29@      0.32@      0.33       0.40
     Net gains or losses in securities (both realized and unrealized)           (4.62)     (2.66)      5.65       9.32       8.36
                                                                              -------    -------    -------    -------    -------
     Total from investment operations                                           (4.40)     (2.37)      5.97       9.65       8.76
   Distributions to shareholders from:                                           0.19       0.29       0.31       0.34          -
     Distributions from capital gains                                            0.17      11.81       2.00       0.14          -
                                                                              -------    -------    -------    -------    -------
     Total dividends and distributions                                           0.36      12.10       2.31       0.48          -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 30.57    $ 35.33    $ 49.80    $ 46.14    $ 36.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (12.43%)    (3.85%)    13.06%     26.20%     31.50%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                          $    68    $    97    $   170    $   128    $    75
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                  0.92%      1.00%      1.00%      1.00%      1.00%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                         0.69%      0.59%      0.66%      0.82%      1.67%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                 0.98%      1.03%      1.09%      1.10%      1.11%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits    0.63%      0.56%      0.57%      0.72%      1.56%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             4%        15%        16%         3%        14%
------------------------------------------------------------------------------------------------------------------------------------



^  Formerly Chase Equity Income Fund.
~  Formerly Institutional Shares, formerly Premier Shares.
@  Calculated based upon average shares outstanding.

JPMorgan GROWTH AND INCOME FUND^


PER SHARE OPERATING PERFORMANCE:                                      11/01/01                       YEAR ENDED
                                                                      THROUGH   ---------------------------------------------------
                                                                      12/31/01   10/31/01   10/31/00  10/31/99  10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 27.72    $ 40.99    $ 43.89   $ 43.43    $ 46.35    $ 39.26
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                        0.05       0.14       0.26@     0.35@      0.43@      0.52@
     Net gains or losses in securities (both realized and unrealized)    1.93      (7.53)      3.33      5.12       3.50      10.20
                                                                      -------    -------    -------   -------    -------    -------
     Total from investment operations                                    1.98      (7.39)      3.59      5.47       3.93      10.72
   Distributions to shareholders from:
     Dividends from net investment income                                0.06       0.18       0.18      0.34       0.29       0.48
     Distributions from capital gains                                      --       5.70       6.31      4.67       6.56       3.15
                                                                      -------    -------    -------   -------    -------    -------
     Total dividends and distributions                                   0.06       5.88       6.49      5.01       6.85       3.63
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 29.64    $ 27.72    $ 40.99   $ 43.89    $ 43.43    $ 46.35
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             7.13%    (20.01%)     9.34%    13.30%      9.44%     29.37%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                  $     3    $     3    $     5   $    15    $    24    $   522
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                          0.90%      0.89%      0.89%     0.85%      0.85%      0.86%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                          1.02%      0.93%      0.64%     0.80%      0.95%      1.21%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                           3.34%      2.07%      0.93%     0.85%      0.85%      0.86%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers and reimbursements      (1.42%)    (0.25%)     0.60%     0.80%      0.95%      1.21%
-----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover~                                                      0%        12%        30%      125%       113%        62%
-----------------------------------------------------------------------------------------------------------------------------------



@ Calculated based upon average shares outstanding.
^ Formerly Chase Vista Growth and Income Fund. The Fund changed its fiscal year end from October 31 to December 31.
# Short periods have been annualized.
~ The percentages reflect the portfolio turnover of the Growth and Income
  Portfolio, of which the Fund invested all of its investable assets.

JPMorgan MID CAP VALUE FUND



PER SHARE OPERATING PERFORMANCE:                                               10/31/01**
                                                                                THROUGH
                                                                                12/31/01
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $13.48
------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                         0.01
     Net gains or losses in securities (both realized and unrealized)              1.49
                                                                                 ------
     Total from investment operations                                              1.50
   Distributions to shareholders from:
     Dividends from net investment income                                          0.09
     Distributions from capital gains                                              0.75
                                                                                 ------
     Total dividends and distributions                                             0.84
------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $14.14
------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      11.18%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                                          $    -+
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------
   Net Expenses                                                                    0.99%
------------------------------------------------------------------------------------------
   Net investment income                                                           0.58%
------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements, and earnings credits                  3.68%
------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements, and earnings credits    (2.11%)
------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              15%
------------------------------------------------------------------------------------------



** Commencement of offering of class of shares.
 + Amount rounds to less than one million.
 # Short periods have been annualized.

JPMorgan SMALL CAP EQUITY FUND^



PER SHARE OPERATING PERFORMANCE:                        11/01/01                                  YEAR ENDED
                                                        THROUGH        ------------------------------------------------------------
                                                        12/31/01        10/31/01   10/31/00     10/31/99     10/31/98    10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    20.27      $   28.52  $    23.10   $    20.59   $    23.71   $   19.22
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                  (0.01)@        (0.10)      (0.05)@      (0.02)@      (0.02)       0.03
     Net gain or losses in securities (both realized
       and unrealized)                                       1.99          (4.26)       8.12         2.70        (2.46)       4.75
                                                       ----------      ---------  ----------   ----------   ----------   ---------
     Total from investment operations                        1.98          (4.36)       8.07         2.68        (2.48)       4.78

   Distributions to shareholders from:
     Dividends from net investment income                      -               -           -            -            -           -
     Distributions from capital gains                          -            3.89        2.65         0.17         0.64        0.29
                                                       ----------      ---------  ----------   ----------   ----------   ---------
     Total dividends and distributions                         -            3.89        2.65         0.17         0.64        0.29
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    22.25      $   20.27  $    28.52   $    23.10   $    20.59   $   23.71
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 9.77%        (16.19%)     37.94%       13.06%      (10.64%)     25.15%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (millions)                $      532      $     390  $      383   $      269   $      254   $     307
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                              0.88%          0.88%       0.88%        0.88%        1.04%       1.10%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                    (0.31%)        (0.30%)     (0.20%)      (0.07%)      (0.09%)      0.13%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
    earnings credits                                         1.10%          1.12%       1.13%        1.13%        1.13%       1.14%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss) without waivers,
    reimbursements and earnings credits                     (0.53%)        (0.54%)     (0.45%)      (0.32%)      (0.18%)      0.09%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         6%            47%         75%          92%          74%         55%
-----------------------------------------------------------------------------------------------------------------------------------



@ Calculated based upon average shares outstanding.
^ Formerly Chase Vista Small Cap Equity Fund. The Fund changed its fiscal year end from October 31 to December 31.
# Short periods have been annualized.

JPMorgan SMALL CAP GROWTH FUND



PER SHARE OPERATING PERFORMANCE:                                                   10/31/01**
                                                                                    THROUGH
                                                                                   12/31/01
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $      7.77
------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                                       (0.01)
     Net gains or losses in securities (both realized and unrealized)                    1.54
                                                                                  -----------
     Total from investment operations                                                    1.53
   Distributions to shareholders from:
     Dividends from net investment income                                                   -
     Distributions from net realized gain                                                   -
                                                                                  -----------
     Total dividends and distributions                                                      -
------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $      9.30
------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            19.69%
================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                              $         -+
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------
   Net expenses                                                                          1.10%
------------------------------------------------------------------------------------------------
   Net investment income                                                                (0.88%)
------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                         9.40%
------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits           (9.18%)
------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    25%
------------------------------------------------------------------------------------------------



** Commencement of offering of class of shares.
#  Short periods have been annualized.
+  Amounts round to less than one million.

JPMorgan U.S. EQUITY FUND^+



PER SHARE OPERATING PERFORMANCE:                            06/01/01                              YEAR ENDED
                                                             THROUGH    -----------------------------------------------------------
                                                            12/31/01    05/31/01     05/31/00  05/31/99   05/31/98   05/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.21     $ 12.66     $ 14.62  $   14.96  $   14.36  $   12.91
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                      0.03@       0.05        0.09       0.10       0.10       0.15
     Net gains or losses in securities (both realized
      and unrealized)                                          (0.68)      (0.94)       0.24       2.28       3.45       2.75
                                                             -------     -------     -------  ---------  ---------  ---------
     Total from investment operations                          (0.65)      (0.89)       0.33       2.38       3.55       2.90
   Distributions to shareholders from:
     Dividends from net investment income                       0.04        0.05        0.09       0.11       0.13       0.21
     Distributions from capital gains                           0.08        0.51        2.20       2.61       2.82       1.24
                                                             -------     -------     -------  ---------  ---------  ---------
     Total dividends and distributions                          0.12        0.56        2.29       2.72       2.95       1.45
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.44     $ 11.21     $ 12.66  $   14.62  $   14.96  $   14.36
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (5.76%)     (7.10%)      2.20%     18.39%     28.35%     25.00%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                         $   348     $   312     $   387  $     441  $     448  $     363
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                 0.79%       0.79%       0.78%      0.79%      0.78%      0.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                        0.44%       0.41%       0.59%      0.70%      0.71%      1.13%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
    earnings credits                                            0.85%       0.79%       0.78%      0.79%      0.78%      0.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
    and earnings credits                                        0.38%       0.41%       0.59%      0.70%      0.71%      1.13%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                         48%         81%         89%        84%       106%        99%
-----------------------------------------------------------------------------------------------------------------------------------



^ Formerly J.P. Morgan U.S. Equity Fund. The fund changed its fiscal year end from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
@ Calculated based upon average shares outstanding.
# Short periods have been annualized.
- Prior to September 10, 2001, USEF invested all of its investible assets in The U.S. Equity Portfolio ("USEP").
  The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMorgan U.S. SMALL COMPANY FUND^+



PER SHARE OPERATING PERFORMANCE:                                  06/01/01                    YEAR ENDED
                                                                   THROUGH   ---------------------------------------------------
                                                                  12/31/01   05/31/01 05/31/00  05/31/99   05/31/98  05/31/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $  13.43   $ 14.45  $ 11.49  $   14.76   $  13.89  $  13.97
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                            0.04@     0.05        -       0.04       0.06      0.10
     Net gains or losses in securities (both realized
       and unrealized)                                               (0.79)     0.04     2.97      (1.76)      2.97      1.07
                                                                  --------   -------  -------  ---------   --------  --------
     Total from investment operations                                (0.75)     0.09     2.97      (1.72)      3.03      1.17
   Distributions to shareholders from:
     Dividends from net investment income                             0.05      0.03     0.01       0.04       0.07      0.11
     Distributions from capital gains                                 0.06      1.08        -       1.51       2.09      1.14
                                                                  --------   -------  -------  ---------   --------  --------
     Total dividends and distributions                                0.11      1.11     0.01       1.55       2.16      1.25
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  12.57   $ 13.43  $ 14.45  $   11.49   $  14.76  $  13.89
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        (5.56%)     0.75%   25.90%    (10.95%)    23.37%     9.49%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                              $    286   $   296  $   285  $     187   $    262  $    238
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                       1.01%     1.01%    1.00%      1.02%      0.97%     0.90%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                              0.39%     0.35%    0.05%      0.34%      0.39%     0.71%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
    earnings credits                                                  1.04%     1.01%    1.00%      1.02%      1.03%     1.03%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
    and earnings credits                                              0.36%     0.35%    0.05%      0.34%      0.33%     0.58%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                               48%      110%     104%       104%        96%       98%
--------------------------------------------------------------------------------------------------------------------------------



^ Formerly J.P. Morgan U.S. Small Company Fund. The Fund changed its fiscal year end from May 31 to December 31.
+ Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
# Short periods have been annualized.
- Prior to September 10, 2001, USSCF invested all of its investible assets in The U.S. Small Company Portfolio ("USSCP").
  The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.
@ Calculated based on average shares outstanding.

JPMorgan U.S. SMALL COMPANY OPPORTUNITIES FUND^



PER SHARE OPERATING PERFORMANCE:                           06/01/01                                 06/16/97*
                                                           THROUGH   -----------------------------   THROUGH
                                                          12/31/01   05/31/01  05/31/00   05/31/99  05/31/98
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   12.19  $  15.90   $ 12.17   $  12.57  $  10.00
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                    (0.04)    (0.07)        -      (0.01)    (0.02)
     Net gains or losses in securities (both
       realized and unrealized)                               (1.67)    (2.29)     3.73      (0.08)     2.59
                                                          ---------  --------   -------   --------  --------
     Total from investment operations                         (1.71)    (2.36)     3.73      (0.09)     2.57
   Distributions to shareholders from:
     Distributions from capital gains                             -      1.35         -       0.31         -
                                                          ---------  --------   -------   --------  --------
     Total dividends and distributions                            -      1.35         -       0.31         -
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   10.48  $  12.19   $ 15.90   $  12.17     12.57
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 (14.03%)  (15.51%)   30.65%     (0.49%)   25.70%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                      $     195  $    339   $   529   $    286  $    189
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------
   Net expenses                                                1.02%     0.99%     0.99%      1.07%     1.19%
------------------------------------------------------------------------------------------------------------
   Net investment income                                      (0.50%)   (0.35%)   (0.47%)    (0.42%)   (0.37%)
------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
    and earnings credits                                       1.07%     0.99%     0.99%      1.07%     1.25%
------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
    reimbursements and earnings credits                       (0.55%)   (0.35%)   (0.47%)    (0.42%)   (0.43%)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                        55%      117%      132%       116%       73%
------------------------------------------------------------------------------------------------------------



^ Formerly J.P. Morgan U.S. Small Company Opportunities Fund. The Fund changed its fiscal year end from May 31 to December 31.
* Commencement of operations.
# Short periods have been anualized.
- Prior to September 10, 2001, USSCOF invested all of its investible assets in The U.S. Small Company Opportunities Portfolio ("USSCOP").
  The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCOP.

                       This page intentionally left blank.

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:


ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMorgan FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.JPMorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

           The Funds' Investment Company Act File Nos. are as follows:


           JPMorgan Balanced Fund                        811-5526
           JPMorgan Capital Growth Fund                  811-5151
           JPMorgan Core Equity Fund                     811-5526
           JPMorgan Disciplined Equity Fund              811-7342
           JPMorgan Diversified Fund                     811-7342
           JPMorgan Dynamic Small Cap Fund               811-5151
           JPMorgan Equity Growth Fund                   811-5526
           JPMorgan Equity Income Fund                   811-5526
           JPMorgan Growth and Income Fund               811-5151
           JPMorgan Mid Cap Value Fund                  811-08189
           JPMorgan Small Cap Equity Fund                811-5151
           JPMorgan Small Cap Growth Fund               811-08189
           JPMorgan U.S. Equity Fund                     811-7342
           JPMorgan U.S. Small Company Fund              811-7342
           JPMorgan U.S. Small Company
                    Opportunities Fund                   811-7340


            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                      PR-EQS-502

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                                     MAY 1, 2002


                           FLEMING MUTUAL FUND GROUP
                          JPMORGAN MID CAP VALUE FUND
                         JPMORGAN SMALL CAP GROWTH FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
May 1, 2002 offering shares of JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Additionally, this Statement of Additional Information incorporates by reference the financial statements and independent auditors' reports, included in the shareholder report related to the Funds listed above dated December 31, 2001. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, New York, NY 10036.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


    For more information about your account and financial statements, simply call or write the JPMorgan Funds Service Center at:


Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

                                                                  SAI-MCVSCG-102

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Fundamental Investment Policies...................   11
Directors and Principal Officers of the
  Corporation.....................................   12
Investment Adviser................................   17
Administrator.....................................   19
Distributor.......................................   20
Distribution Plan.................................   21
Shareholder Servicing Agents......................   22
Transfer Agent....................................   23
Custodian.........................................   23
Financial Professionals...........................   23
Independent Accountants...........................   24
Expenses..........................................   24
Computation of Total Return.......................   24
Purchases, Redemptions and Exchanges..............   26
Dividends and Distributions.......................   31
Net Asset Value...................................   31
Distributions and Tax Matters.....................   33
Portfolio Transactions and Brokerage..............   37
Description of Shares.............................   39
Limitation of Directors' Liability................   43
Financial Information.............................   44
Appendix A -- Description of Ratings..............  A-1

                                    GENERAL



    JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund") (formerly Fleming Fund) and JPMorgan Small Cap Growth Fund ("Small Cap Growth Fund") (formerly Fleming Fledging Fund) (each a "Fund" and collectively, the "Funds") are a series of Fleming Mutual Fund Group, Inc. (the "Corporation"), a diversified open-end management investment company organized as a Maryland corporation on August 19, 1997. The Articles of Incorporation of the Corporation permits the Funds to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board of Directors may increase the number of shares that the Funds are authorized to issue without the approval of each Fund's shareholders. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series, and to classify or reclassify any unissued shares with respect to such class or series. The Board of Directors of the Corporation has authorized the issuance and sale of up to five classes of each Fund: Institutional Class, Select Class, Class A, Class B and Class C shares. All share classes are currently available.



    The Funds bear the costs of its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, certain proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.



    Robert Fleming Inc. serves as the adviser to the Funds (the "Adviser").



    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.



                      INVESTMENT POLICIES AND RESTRICTIONS



    The Prospectuses set forth the investment objectives and policies of the Funds. The following information supplements and should be read in conjunction with the related sections of the Prospectus.



    DEPOSITARY RECEIPTS. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.


    Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associates and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).



    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.


    Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


    CORPORATE REORGANIZATIONS. In general, reorganization securities are securities that are the subject of a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.


    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.



    FORWARD COMMITMENTS. Each of the Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments will be established with such Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.



    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.


    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.


    The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Adviser will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Directors of the Corporation in order to minimize credit risks.

    The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Directors of the Corporation has determined meets the prescribed quality standards for a particular Fund.



    A Fund may have the right to sell the Participation Certificate back to the institution issuing and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institution issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificate purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.



    The Adviser has been instructed by the Board of Directors to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.


    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand, or (ii) the period remaining until the security's next interest rate adjustment.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.


    Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

    Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.


    No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good faith deposit on a futures contract.


    There are risks associated with these activities, including the following:

    (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

    (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures;

    (3) there may not be a liquid secondary market for a futures contract or option;
    (4)  trading restrictions or limitations may be imposed by an exchange; and
    (5) government regulations may restrict trading in futures contracts and futures options.

    A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

    In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.


    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.



    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.



    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.



    INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation or Baa or higher by Moody's Service, Inc., or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.



    MONEY MARKET INSTRUMENTS. Money market instruments are high quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.



    OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.



    A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.



    A Fund may write covered call options as a means of increasing the yield on its funds and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


    A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.


    A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.


    A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

    All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.


    Risks associated with options transactions include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.



    REITS. Each of the Fund may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.



    A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



    The ("SEC") has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees.



    REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.



    The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Corporation's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


    SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.


    U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).



    U.S. GOVERNMENT SECURITIES. Bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.



    U.S. TREASURY OBLIGATIONS. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").



    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.



    SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets taken at market value, pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.


    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


    ZERO COUPON SECURITIES. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.


                        FUNDAMENTAL INVESTMENT POLICIES

    The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

    No Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.
    (2) Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.
    (3) Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

    (4) Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
    (5) Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REIT's, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
    (6) Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").
    (7) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.


                            NON-FUNDAMENTAL POLICIES


    The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Directors.

    No Fund may:

    (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of
         Section 18 of the 1940 Act.
    (2)  Invest in companies for the purpose of exercising control.
    (3) Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.
    (4) Invest its assets in securities of any investment company, except as permitted by the 1940 Act.
    (5) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.
    (6) Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.


    If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Directors will consider what actions, if any, are appropriate to maintain adequate liquidity.



       DIRECTORS AND PRINCIPAL OFFICERS OF THE CORPORATION AND THE FUNDS



    The management and affairs of the Corporation are supervised by the Board of Directors under the laws of the State of Maryland. The Directors and Officers of the Corporation and their principal occupations during the past five years, addresses and dates of birth are set forth below. Each may have held other positions with the named companies during that period. The Corporation pays the fees to unaffiliated Directors for their service as directors. Unless otherwise noted, the business address of each Director and each Officer is 522 Fifth Avenue, New York, New York 10036.

                                   DIRECTORS



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
            NAME (AGE);                                                FUND COMPLEX(1)
          POSITIONS WITH                 PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS              DIRECTOR             OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------

INDEPENDENT DIRECTORS

William J. Armstrong (60); Director  Retired; Vice-President &                77           None
(2001)                               Treasurer of Ingersoll-Rand
                                     Company

Roland E. Eppley, Jr. (69);          Retired                                  77           Trustee of Janel
Director (2001)                                                                            Hydraulics, Inc.
                                                                                           (1993-Present)

Ann Maynard Gray (56); Director      Retired; Vice-President of               77           Director of Duke Energy
(2001)                               Capital Cities/ABC, Inc.                              Corporation (1997-Present);
                                     (1986-1998); President of                             Director of Elan Corporation,
                                     Diversified Publishing Group                          plc (2001-Present); Director
                                     (1991-1997)                                           of The Phoenix Companies
                                                                                           (2002)

Matthew Healey (63); Director and    Retired; Chief Executive                 77           None
President of the Board of Directors  Officer of certain trusts in
(1996)                               J.P. Morgan funds (1982-2001)

Fergus Reid, III (69); Director,     Chairman & Chief Executive               77           Trustee of Morgan Stanley
Chairman of the Board (2001)         Officer of Lumelite                                   Funds (1995-Present)
                                     Corporation

James J. Schonbachler (59);          Retired; Managing Director of            77           Director of Jonathans Landing
Director (2001)                      Bankers Trust Company                                 Golf Club, Inc. (2001-Present)
                                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)

INTERESTED DIRECTORS

Leonard M. Spalding (66), Director   Retired; Chief Executive                 77           Director of Greenview Trust
(2001)*                              Officer of Chase Mutual Funds                         Co.
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management); Chief Investment
                                     Executive of Chase Manhattan
                                     Private Bank (investment
                                     management)

H. Richard Vartabedian (66);         Chairman of HSBC Asset                   77           None
Director (2001)**                    Management Americas Inc. and
                                     Executive Vice President of
                                     HSBC Bank USA (financial
                                     services); Investment
                                     Management Consultant,



(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Directors serve includes 10 investment companies.
  * Mr. Spalding is deemed to be an interested person due to his ownership of J.P. Morgan Chase & Co. stock.
 ** Mr. Vartabedian is deemed to be an interested person due to his affiliation with HSBC Asset Management Americas Inc., affiliates of which engage in portfolio and principal transactions with various JPMorgan Funds and certain other accounts managed by the adviser and its affiliates.

    Each Director is elected to serve for an indefinite term. The Directors decide upon general policies and are responsible for overseeing the Corporation's business affairs. The Board of Directors presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the year ended December 31, 2001. The members of the Investment Committee are
Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended December 31, 2001. The members of the Governance Committee as of April 17, 2002 are Messrs. Reid (Chairman), Schonbachler and Eppley. The function of the Governance Committee is to nominate directors for the Board to consider and to address Director compensation issues. The Governance Committee will consider nominees recommended by shareholders but has no procedures in place currently for doing so. The Governance Committee met once during the year ended December 31, 2001.



    The following table as of December 31, 2001 shows the dollar range of each Director's beneficial ownership of the Funds and each Director's aggregate ownership in any Funds that the Director oversees in the Family of Investment Companies:(1)



                                                OWNERSHIP OF                         OWNERSHIP OF
NAME OF DIRECTORS                            MID CAP VALUE FUND                  SMALL CAP GROWTH FUND
-----------------                    -----------------------------------  -----------------------------------

INDEPENDENT DIRECTORS

William J. Armstrong                                None                                 None
Roland E. Eppley, Jr.                               None                                 None
Ann Maynard Gray                                    None                                 None
Matthew Healey                                      None                                 None
Fergus Reid, III                                    None                                 None
James J. Schonbachler                               None                                 None

INTERESTED DIRECTORS

Leonard M. Spalding                                 None                                 None
H. Richard Vartabedian                              None                                 None

                                           AGGREGATE OWNERSHIP OF
                                          ALL REGISTERED INVESTMENT
                                            COMPANIES OVERSEEN BY
                                            DIRECTOR IN FAMILY OF
NAME OF DIRECTORS                          INVESTMENT COMPANIES(1)
-----------------                    -----------------------------------
INDEPENDENT DIRECTORS
William J. Armstrong                            Over $100,000
Roland E. Eppley, Jr.                           Over $100,000
Ann Maynard Gray                               $10,000-$50,000
Matthew Healey                                  Over $100,000
Fergus Reid, III                                Over $100,000
James J. Schonbachler                         $50,000-$100,000
INTERESTED DIRECTORS
Leonard M. Spalding                             Over $100,000
H. Richard Vartabedian                          Over $100,000


------------------------------


(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Directors serve includes 10 investment companies.

    As of December 31, 2001, none of the independent Directors or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Director is currently paid an annual fee of $120,000 for serving as Director of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Directors of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Directors of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Directors may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Director compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below



                                  AGGREGATE DIRECTOR
                                     COMPENSATION
                                        PAID BY              PENSION OR             TOTAL
                                -----------------------  RETIREMENT BENEFIT   COMPENSATION PAID
                                 MID CAP     SMALL CAP   ACCURED BY THE FUND      FROM FUND
NAME OF DIRECTORS               VALUE FUND  GROWTH FUND       COMPLEX*             COMPLEX
-----------------               ----------  -----------  -------------------  -----------------

INDEPENDENT DIRECTORS

William J. Armstrong, Director     $ 5          $1             $30,616            $106,500
Roland R. Eppley, Jr.,
  Director                           5           1              44,137             107,500
Ann Maynard Gray, Director           4           1                 N/A             100,000
Matthew Healey, Director and
  President of the Board (1)         5           1                 N/A             116,665
Fergus Reid, III, Director and
  Chairman of the Board             11           3              85,527             240,415
James J. Schonbachler,
  Director                           1           4                 N/A             100,000

INTERESTED DIRECTORS

Leonard M. Spalding, Jr.,
  Director                           1           0              27,891             102,000
H. Richard Vartabedian,
  Director                           7           2              66,879             153,865



  * On February 22, 2001, the Board of Directors voted to terminate the Retirement Plan for Eligible Trustees.
(1) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.




    The Directors of the former Chase Vista Funds instituted a Retirement Plan for Eligible Directors (the "Plan") pursuant to which each Director (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of directors. Pursuant to the Plan, the normal retirement date was the date on which the eligible Director attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Director was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Director's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Director's annual benefit would exceed the highest annual compensation received by that Director from the Covered Funds. Such benefit was payable to each eligible Director in monthly installments for the life of the Director. On February 22, 2001, the Board of Directors voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Directors an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or its predecessor. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Directors.



    The Directors instituted a Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan") pursuant to which each Director (who is not an employee of any of the Funds, the Adviser or the Funds' administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Director's fees are deferred until the payment date elected by the Director (or the Director's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Director at the time of deferral. If a deferring Director dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Director's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Director's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.



                                    OFFICERS



    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.



    The Officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



            NAME (AGE),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
George Gatch (39),                   Managing Director, J.P. Morgan
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; he
                                     has held numerous positions
                                     throughout the firm in
                                     business management, marketing
                                     and sales.

David Wezdenko (38),                 Vice President, J.P. Morgan
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, he has held numerous
                                     financial and operation
                                     related positions supporting
                                     the J.P. Morgan pooling funds
                                     business.

Sharon Weinberg (42),                Vice President, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business; since
                                     joining J.P. Morgan Chase in
                                     1996, she has held numerous
                                     positions throughout the asset
                                     management business in mutual
                                     funds marketing, legal and
                                     product development.

Michael Moran (32),                  Vice President, J.P. Morgan
Vice President (2001)                Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Financial Officer of J.P.
                                     Morgan Fleming's U.S. Mutual
                                     Funds and Financial
                                     Intermediaries Business.

Stephen Ungerman (48),               Vice President, J.P. Morgan
Vice President and Assistant         Investment Management Inc. and
Treasurer (2001)                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     the Fund Service Group within
                                     Fund Administration; prior to
                                     joining J.P. Morgan Chase in
                                     2000, he held a number of
                                     senior management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Assistant
                                     General Counsel, Tax Director
                                     and Co-head of Fund
                                     Administration Department; Mr.
                                     Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.

Judy R. Bartlett (36),               Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000, She
                                     was an attorney at New York
                                     Life Insurance Company where
                                     she served as Assistant
                                     Secretary for the Mainstay
                                     Funds; from October 1995
                                     through July 1998, Ms.
                                     Bartlett was an associate at
                                     the law firm of Willkie Farr &
                                     Gallagher.

            NAME (AGE),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
Joseph J. Bertini (36),              Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; prior
                                     to October of 1997, he was an
                                     attorney in the Mutual Fund
                                     Group at SunAmerica Asset
                                     Management Inc.

Paul M. DeRusso (47),                Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.

Lai Ming Fung (27),                  Associate, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting Analyst for the
                                     Budgeting and Expense Group of
                                     Funds Administration Group.

Mary Squires (47),                   Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Ms. Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.

Nimish S. Bhatt (38),                Senior Vice President of Fund
Assistant Treasurer (2001)*          Administration and Financial
                                     Services of BISYS Investment
                                     Services, Inc. since November
                                     2000; various positions held
                                     within BISYS prior to since
                                     1996, including Vice President
                                     and Director of International
                                     Operation, Vice President of
                                     Financial Administration and
                                     Vice President of Tax.

Arthur A. Jensen (35),               Vice President of Financial
Assistant Treasurer (2001)*          Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly Section Manager
                                     at Northern Trust Company and
                                     Accounting Supervisor at
                                     Allstate Insurance Company.

Martin R. Dean (38),                 Vice President of
Assistant Treasurer (2001)*          Administration Services of
                                     BISYS Investment Services,
                                     Inc.

Alaina Metz (34),                    Chief Administrative Officer
Assistant Secretary (2001)*          of BISYS Fund Services, Inc.;
                                     formerly, Supervisor of the
                                     Blue Sky Department of
                                     Alliance Capital Management
                                     L.P.

Lisa Hurley (46),                    Executive Vice President and
Assistant Secretary (2001)**         General Counsel of BISYS Fund
                                     Services, Inc.; formerly
                                     Counsel to Moore Capital
                                     Management and General Counsel
                                     to Global Asset Management and
                                     Northstar Investments
                                     Management.



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 **  The contact address for the officer is 90 Park Avenue, New York, NY 10016.




    As of March 31, 2002, the Officers and Directors as a group owned less than 1% of each class of shares of each Fund.



                                CODES OF ETHICS



    The Corporation, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.



                               INVESTMENT ADVISER



    The Corporation has retained the Adviser as investment adviser to provide investment advice and portfolio management services to the Funds, pursuant to an advisory agreement (the "Advisory Agreement"). Subject to the supervision of the Corporation's Directors, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Funds' investment. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Corporation or Funds' shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.



    The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's failure to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Adviser, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the 1940 Act, as amended. On August 1, 2000, The Chase Manhattan Corporation acquired Robert Fleming Holdings Limited, which was the Adviser's indirect parent. On
December 14, 2000, the Funds' shareholders approved the Advisory Agreement with the Adviser. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.



    The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Directors of the Corporation or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Corporation.



    The table below sets forth the advisory fees paid by the Fund listed to the Adviser for the fiscal periods indicated (in thousands):



                                                                     FISCAL
                                                                     PERIOD
                                  FISCAL      FISCAL      FISCAL    10/01/01
                                YEAR ENDED  YEAR ENDED  YEAR ENDED   THROUGH
                                 09/30/99    09/30/00    09/30/01   12/31/01^
                                ----------  ----------  ----------  ---------
Mid Cap Value Fund                 $31         $33         $38         $20
Small Cap Growth Fund              $15         $28         $21         $ 4



  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS



    The Coporation's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.



    As part of its review of the investment advisory arrangements for the Funds, the Board of Directors has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Directors to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Directors requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.



    In approving the Advisory Agreement, the Board of Directors of the Corporation considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Directors also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Corporation's Board of Directors compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Directors also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Directors also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.



    In reaching their decision to approve the investment advisory arrangements, the Board of Directors did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Directors of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.



                                 ADMINISTRATOR



    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the Administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Corporation of all documents required to be filed for compliance by the Corporation with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.



    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Directors of the Corporation, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act), or by vote of a majority of such Fund's outstanding shares. The Administration Agreement is terminable without penalty by the Corporation on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither JPMorgan Chase Bank or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets in excess of $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.



    Under a prior arrangement that terminated on September 9, 2001 and under the new contract effective September 10, 2001, JPMorgan Chase or its predecessor was paid or accrued the following administrative fees with respect to the Funds, and waived the amounts in parentheses following each such fee for the fiscal periods indicated (in thousands):



                                    PERIOD            PERIOD
                                4/27/01 THROUGH  10/01/01 THROUGH
                                    9/30/01          12/31/01^
                                ---------------  -----------------
                                 PAID/            PAID/
                                ACCRUED  WAIVED  ACCRUED   WAIVED
                                -------  ------  --------  -------
    Mid Cap Value Fund             $3     $(3)      $3       $(3)
    Small Cap Growth Fund          $1     $(1)      $1       $(1)



  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

    Under a prior arrangement that terminated April 26, 2001, Investment Company Administration, L.L.C. was paid or accrued the following administration fees by the Funds for the fiscal periods indicated (in thousands):



                                       FISCAL      FISCAL        FISCAL
                                     YEAR ENDED  YEAR ENDED  PERIOD 10/1/00
                                      9/30/99     9/30/00    THROUGH 4/26/01
                                     ----------  ----------  ---------------
    Mid Cap Value Fund                  $40         $40            $24
    Small Cap Value Fund                $40         $40            $23



                                  DISTRIBUTOR



    The Distributor serves as the Corporation's exclusive distributor. The Distributor holds itself available to receive purchase orders for each Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Corporation, to solicit and accept orders for the purchase of each Fund's shares in accordance with the terms of the Distribution Agreement between the Corporation and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Corporation dated April 11, 2001, the Distributor receives no compensation in its capacity as the Corporation's Distributor. The Distributor is a wholly owned, indirect subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.



    The Distribution Agreement will continue in effect with respect to each Fund for a period of two years after execution and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Directors of the Corporation and a vote of the Directors who are not "interested persons" (as defined in the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Directors" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation including a vote of a majority of the Directors who are not "interested persons" of the Corporation, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

    For the fiscal periods indicated, distribution-related expenses paid by the Distributor with respect to the Funds' shares were as follows (in thousands):



                                                  FISCAL YEAR ENDED 9/30/01
                                          -----------------------------------------
                                          MID CAP VALUE FUND  SMALL CAP GROWTH FUND
                                          ------------------  ---------------------
Advertising and sales literature               $    30               $   12
Printing, production and mailing of
  prospectuses and shareholder reports
  to other than current Shareholders            19,203                4,016
Compensation to dealers                            134                   26
Compensation to sales personnel                    363                  159
B Share financing charges                        2,150                  159
Equipment, supplies and other indirect
  distribution-related expenses                    143                   13



                                          FISCAL PERIOD 10/01/01 THROUGH 12/31/01^
                                          -----------------------------------------
                                          MID CAP VALUE FUND  SMALL CAP GROWTH FUND
                                          ------------------  ---------------------
Advertising and sales literature                $4,173                $776
Printing, production and mailing of
  prospectuses and shareholder reports
  to other than current Shareholders               135                 393
Compensation to dealers                            851                  31
Compensation to sales personnel                    293                  60
B Share financing charges                        3,863                 231
Equipment, supplies and other indirect
  distribution-related expenses                     71                  14


  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

                               DISTRIBUTION PLAN


    The Corporation has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan funds.



    Class A shares pay a Distribution Fee of up to 0.25%, and Class B and Class C shares pay a Distribution Fee of up to 1.00% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 5.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 1.00% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.



    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares may be paid to broker-dealers prior to the 13th month following the purchase of such Class B or Class C shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 1.00% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.



    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Directors"). The Distribution Plan requires that the Corporation shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Qualified Directors or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



    For the fiscal periods indicated, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees (in thousands):



                                                      PERIOD
                                  YEAR ENDED     10/01/01 THROUGH
                                   09/30/01          12/31/01^
                                ---------------  -----------------
                                 PAID/            PAID/
                                ACCRUED  WAIVED  ACCRUED   WAIVED
                                -------  ------  --------  -------
Mid Cap Value Fund
  Class A                         $1      $(1)      $2       $(2)
  Class B                         $3      $(1)      $5       $(1)
  Class C                         $2      $(1)      $6       $(1)
Small Cap Growth Fund
  Class A                         --       --       --        --
  Class B                         --       --       --        --
  Class C                         --       --       --        --



  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

                          SHAREHOLDER SERVICING AGENTS



    The Corporation has entered into a shareholder servicing agreement (a "Servicing Agreement") with JPMorgan Chase Bank to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Funds as to which the JPMorgan Chase Bank is so acting and certain other matters pertaining to the Funds; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by JPMorgan Chase Bank) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as the Funds or a shareholder may request. JPMorgan Chase Bank may be required to register pursuant to state securities law. JPMorgan Chase Bank may subcontract with other parties for the provision of shareholder support services.

    In consideration of the service provided by JPMorgan Chase Bank pursuant to the Servicing Agreement, the JPMorgan Chase Bank receives from each Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Funds on a month-to-month basis.



    The Adviser and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make payments to certain selected dealers or other JPMorgan Chase Bank for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up 0.10% annually of the average net assets of a Fund attributable to shares in the Fund held by customers of JPMorgan Chase Bank. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by the Adviser and/or the Distributor.


    The Adviser and its affiliates and the Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                                 TRANSFER AGENT



    The Corporation has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST" or "Transfer Agent") pursuant to which DST acts as transfer agent for the Corporation. DST's address is 210 West 10th Street, Kansas City, MO 64105.



                                   CUSTODIAN



    Pursuant to a Custodian Agreement, JPMorgan Chase Bank acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Corporation and JPMorgan Chase Bank. As Custodian, JPMorgan Chase Bank provides oversight and record keeping for the assets held in the portfolios of each Fund. JPMorgan Chase Bank also provides fund accounting services for the income, expenses and shares outstanding for the Funds. JPMorgan Chase Bank is located at 3 Metrotech Center, Brooklyn, NY 11245.



                            FINANCIAL PROFESSIONALS



    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.



    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.



    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS



    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.



                                    EXPENSES



    In addition to the fees payable to JPMIM and JPMorgan Chase Bank under various agreements discussed under "Investment Adviser," "Administrator" and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws and extraordinary expenses applicable to the Fund. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws.



    JPMorgan Chase Bank has agreed that it will reimburse each Fund as described in the Prospectuses.



    The Adviser believes that it is likely that the Funds will be of a sufficient size to permit the reimbursement of any such reductions or payments. However, there is no assurance that any such reimbursements will be made. Reimbursement is contingent upon the Adviser's determination that it will seek reimbursement from the Fund. In addition, the Board of Directors must approve any requested reimbursement. Further, any expenses which cannot be recouped within three years will never be reimbursed by the Fund. In other words, any unrecouped amount after the three year period would not require payment either on liquidation of the Fund or termination of the Advisory Agreement.



    The table below sets forth fees and other expenses, the Adviser waived/reimbursed the Funds listed for the fiscal periods indicated (in thousands):



                                                                     FISCAL
                                                                     PERIOD
                                  FISCAL      FISCAL      FISCAL    10/01/01
                                YEAR ENDED  YEAR ENDED  YEAR ENDED   THROUGH
                                 09/30/99    09/30/00    09/30/01   12/31/01^
                                ----------  ----------  ----------  ---------
Mid Cap Value Fund                 $135        $136        $157        $20
Small Cap Growth Fund              $132        $141        $104        $ 4



  ^  The Funds changed their fiscal year end from 9/30 to 12/31.

                          COMPUTATION OF TOTAL RETURN


    From time to time the Corporation may advertise the total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.


    A Fund may periodically compare its performance to that of other mutual funds as reported by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may also quote the Frank Russell Company or Wilshire Associates, which are consulting firms that compile financial characteristics of common stocks and fixed-income securities, regarding non-performance-related attributes of a Fund's portfolio. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to Fund management, investment philosophy and investment techniques.


    A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.


    Composite performance information shown in the Prospectuses has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").



    Average annual total returns are calculated based on the following formulas:



       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV



       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV(D)



       Average annual total returns (after taxes on distributions and sale of Fund shares):
             P (1 + T)TO THE POWER OF n = ATV(DR)



Where:  P        =         a hypothetical initial payment of $1,000.
        T        =         average annual total return (before taxes, after taxes on
                           distributions, or after taxes on distributions and sale of
                           Fund shares, as applicable).
        n        =         number of years
        ERV      =         ending redeemable value of a hypothetical $1,000 payment
                           made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional
                           portion).
        ATV(D)   =         ending value of a hypothetical $1,000 payment made at the
                           beginning of the 1-, 5-, or 10-year periods at the end of
                           the 1-, 5-, or 10-year periods (or fractional portion),
                           after taxes on fund distributions but not after taxes on
                           redemption.
        ATV(DR)  =         ending value of a hypothetical $1,000 payment made at the
                           beginning of the 1-, 5-, or 10-year periods at the end of
                           the 1-, 5-, or 10-year periods (or fractional portion),
                           after taxes on fund distributions and redemption.



                     AVERAGE ANNUAL RATE OF TOTAL RETURNS*
      (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)



                                              FISCAL YEARS ENDED 12/31/01
                           ------------------------------------------------------------------
                                                                    SINCE          DATE OF
                               1 YEAR       5 YEARS  10 YEARS    INCEPTION**     INCEPTION**
                           ---------------  -------  --------  ---------------  -------------

Mid Cap Value Fund                                                                  11/13/97
    Institutional
      Shares -- before
      taxes                          9.91%      NA        NA            20.04%
    Institutional
      Shares -- after
      taxes on
      distributions                  7.92%      NA        NA            16.18%
    Institutional
      Shares -- after
      taxes on
      distributions and
      sale of Fund shares            6.47%      NA        NA            14.70%
    Select Shares --
      before taxes                   9.87%      NA        NA            20.04%
    Select Shares --
      after taxes on
      distributions                  7.90%      NA        NA            16.17%

                                              FISCAL YEARS ENDED 12/31/01
                           ------------------------------------------------------------------
                                                                    SINCE          DATE OF
                               1 YEAR       5 YEARS  10 YEARS    INCEPTION**     INCEPTION**
                           ---------------  -------  --------  ---------------  -------------

    Select Shares --
      after taxes on
      distributions and
      sale of Fund shares            6.44%      NA        NA            14.69%
    Class A Shares --
      before taxes                   3.21%      NA        NA            18.23%
    Class A Shares --
      after taxes on
      distributions                  1.39%      NA        NA            14.43%
    Class A Shares --
      after taxes on
      distributions and
      sale of Fund shares            2.36%      NA        NA            13.17%
    Class B Shares --
      before taxes                   3.99%      NA        NA            19.52%
    Class B Shares --
      after taxes on
      distributions                  2.13%      NA        NA            15.67%
    Class B Shares --
      after taxes on
      distributions and
      sale of Fund shares            2.86%      NA        NA            14.26%
    Class C Shares --
      before taxes                   8.18%      NA        NA            19.85%
    Class C Shares --
      after taxes on
      distributions                  6.34%      NA        NA            16.03%
    Class C Shares --
      after taxes on
      distributions and
      sale of Fund shares            5.41%      NA        NA            14.56%
Small Cap Growth Fund                                                               11/14/97
    Institutional
      Shares -- before
      taxes                        -10.90%      NA        NA             8.70%
    Institutional
      Shares -- after
      taxes on
      distributions                -10.90%      NA        NA             5.24%
    Institutional
      Shares -- after
      taxes on
      distributions and
      sale of Fund shares           -6.64%      NA        NA             5.77%
    Select Shares --
      before taxes                 -11.09%      NA        NA             8.65%
    Select Shares --
      after taxes on
      distributions                -11.09%      NA        NA             5.18%
    Select Shares --
      after taxes on
      distributions and
      sale of Fund shares           -6.75%      NA        NA             5.73%
    Class A Shares --
      before taxes                 -16.67%      NA        NA             6.96%
    Class A Shares --
      after taxes on
      distributions                -16.67%      NA        NA             3.55%
    Class A Shares --
      after taxes on
      distributions and
      sale of Fund shares          -10.15%      NA        NA             4.36%
    Class B Shares --
      before taxes                 -15.99%      NA        NA             8.16%
    Class B Shares --
      after taxes on
      distributions                -15.99%      NA        NA             4.66%
    Class B Shares --
      after taxes on
      distributions and
      sale of Fund shares           -9.74%      NA        NA             5.32%
    Class C Shares --
      before taxes                 -12.64%      NA        NA             8.45%
    Class C Shares --
      after taxes on
      distributions                -12.64%      NA        NA             4.99%
    Class C Shares --
      after taxes on
      distributions and
      sale of Fund shares           -7.70%      NA        NA             5.58%



  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  If Fund has less than 10 years ago.



                      PURCHASES, REDEMPTIONS AND EXCHANGES


    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Funds reserve the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Funds reserve the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.



    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.



    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.



    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).



    The Corporation, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.



    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time; however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of such Fund by the percentage representing that investor's share of the aggregate beneficial interests in such Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.



    The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of the investor's purchase. The Funds receive the net asset value. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                         SALES CHARGE AS A
                                           PERCENTAGE OF:
                                     --------------------------  AMOUNT OF SALES CHARGE REALLOWED TO
AMOUNT OF TRANSACTION AT                             NET AMOUNT      DEALERS AS A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE   INVESTED             OFFERING PRICE
------------------                   --------------  ----------  -----------------------------------
Under 100,000                               5.75         6.10                           5.00
100,000 but under 250,000                   3.75         3.90                           3.25
250,000 but under 500,000                   2.50         2.56                           2.25
500,000 but under 1,000,000                 2.00         2.04                           1.75

   There is no initial sales charge on purchases of Class A shares of $1 million or more.


    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.



    The Funds' Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million, and 0.20% thereafter. The Funds' Distributor may withhold such payments with respect to short-term investments.



    Effective January 1, 2002, broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC"), based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months, there will be a CDSC of 1.00% and if shares are held for 6 to 12 months, there will be a CDSC of 0.75%.



    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.



    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about the Funds combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.



    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the JPMorgan Funds family (or if a Fund has only one class, shares of such Fund), excluding shares of any money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of such Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a

Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount, and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.



    No initial sales charge will apply to the purchase of a Fund's Class A shares if the investor is (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds,
(ii) investing through any qualified retirement plan with 50 or more participants, or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.


    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.


    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund, or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.



    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Funds' Distributor or the JPMorgan Funds Service Center.



    A Fund may sell Class A shares without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Funds' Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Funds' Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Funds' Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in JPMorgan funds.



    Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.



    Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Funds at net asset value.



    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase Class A shares with no initial sales charge (not in excess of the redemption) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.



    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase Bank may discontinue this exchange privilege at any time. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.



    Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Fund at net asset value.


    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.



    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC charge will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.



    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of its participants prior to the CDSC period, as defined below.



    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converted. The conversion of Class B shares will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.



    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.


    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.


                          DIVIDENDS AND DISTRIBUTIONS



    The Fund declares and pays dividends and distributions as described under "How Your Account Works--Distributions and Taxes" in the Prospectuses.



    Dividends and capital gains distributions paid by the Fund are reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan or at his financial professional or, in the case of certain JPMorgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.



    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


                                NET ASSET VALUE


    Each of the Funds computes its net asset value once daily Monday through Friday at the time stated in each Prospectus. The net asset value will not be computed on the days the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Directors to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.



    The net asset value of each Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), is based on the last sale prices on the exchange on which a security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid prices for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Fund manager,material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.



    Options on stock indices traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges which is currently 4:10 p.m., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.



    Fixed-income securities with a maturity of 60 days or more are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.


    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.


    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors.



    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Directors.

                         DISTRIBUTIONS AND TAX MATTERS



    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.


                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.



    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS


    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.


    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than five years beginning after December 31, 2000.


    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.



    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.



    Investment income that may be received by certain Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.


    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


    Each Fund may invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs")), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF") in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set above, a pro rata portion of the QEFs's ordinary earnings and net capital gain, whether or not distributed to a Fund.



    Alternatively, a Fund will be permitted to mark to market any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements set forth above, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included on the Fund for prior taxable years.


    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


    The Small Cap Growth Fund has a capital loss carryforward of $157,872 which expires in the year 2009. These capital loss carryforwards are available to offset future capital gains.



    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.


                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS


    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS


    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                          EFFECT OF FUTURE LEGISLATION


    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by senior officers of the Adviser. Changes in the Funds' investments are reviewed by the Board of Directors. The Funds' portfolio managers may serve other clients of the Adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.



    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.



    For the fiscal periods indicated, the Funds' portfolio turnover rates were as follows:



                                         FISCAL
                                       YEAR ENDED       FISCAL PERIOD
                                     SEPTEMBER 30,     OCTOBER 1, 2001
                                     --------------        THROUGH
                                      2000    2001    DECEMBER 31, 2001
                                     ------  ------  --------------------
Mid Cap Value Fund                     99%     98%                15%
Small Cap Growth Fund                  88%     71%                25%


   The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.


    The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.



    It is expected that the Funds may execute brokerage or other agency transactions through the Adviser or its affiliates, (each an "affiliated broker") each of which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Corporation and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors, including those who are not "interested persons" of the Corporation, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.


    Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


    Under the Advisory Agreement and as permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Directors regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the

Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


    The Adviser serves as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser is in possession of inside information about an issuer, the Adviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.


    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Directors, including a majority of the Directors who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the distributor or any of its affiliates.



    The table below sets forth the brokerage commissions paid by each Fund listed for the fiscal periods indicated:



                                                                     FISCAL
                                                                     PERIOD
                                  FISCAL      FISCAL      FISCAL    10/01/01
                                YEAR ENDED  YEAR ENDED  YEAR ENDED   THROUGH
                                 09/30/99    09/30/00    09/30/01   12/31/01^
                                ----------  ----------  ----------  ---------
Mid Cap Value Fund               $12,966    $13,065*     $12,963     $5,482
Small Cap Growth Fund            $ 1,977    $ 3,689**    $ 2,029     $  585



  * $284 was paid to firms for research, statistical or other sources provided to the Adviser.
 ** $54 was paid to firms for research, statistical or other sources provided to the Adviser.
  ^  The Funds changed their fiscal year-end from 9/30 to 12/31.



                             DESCRIPTION OF SHARES

    The Articles of Incorporation authorizes the issuance of an unlimited number of series and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


    The shares of the Funds, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

    A Director may be removed by shareholders at a special meeting called upon written request of majority of shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the shareholders requesting the meeting to the extent required by law.



    As of March 31, 2002, to the knowledge of the Funds, the following persons owned of record or beneficially owned 5% or more of the outstanding shares of the respective class of the Funds indicated:



FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Small Cap Growth Fund, Institutional   ROBERT FLEMING INC                          67.39%
 Shares                                ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

                                       CHRISTINA A MOHR                            20.19%
                                       514 E 87TH ST
                                       NEW YORK NY 10128-7602

Mid Cap Growth Fund, Institutional     JP MORGAN TRUST CO NA AS AGENT FOR          29.05%
 Shares                                MITCHELL WOLFSON SENIOR FOUNDATION
                                       ATTN: SPECIAL PRODUCTS 2 OPS/3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       JPMIM AS AGENT FOR LOCAL 338                27.29%
                                       RETIREMENT FUND GENERAL IC
                                       ATTN MELISSA CASAZZA
                                       522 5TH AVE
                                       NEW YORK NY 10036-7601

                                       JP MORGAN FSB AS AGENT FOR RADER            10.95%
                                       FAMILY PARTNERSHIP
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       J P MORGAN FSB                              5.422%
                                       RAY L HUNT
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

Small Cap Growth Fund, A Shares        NFSC FBO # C1D-014036                       31.28%
                                       WITCH EQUIPMENT CO INC PROFIT
                                       PAUL KNUCKLEY
                                       DTD 11/01/84
                                       1901 E LOOP 820 S
                                       FORT WORTH TX 76112-7802

                                       PAINEWEBBER FOR THE BENEFIT OF PAUL C       18.74%
                                       DAVIDSON MD PC
                                       PSP BRADFORD CHOICE
                                       U/A DTD 10/1/84
                                       P O BOX 228
                                       TUCKER GA 30085-0228

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       NFSC FEBO # C1D-010286                      14.65%
                                       CARLOS M KIER TTEE
                                       CARLOS M KIER M D P A PFT
                                       SHRING PL
                                       909B MEDICAL CENTER DR
                                       ARLINGTON TX 76012-4757

                                       NFSC FBO # C1D-014028                       9.434%
                                       KNUCKLEY INC PS
                                       PAUL KNUCKLEY
                                       DTD 11/01/84
                                       1901 E LOOP 820 S
                                       FORT WORTH TX 76112-7802

                                       DONALDSON LUFKIN JENRETTE                   5.019%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

Small Cap Growth Fund, B Shares        NFSC FEBO # C1B-952516                      12.12%
                                       HSUPI LEE
                                       14640 32ND AVE
                                       FLUSHING NY 11354-3220

                                       FIRST CLEARING CORP                         10.95%
                                       A/C 1288-3290
                                       HEATHER BAKER IRA
                                       1013 CAMINO REAL
                                       REDONDO BEACH CA 90277-4529

                                       DONALDSON LUFKIN JENRETTE                    9.38%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       NFSC FEBO # CR1-972010                      7.633%
                                       JPMORGAN CHASE BANK R/O IRA CUST
                                       IRA OF SCOTT A KUSHNICK
                                       17 5TH AVENUE APT 22A
                                       PELHAM NY 10803-1509

                                       MLPF&S FOR THE SOLE BENEFIT OF ITS          6.193%
                                       CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97B00
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL 32246-6484

                                       DONALDSON LUFKIN JENRETTE                   6.127%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       JP MORGAN INVESTMENT MGMT                    6.11%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       DONALDSON LUFKIN JENRETTE                   5.411%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       DONALDSON LUFKIN JENRETTE                   5.308%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       NATIONAL INVESTOR SERVICES FBO              5.278%
                                       391-93303-10
                                       55 WATER STREET, 32ND FLOOR
                                       NEW YORK NY 10041-0028

                                       NFSC FBO # C1Q-526320                       5.198%
                                       JOHN P PERNASILICE
                                       120 WILLOWWOOD LN
                                       CAMILLUS NY 13031-9651

Small Cap Growth Fund, C Shares        JP MORGAN INVESTMENT MGMT                   33.48%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

                                       NFSC FEBO # AC1-025445                      29.82%
                                       GLENN MILLIKAN
                                       ALBERTA A MILLIKAN
                                       23600 MARINE VIEW DRIVE S.
                                       DES MOINES WA 98198-7352

                                       INVESTORS TRUST CO CUST                     15.11%
                                       FBO DIANA LEE SODY IRA R/O
                                       504 BENDING LN
                                       KING OF PRUSSA PA 19406-2635

                                       MLPF&S FOR THE SOLE BENEFIT OF ITS          9.104%
                                       CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97B00
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL 32246-6484

                                       PAINEWEBBER FBO                             8.127%
                                       UBS PAINEWEBBER CUST FBO
                                       ELIZABETH D VAUGHAN IRA
                                       PO BOX 3321
                                       WEEHAWKEN NJ 07086-8154

Mid Cap Value Fund, C Shares           MLPF&S FOR THE SOLE BENEFIT OF ITS          54.21%
                                       CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97B00
                                       4800 DEER LAKE DR E FL 3
                                       JACKSONVILLE FL 32246-6484

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
Mid Cap Value Fund, Select Shares      JPM TRUST COMPANY NA AS AGENT FOR C         44.28%
                                       KENNETH ROBERTS IRA
                                       ATTN: SPECIAL PRODUCTS 1/OPS3
                                       500 STANTON CHRISTIANA RD
                                       NEWARK DE 19713-2107

                                       ANTHONY P SALVATORE                         27.83%
                                       MARY E SALVATORE JTWROS
                                       55 E END AVE APT 7J
                                       NEW YORK NY 10028-7935

                                       ROBERT LAUGHLIN JPME AND IRA RIETER         6.735%
                                       TTEES
                                       THE ROBERT A LAUGHLIN FAMILY TRUST
                                       UA DTD 01/01/1997
                                       PO BOX 1118
                                       SHARON CT 06069-1118

                                       JP MORGAN INVESTMENT MGMT                   5.284%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

Small Cap Growth Fund, Select Shares   BALSA & CO                                  73.93%
                                       MUTUAL FUNDS UNIT 16-HCB-340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558

                                       JP MORGAN INVESTMENT MGMT                   8.868%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE FL 18
                                       NEW YORK NY 10036-7601

                                       DONALDSON LUFKIN JENRETTE                   7.965%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       BALSA & CO                                  7.393%
                                       MUTUAL FUNDS UNIT 16-HCB-340
                                       PO BOX 2558
                                       HOUSTON TX 77252-2558



    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.



    As of March 31, 2001, the Directors and Officers of the Corporation, as a group, owned less than 1% of the outstanding shares of each class of each of the Mid Cap Value Fund and Small Cap Growth Fund.


                       LIMITATION OF DIRECTORS' LIABILITY

    The Articles of Incorporation provides that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment adviser, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provides that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              FINANCIAL STATEMENTS


    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's December 31, 2001 annual report filing made with the SEC on March 7, 2002 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-02-009002). The financial statements are available without charge upon request by calling JPMorgan Funds Service Center at (800) 348-4782.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the SAI.

                         FLEMING MUTUAL FUND GROUP, INC.
                                    FORM N-1A
                                     PART C

Item 23. Exhibits:

(99)(a)        Powers of Attorney for: William J. Armstrong, Roland R.
               Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding,
               H. Richard Vartabedian and David Wezdenko.(8)

      (a)      Articles of Incorporation
               (1) Agreement and Declaration of Trust.(1)
               (2) Articles of Incorporation.(2)

               (3) Articles of Merger.(2)

               (4) Articles Supplementary. (6)

               (5) Articles of Amendment. (6)

      (b)      (1) By-Laws.(1)
               (2) By-Laws.(2)

      (d)      Investment Advisory Agreement.(3)

      (e)      Form of Distribution Agreement.(8)

      (g)      Form of Global Custody Agreement. (6)

      (h)      (1) Form of Administration Agreement. (6)

      (h)      (2) Transfer Agent Agreement.(4)
      (h)      (3) Account Services Agreement.(4)
      (h)      (4) Form of  Operating Expense Agreement.(3)

      (i)      Opinion and Consent of Counsel as to legality of Shares.(6)

      (j)      (1) E & Y Consent of Independent Accountants filed herewith.
      (j)      (2) PWC Consent of Independent Accountants filed herewith.

      (l)     Form of Purchase Agreement.(6)

      (m)     Rule 12b-1 Plan. (6)

      (n)     Rule 18f-3 Plan. (6)

      (p)     Code of Ethics

               (1) Fleming Mutual Fund Group, Inc.(5)
               (2) Robert Fleming Inc.(5)

----------

(1) Incorporated by reference to the Form N-1A Registration Statement filed on April 24, 1997.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to the Form N-1A Registration Statement filed on September 30, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 7 to the Form N-1A Registration Statement filed on January 25, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Form N-1A Registration Statement filed on April 30, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 6 to the Form N-1A Registration Statement filed on November 29, 2000.

(6) Incorporated by reference to Post-Effective No. 10 to the Form N-1A Registration Statement filed on April 27, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 11 to the Form N-1A Registration Statement filed on July 27, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 12 to the Form N-1A Registration Statement filed on September 7, 2002.

Item 24. Persons Controlled by or Under Common Control with Registrant.

              Not applicable.

Item 25. Indemnification.

              Article VIII of the Articles of Incorporation, filed as Exhibit 1(b) to the Registration Statement, is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of

1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

The business of the Adviser is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

Item 27. PRINCIPAL UNDERWRITERS.

         (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

         J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

         Fleming Mutual Fund Group, Inc.
         J.P. Morgan Funds
         J.P. Morgan Institutional Funds
         J.P. Morgan Series Trust
         J.P. Morgan Series Trust II
         Mutual Fund Group
         Mutual Fund Investment Trust
         Mutual Fund Select Group
         Mutual Fund Select Trust
         Mutual Fund Trust
         Mutual Fund Variable Annuity Trust
         Growth and Income Portfolio
         JPMorgan Value Opportunities Fund



         (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                POSITION AND OFFICES        POSITION AND OFFICES
NAME AND ADDRESS                WITH DISTRIBUTOR            WITH REGISTRANT


Lynn J. Mangum                  Director                    None
90 Park Avenue
New York, NY 10016

Charles Linn Booth              Vice President/Assistant    None
3435 Stelzer Road                 Compliance Officer
Columbus, OH 43219

Dennis Sheehan                  Director/Treasurer          None
90 Park Avenue
New York, NY 10016

Kevin J. Dell                   Secretary                   None
90 Park Avenue
New York, NY 10016

Edward S. Forman                Assistant Secretary         None
90 Park Avenue
New York, NY 10016

Olusegun T. Lawal               Financial Operations        None
90 Park Avenue                   Officer
New York, NY 10016

Richard F. Froio                Chief Compliance Officer    None
60 State Street
Boston, MA 02109

William J. Tomko                President                   None
3435 Stelzer Road
Columbus, OH 43219


Item 28. Location of Accounts and Records.

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                  (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                          JPMorgan Chase Bank
                          3 Chase MetroTech Center
                          Brooklyn, NY  11245

                  (b) With respect to Rules 31a-1(a); 31a-1(b); (2)(iii) and (4), the required books and records are maintained at the offices of Registrant's Administrator:

                          JPMorgan Chase Bank
                          1 Chase Square
                          Rochester, NY  14643

                  (c)     With respect to Rules 31a-1(b)(5), (6), (7), (9),
                  (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's
                  Adviser:

                          Robert Fleming Inc.
                          522 Fifth Avenue
                          New York, NY  10036

                  (d) With respect to Rules 31a-1(b)(iv) and (8), the required books and records are maintained at the offices of Registrant's Transfer Agent and Accounting Services Agent:

                          DST Systems, Inc.
                          210 W. 10th Street
                          Kansas City, MO  64105


                  (e) With respect to Rule 31a-1(d), certain required books and records will be maintained at the offices of the Registrant's Principal Underwriter:

                          J.P. Morgan Fund Distributors, Inc.
                          1211 Avenue of the Americas
                          41st Floor
                          New York, NY  10036

Item 29. Management Services.

                  There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

                  None.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 30th day of April, 2002.

                                           Fleming Mutual Fund Group, Inc.


                                           By: /s/ George Gatch
                                               -----------------------------
                                               George Gatch
                                               President

                                               /s/ David Wezdenko
                                               -----------------------------
                                               David Wezdenko, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following person in the capacities indicated on April 30, 2002.


/s/ Fergus Reid, III*            Chairman and
---------------------------      Director
Fergus Reid, III

/s/ William J. Armstrong*        Director
---------------------------
William J. Armstrong

/s/ Roland R. Eppley, Jr.*       Director
---------------------------
Roland R. Eppley, Jr.

/s/ Ann Maynard Gray*            Director
---------------------------
Ann Maynard Gray

/s/ Matthew Healey*              Director
---------------------------
Matthew Healey

/s/ James J. Schonbachler*       Director
--------------------------
James J. Schonbachler*

/s/ Leonard M. Spalding, Jr.*    Director
-----------------------------
Leonard M. Spalding, Jr.

/s/ H. Richard Vartabedian*      Director
---------------------------
H. Richard Vartabedian


*By: /s/ David Wezdenko
     ----------------------
     David Wezdenko
     Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

     99(j)(1)   E & Y Consent of Independent Accountants
     99(j)(2)   PWC Consent of Independent Accountants